Exhibit 10.1

Execution version AMENDMENT NO. 1 TO CREDIT AGREEMENT AMENDMENT NO. 1 TO FIVE-YEAR CREDIT AGREEMENT, dated as of August 9, 2017 (this “Amendment”), to the Five-Year Credit Agreement, dated as of May 13, 2015 (the “Credit Agreement”), among DILLARD’S, INC., a Delaware corporation (the “Parent Borrow-er”), DILLARD STORE SERVICES, INC., an Arizona corporation (and, together with the Par-ent Borrower, the “Borrowers”), the SUBSIDIARY GUARANTORS party thereto, the LENDERS party thereto and JPMORGAN CHASE BANK, N.A. as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings given them in the Credit Agreement. WITNESSETH WHEREAS, the Parent Borrower has requested the amendments to the Credit Agree-ment set forth herein; WHEREAS, on the date hereof, the Parent Borrower, the Administrative Agent, each Lender required under Section 10.02 of the Credit Agreement and each institution which will become a Lender (each, a “New Lender”) on the Amendment No. 1 Effective Date (as defined below) desire to amend the Credit Agreement to, among other things, (i) extend the maturity of the existing Commitments to five years from the Amendment No. 1 Effective Date and (ii) make certain other amendments to the Credit Agreement pursuant to this Amendment; WHEREAS, the Administrative Agent, the Parent Borrower, and the Lenders signatory hereto are willing to so agree pursuant to Section 10.02 of the Credit Agreement, subject to the conditions set forth herein; NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree as follows: 1. Amendment. The Credit Agreement is, effective as of the Amendment No. 1 Ef-fective Date (as defined below), hereby amended pursuant to Section 10.02 of the Credit Agree-ment, to delete the stricken text (indicated textually in the same manner as the following exam-ple: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the Credit Agreement attached as Exhibit A hereto (the “Amended Credit Agreement”). 2. Representations and Warranties. The Parent Borrower hereby represents and war-rants that as of the Amendment No. 1 Effective Date (as defined below), after giving effect to this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Parent Borrower set forth in the Amended Credit Agree-ment are true and correct in all material respects (except to the extent that any such representa-tion and warranty is qualified by materiality or Material Adverse Effect, in which case such rep-resentation and warranty is true and correct in all respects) on and as of the date hereof, except to the extent that any such representation and warranty relates to an earlier date (in which case such representation and warranty is true and correct in all material respects (except to the extent that any such representation and warranty is qualified by materiality or Material Adverse Effect, in which case such representation and warranty is true and correct in all respects) as of such earlier date). 3. Lenders. Each Lender and each New Lender hereby agrees, on the terms and conditions set forth herein and in the Amended Credit Agreement, including as to the extension of the maturity of their Commitments, to make Loans in accordance with Section 2.01 of the Amended Credit Agreement and attached hereto as Exhibit B. In addition, by its signature here-to, each Lender and each New Lender hereby agrees to the Commitments set forth in Schedule 2.01 to the Amended Credit Agreement and attached hereto as Exhibit B. 4. Conditions Precedent. This Amendment will be effective upon completion of each of the following conditions (the “Amendment No. 1 Effective Date”) to the satisfaction of the Administrative Agent: (a) Execution and Delivery of Amendment. (i) The Administrative Agent shall have received from the Obligors and each Lender required under Section 10.02 of the Credit Agreement and each New Lender either (x) a counterpart of this Amendment signed on behalf of such party or (y) written evidence satisfactory to the Administrative Agent (which may include telecopy, facsimile or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment, and (ii) the Administrative Agent acknowledges this Amendment in writing, whether by executing an acknowledgement counterpart to this Amendment or otherwise; (b) Opinion. The Administrative Agent shall have received, on behalf of it-self and the Lenders, (i) an opinion of Simpson Thacher & Bartlett LLP, special counsel for the Borrowers and Subsidiary Guarantors and (ii) the General Counsel of the Borrow-ers and Subsidiary Guarantors, each dated the Amendment No. 1 Effective Date and ad-dressed to the Administrative Agent and the Lenders, each in form and substance reason-ably satisfactory to the Administrative Agent; (c) Office r’s C ertific ate . The Parent Borrower shall have delivered to the Administrative Agent an Officer’s Certificate certifying that as of the Amendment No. 1 Effective Date, after giving effect to this Amendment, to the best knowledge of such Re-sponsible Officer, following due inquiry, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Parent Borrower set forth in the Amended Credit Agreement are true and correct in all material respects (ex-cept to the extent that any such representation and warranty is qualified by materiality or Material Adverse Effect, in which case such representation and warranty is true and cor-rect in all respects) on and as of the date hereof, except to the extent that any such repre-sentation and warranty relates to an earlier date (in which case such representation and warranty is true and correct in all material respects (except to the extent that any such representation and warranty is qualified by materiality or Material Adverse Effect, in which case such representation and warranty is true and correct in all respects) as of such earlier date); -2-

(d) Fees and Expenses. Any reasonable out-of-pocket and documented fees or expenses required to be paid to any Arranger or any Lender pursuant to any fee or en-gagement letter in connection with this Amendment due and payable on or before the Amendment No. 1 Effective Date by the Parent Borrower to any Arranger or any Lender shall have been paid. On the Amendment No. 1 Effective Date, the principal of all Loans outstanding immediately prior to the Amendment No. 1 Effective Date (but not any ac-crued interest and fees thereon, which shall be paid in accordance with the Credit Agree-ment prior to the Amendment No. 1 Effective Date and in accordance with the Amended Credit Agreement from and after the Amendment No. 1 Effective Date) shall be deemed paid by a simultaneous borrowing under the Amended Credit Agreement in such princi-pal amount, and each Lender and each New Lender party hereto hereby waives any pre-payment notice, borrowing notice or other notice requirement in connection therewith; (e) S ecreta r y’s Certific ate . The Administrative Agent shall have received (i) a copy of the certificate or articles of incorporation or organization, including all amend-ments thereto, of each Obligor, certified, if applicable, as of a recent date by the applica-ble Governmental Authority, and a certificate as to the good standing (where relevant) of each Obligor as of a recent date, from such Secretary of State or similar Governmental Authority (or a certification from each Obligor that there have been no changes to the certificate or articles of incorporation or organization, including all amendments thereto, that were delivered to the Administrative Agent in connection with the Credit Agree-ment) and (ii) a certificate of a Responsible Officer of each Obligor dated the Amend-ment No. 1 Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws or operating (or limited liability company) agreement of such Obli-gor as in effect on the Amendment No. 1 Effective Date (or a certification from each Ob-ligor that there have been no changes to the by-laws or operating (or limited liability company) agreement, including all amendments thereto, that were delivered to the Ad-ministrative Agent in connection with the Credit Agreement) and (B) that attached there-to is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Obligor authorizing the execution, delivery and per-formance of this Amendment and the transactions contemplated hereby and that such res-olutions have not been modified, rescinded or amended and are in full force and effect; and (f) PATRIOT ACT. Each Obligor shall have provided the documentation and other information that shall have been requested by the Lenders in writing at least 10 Business Days prior to the Amendment No. 1 Effective Date and that any Lender reason-ably determined is required by U.S. regulatory authorities under applicable “know your customer” and anti-money-laundering rules and regulations, including without limitation, the USA PATRIOT Act. 5. Reference to and Effect on Credit Agreement and Loan Documents. (a) On and after the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the -3-

Credit Agreement will mean and be a reference to the Credit Agreement, as amended by this Amendment (i.e., the Amended Credit Agreement). (b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment are and will continue to be in full force and effect and are hereby in all respects ratified and confirmed and each Obligor reaffirms its obligations under the Loan Documents to which it is party. (c) The execution, delivery and effectiveness of this Amendment will not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any pro-vision of any of the Loan Documents or serve to effect a novation of the Obligations. On and after the Amendment No. 1 Effective Date, this Amendment will for all purposes constitute a Loan Document. 6. Counterparts. This Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument. 7. Severability. If any term of this Amendment or any application thereof is held to be invalid, illegal or unenforceable, the validity of other terms of this Amendment or any other application of such term will in no way be affected thereby. 8. Entire Agreement. This Amendment sets forth the entire agreement and under-standing of the parties with respect to the amendment to the Credit Agreement contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to such amendment. No representation, promise, inducement or state-ment of intention has been made by any party that is not embodied in this Amendment, and no party will be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein. 9. Governing Law; Jurisdiction; Etc. (a) Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York. (b) Submission to Jurisdiction. Each of the parties hereto irrevocably and un-conditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any ac-tion or proceeding arising out of or relating to this Amendment, or for recognition or enforce-ment of any judgment, and each of the Obligors irrevocably and unconditionally agrees that all claims arising out of or relating to this Amendment brought by it or any of its Affiliates shall be brought, and shall be heard and determined, exclusively in such New York State court or, to the fullest extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be en-forced in other jurisdictions by suit on the judgment or in any other manner provided by law. -4-

Nothing in this Amendment shall affect any right that the Administrative Agent, any Issuing Lender or any Lender may otherwise have to bring any action or proceeding relating to this Amendment against any Obligor or its properties in the courts of any jurisdiction. (c) Waiver of Venue. Each of the parties hereto irrevocably and uncondition-ally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Amendment in any court referred to in paragraph (b) of this Section. Each of the parties hereto irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconven-ient forum to the maintenance of such action or proceeding in any such court. 10. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. [SIGNATURES APPEAR ON FOLLOWING PAGES] -5-

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written. DILLARD’S, INC., as Parent Borrower By: /s/ Alex Dillard Name: Alex Dillard Title: President DILLARD STORE SERVICES, INC. By: /s/ Joseph Brennan Name: Joseph Brennan Title: President [Dillard’s - Amendment No. 1 Signature Page]

SUBSIDIARY GUARANTORS 600 CARNAHAN DRIVE OPERATIONS, LLC By: /s/ Chris B. Johnson Name: Title: Chris B. Johnson Vice President 600 CARNAHAN DRIVE PROPERTY, LLC By: /s/ Chris B. Johnson Name: Title: Chris B. Johnson Vice President BTK DEVELOPMENT, L.L.C. By: /s/ Jim Northup Name: Title: Jim Northup President and Assistant Secretary CONDEV MISSION, INC. By: /s/ Sherrill E. Wise Name: Title: Sherrill E. Wise Vice President, Treasurer and Assistant Secretary CONDEV NEVADA, INC. By: /s/ Jo Margaret Bennett Name: Title: Jo Margaret Bennett Vice President and Secretary [Dillard’s - Amendment No. 1 Signature Page]

CONSTRUCTION DEVELOPERS, INCORPORATED By: /s/ Bill Dillard, III Name: Title: Bill Dillard, III President and Assistant Secretary DILLARD INTERNATIONAL, INC. By: /s/ Dean L. Worley Name: Title: Dean L. Worley President and Assistant Secretary DILLARD INVESTMENT CO. INC. By: /s/ Andrea Armstrong Name: Title: Andrea Armstrong Vice President, Treasurer and Assistant Secretary DILLARD TENNESSEE OPERATING LIMITED PARTNERSHIP By: /s/ Donna Moye Name: Title: Donna Moye President DILLARD TEXAS CENTRAL, LLC By: /s/ Brett Gunn Name: Title: Brett Gunn President and Assistant Secretary DILLARD TEXAS EAST, LLC By: /s/ Gary Borofsky Name: Title: Gary Borofsky President [Dillard’s - Amendment No. 1 Signature Page]

DILLARD TEXAS FOUR-POINT, LLC By: /s/ Drue Matheny Name: Title: Drue Matheny President DILLARD TEXAS SOUTH, LLC By: /s/ Sid Sanders Name: Title: Sid Sanders President and Assistant Secretary DILLARD TEXAS, LLC By: /s/ Drue Matheny Name: Title: Drue Matheny President DILLARD’S UTAH, INC. By: /s/ Chris B. Johnson Name: Title: Chris B. Johnson Vice President and Assistant Secretary DILLARD'S DOLLARS, INC. By: /s/ Tom Bolin Name: Title: Tom Bolin President D-SERF COMPANY, LLC By: /s/ Jim Northup Name: Title: Jim Northup President and Assistant Secretary [Dillard’s - Amendment No. 1 Signature Page]

DSS NEIL OPERATIONS, LLC By: /s/ Marva Harrell Name: Title: Marva Harrell President DSS UNITER, LLC By: /s/ Julie Taylor Name: Title: Julie Taylor President FORT WORTH BORROWER LLC By: /s/ Chris B. Johnson Name: Title: Chris B. Johnson Vice President FREMAUX HOLDINGS, LLC By: /s/ Sherrill E. Wise Name: Title: Sherrill E. Wise Vice President, Treasurer and Assistant Secretary GAK GP, LLC By: /s/ Phillip R. Watts Name: Title: Phillip R. Watts President and Assistant Secretary [Dillard’s - Amendment No. 1 Signature Page]

GAK INVESTCO, LLC By: /s/ Phillip R. Watts Name: Title: Phillip R. Watts President and Assistant Secretary HIGBEE GAK, LP By: /s/ Phillip R. Watts Name: Title: Phillip R. Watts President and Assistant Secretary HIGBEE INVESTCO, LLC By: /s/ Gene Heil Name: Title: Gene Heil President and Assistant Secretary HIGBEE LANCOMS, LP By: /s/ Brant Musgrave Name: Title: Brant Musgrave President and Assistant Secretary HIGBEE LOUISIANA, LLC By: /s/ Brad Baker Name: Title: Brad Baker President HIGBEE SALVA, LP By: /s/ Sherrill E. Wise Name: Title: Sherrill E. Wise President and Assistant Secretary [Dillard’s - Amendment No. 1 Signature Page]

HIGBEE WEST MAIN, LP By: /s/ Scott Bartels Name: Title: Scott Bartels Vice President and Assistant Secretary LANCOMS GP, LLC By: /s/ Brant Musgrave Name: Title: Brant Musgrave President and Assistant Secretary LITTLE ROCK BORROWER LLC By: /s/ Chris B. Johnson Name: Title: Chris B. Johnson Vice President DILLARD TRAVEL, INC. By: /s/ Alex Dillard Name: Title: Alex Dillard President CALIFORNIA DSS, INC. By: /s/ Alex Dillard Name: Title: Alex Dillard President [Dillard’s - Amendment No. 1 Signature Page]

PULASKI REALTY COMPANY By: /s/ Chris B. Johnson Name: Title: Chris B. Johnson Vice President and Assistant Secretary SALVA GP, LLC By: /s/ Sherrill E. Wise Name: Title: Sherrill E. Wise President and Assistant Secretary THE HIGBEE COMPANY By: /s/ Jim Northup Name: Title: Jim Northup President and Assistant Secretary TNLP INVESTCO, LLC By: /s/ Donna Moye Name: Title: Donna Moye President U.S. ALPHA, INC. By: /s/ Mark Galvan Name: Title: Mark Galvan President and Assistant Secretary WEST MAIN GP, LLC By: /s/ Scott Bartels Name: Scott Bartels Title:Vice President and Assistant Secretary [Dillard’s - Amendment No. 1 Signature Page]

HIGBEE KYG, LP By: /s/ Phillip R. Watts Name: Title: Phillip R. Watts President and Assistant Secretary [Dillard’s - Amendment No. 1 Signature Page]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as Lender By: /s/ Maria Riaz Name: Title: Maria Riaz Vice President [Dillard’s - Amendment No. 1 Signature Page]

Wells Fargo Bank, N.A., as a Lender By: /s/ Irena Stavreska Name: Title: Irena Stavreska Director [Dillard’s - Amendment No. 1 Signature Page]

REGIONS BANK, as a Lender By: /s/ Richard A. Gere Name: Title: Richard A. Gere Managing Director [Dillard’s - Amendment No. 1 Signature Page]

Citizens Bank, N.A., as a Lender By: /s/ Elizabeth Aigler Name: Title: Elizabeth Aigler Assistant Vice President [Dillard’s - Amendment No. 1 Signature Page]

SunTrust Bank, as a Lender By: /s/ Justin Lien Name: Title: Justin Lien Director [Dillard’s - Amendment No. 1 Signature Page]

Bank of America, N.A., as a Lender By: /s/ Lisa M. Chrzanowski Name: Title: Lisa M. Chrzanowski Senior Vice President [Dillard’s - Amendment No. 1 Signature Page]

Citibank, N.A., as a New Lender By: /s/ Anita Philip Name: Title: Anita Philip Vice President [Dillard’s - Amendment No. 1 Signature Page]

Simmons Bank By: /s/ Chris W. White Name: Title: Chris W. White Market President [Dillard’s - Amendment No. 1 Signature Page]

Execution version EXHIBIT A FIVE-YEAR CREDIT AGREEMENT dated as of May 13, 2015, as amended as of August 9, 2017, among DILLARD’S, INC., DILLARD STORE SERVICES, INC., The SUBSIDIARY GUARANTORS Party Heretoparty hereto, The LENDERS Party Heretoparty hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent $1,000,000,000800,000,000 J.P. MORGAN SECURITIES LLC JPMORGAN CHASE BANK, N.A., WELLS FARGO SECURITIES, LLC REGIONS CAPITAL MARKETS and CITIZENS BANK, N.A., as Amendment No. 1 Joint Lead Arrangers and Joint Bookrunners WELLS FARGO BANK, N.A. and REGIONS CAPITAL MARKETS, as Amendment No. 1 Syndication Agents CITIZENS BANK, N.A., as Amendment No. 1 Documentation Agent

TABLE OF CONTENTS Page ARTICLE I DEFINITIONS SECTION 1.01. SECTION 1.02. SECTION 1.03. SECTION 1.04. SECTION 1.05. Defined Terms .............................................................................................................................1 Classification of Loans and Borrowings ......................................................................................2021 Terms Generally ..........................................................................................................................2021 Accounting Terms; GAAP ...........................................................................................................2022 Pro Forma Computations .............................................................................................................2122 ARTICLE II THE CREDITS SECTION 2.01. SECTION 2.02. SECTION 2.03. SECTION 2.04. SECTION 2.05. SECTION 2.06. SECTION 2.07. SECTION 2.08. SECTION 2.09. SECTION 2.10. SECTION 2.11. SECTION 2.12. SECTION 2.13. SECTION 2.14. SECTION 2.15. SECTION 2.16. SECTION 2.17. SECTION 2.18. SECTION 2.19. SECTION 2.20. SECTION 2.21. The Commitments........................................................................................................................2122 Loans and Borrowings .................................................................................................................2123 Requests for Syndicated Borrowings ...........................................................................................2223 Competitive Bid Procedure ..........................................................................................................2224 Swingline Loans ..........................................................................................................................2426 Letters of Credit ...........................................................................................................................2628 Funding of Borrowings ................................................................................................................3032 Interest Elections..........................................................................................................................3133 Termination, Reduction and Increase of the Commitments .........................................................3234 Repayment of Loans; Evidence of Debt ......................................................................................3436 Prepayment of Loans ...................................................................................................................3537 Fees ..............................................................................................................................................3537 Interest .........................................................................................................................................3638 Alternate Rate of Interest .............................................................................................................3739 Increased Costs ............................................................................................................................3739 Break Funding Payments .............................................................................................................3941 Taxes............................................................................................................................................3941 Payments Generally; Pro Rata Treatment; Sharing of Setoffs .....................................................4244 Mitigation Obligations; Replacement of Lenders ........................................................................4446 Extension of Commitment Termination Date ..............................................................................4547 Defaulting Lenders ......................................................................................................................4648 ARTICLE III GUARANTEE SECTION 3.01. SECTION 3.02. SECTION 3.03. SECTION 3.04. SECTION 3.05. SECTION 3.06. SECTION 3.07. SECTION 3.08. SECTION 3.09. SECTION 3.10. SECTION 3.11. The Guarantee ..............................................................................................................................4850 Obligations Unconditional ...........................................................................................................4850 Reinstatement...............................................................................................................................4951 Subrogation ..................................................................................................................................4951 Remedies......................................................................................................................................4951 Instrument for the Payment of Money .........................................................................................4951 Continuing Guarantee ..................................................................................................................4951 Rights of Contribution .................................................................................................................5051 General Limitation on Guarantee Obligations .............................................................................5052 Designation of Subsidiary Guarantors .........................................................................................5052 Release of Guarantees ..................................................................................................................5152 -i-

Page ARTICLE IV REPRESENTATIONS AND WARRANTIES SECTION 4.01. SECTION 4.02. SECTION 4.03. SECTION 4.04. SECTION 4.05. SECTION 4.06. SECTION 4.07. SECTION 4.08. SECTION 4.09. SECTION 4.10. SECTION 4.11. SECTION 4.12. SECTION 4.13. SECTION 4.14. Organization.................................................................................................................................5153 Authorization; Enforceability ......................................................................................................5153 Governmental Approvals; No Conflicts.......................................................................................5153 Financial Condition; No Material Adverse Change .....................................................................5153 Properties .....................................................................................................................................5253 Litigation and Environmental Matters .........................................................................................5254 Compliance with Laws and Agreements......................................................................................5254 Investment Company Status ........................................................................................................5254 Taxes............................................................................................................................................5254 ERISA ..........................................................................................................................................5254 Subsidiaries ..................................................................................................................................5254 Federal Reserve Regulations........................................................................................................5254 Disclosure ....................................................................................................................................5355 Anti-Corruption Laws and Sanctions ...........................................................................................5355 ARTICLE V CONDITIONS SECTION 5.01. SECTION 5.02. Effective Date ..............................................................................................................................5355 Each Credit Event ........................................................................................................................5456 ARTICLE VI AFFIRMATIVE COVENANTS SECTION 6.01. SECTION 6.02. SECTION 6.03. SECTION 6.04. SECTION 6.05. SECTION 6.06. SECTION 6.07. SECTION 6.08. SECTION 6.09. Financial Statements, Rating Changes and Other Information ....................................................5557 Notices of Material Events...........................................................................................................5658 Existence; Conduct of Business ...................................................................................................5658 Payment of Obligations................................................................................................................5758 Maintenance of Properties; Insurance ..........................................................................................5759 Books and Records; Inspection Rights ........................................................................................5759 Compliance with Laws ................................................................................................................5759 New Specified Subsidiaries to Become Subsidiary Guarantors ...................................................5759 Designation of Subsidiaries .........................................................................................................5859 ARTICLE VII NEGATIVE COVENANTS SECTION 7.01. SECTION 7.02. SECTION 7.03. SECTION 7.04. SECTION 7.05. SECTION 7.06. SECTION 7.07. SECTION 7.08. SECTION 7.09. Subsidiary Indebtedness...............................................................................................................5860 Liens ............................................................................................................................................5961 Fundamental Changes ..................................................................................................................6062 Restrictive Agreements ................................................................................................................6163 Transactions with Affiliates .........................................................................................................6263 Certain Financial Covenants ........................................................................................................6264 Restricted Payments .....................................................................................................................6264 Investments, Loans and Advances ...............................................................................................6264 Use of Proceeds ...........................................................................................................................6264 -ii-

Page ARTICLE VIII EVENTS OF DEFAULT ARTICLE IX AGENCY SECTION 9.01. SECTION 9.02. Administrative Agent ...................................................................................................................6466 Bookrunners, Etc. ........................................................................................................................6769 ARTICLE X MISCELLANEOUS SECTION 10.01. SECTION 10.02. SECTION 10.03. SECTION 10.04. SECTION 10.05. SECTION 10.06. SECTION 10.07. SECTION 10.08. SECTION 10.09. SECTION 10.10. SECTION 10.11. SECTION 10.12. SECTION 10.13. SECTION 10.14. SECTION 10.15. SECTION 10.16. SECTION 10.17. SECTION 10.18. SECTION 10.19. SECTION 10.20. Notices .........................................................................................................................................6769 Waivers; Amendments .................................................................................................................6870 Expenses; Indemnity; Damage Waiver ........................................................................................6971 Successors and Assigns................................................................................................................7173 Survival ........................................................................................................................................7476 Counterparts; Integration; Effectiveness; Electronic Execution ..................................................7476 Severability ..................................................................................................................................7476 Right of Setoff .............................................................................................................................7476 Governing Law; Jurisdiction; Etc. ...............................................................................................7577 WAIVER OF JURY TRIAL ........................................................................................................7577 Headings ......................................................................................................................................7577 Treatment of Certain Information; Confidentiality ......................................................................7577 Non-Public Information ...............................................................................................................7678 USA PATRIOT Act .....................................................................................................................7779 Interest Rate Limitation ...............................................................................................................7779 No Fiduciary Relationship ...........................................................................................................7779 Joint and Several Liability ...........................................................................................................7779 Contribution and Indemnification Between the Borrowers .........................................................7880 Agency of the Parent Borrower for Each Other Borrower ...........................................................7981 Dillard’s Insurance Company Limited .........................................................................................7981 SECTION 10.21. Acknowledgment and Consent to Bail-In of EEA Financial Institutions ....................................81 SCHEDULE 2.01 SCHEDULE 2.05 SCHEDULE 2.06 SCHEDULE 4.05(b) SCHEDULE 4.06 SCHEDULE 4.11(a) SCHEDULE 4.11(b) SCHEDULE 4.11(c) SCHEDULE 7.01 SCHEDULE 7.02 SCHEDULE 7.04 – – – – – – – – – – – Commitments Swingline Commitments Existing Letters of Credit Real Estate of Unrestricted Subsidiaries Disclosed Matters Subsidiaries Unrestricted Subsidiaries Excluded Subsidiaries Existing and Available Indebtedness Certain Existing Liens Restrictive Agreements EXHIBIT A EXHIBIT B EXHIBIT C EXHIBIT D – – – – Form of Assignment and Assumption Form of Guarantee Assumption Agreement Form of Non-Bank Certificate Form of Borrowing Request -iii-

FIVE-YEAR CREDIT AGREEMENT dated as of May 13, 2015, and amended as of August 9, 2017, among THE BORROWERS, the SUBSIDIARY GUARANTORS party hereto, the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent. The Borrowers (as hereinafter defined) have requested that the Lenders (as hereinafter defined) make extensions of credit (by means of loans and letters of credit) to the Borrowers in an original aggregate principal or face amount not exceeding $1,000,000,000800,000,000 at any one time outstanding in Dollars. The Lenders are prepared to extend such credit upon the terms and conditions hereof, and, accordingly, the parties hereto agree as follows: ARTICLE I Definitions SECTION 1.01. Defined Terms. As used in this Agreement (including the introductory paragraph hereto), the following terms have the meanings specified below: “ABR,” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate. “Accommodation Payment” has the meaning set forth in Section 10.18. “Additional Commitment Lender” means any Person that is an Eligible Assignee and that agrees to provide a Commitment or (in the case of an existing Lender) agrees to increase the amount of its Commitment, in each case pursuant to Section 2.09(e) or 2.20, with the consent of the Administrative Agent, each Issuing Lender and each Swingline Lender (in each case, such consent not to be unreasonably withheld). “Adjusted LIBO Rate” means, for the Interest Period for any Syndicated Eurocurrency Borrowing, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate for such Interest Period. “Administrative Agent” means JPMCB, in its capacity as administrative agent for the Lenders hereunder and under the other Loan Documents, and its successors in such capacity as provided in Article IX. “ Ad min istr ati ve Agent ’ s Acc o unt ” means an account designated by the Administrative Agent in a notice to the Parent Borrower and the Lenders. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent. “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Agents” means the Administrative Agent, each Syndication Agent, each Arranger and each Documentation Agent. “Agreement” means this Five-Year Credit Agreement, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time. “Allocable Amount” has the meaning set forth in Section 10.18. “Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds EffectiveNYFRB Rate in effect on such day plus 1/2 of 1% per annum and (c) the Adjusted LIBO Rate on such day (or if such day is not a Business Day, the immediately preceding Business Day) for a deposit in Dollars with a maturity of one month plus 1%. For purposes of clause (c) above, the Adjusted LIBO Rate on any day shall be based on the rate per annum appearing on the applicable Reuters screen page (currently page LIBOR01) displaying interest rates for Dollar deposits in the London interbank market (or, in the event such rate does not appear on a page of the Reuters screen, on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion) at approximately 11:00 a.m., London time, on such day for deposits in Dollars with a maturity of one month; provided that if such rate shall be less than zero, such rate shall be deemed to be zero. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds EffectiveNYFRB Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds EffectiveNYFRB Rate or the Adjusted LIBO Rate, as the case may be. “Ame nd me nt N o . 1 ” mea n s Amend me nt N o . 1 to this Agreement, dated as of the Amendment No. 1 Effective Date, by and among the Parent Borrower, the other Obligors, the Administrative Agent, the Lenders party thereto and the other parties thereto. “Ame nd me nt N o . 1 Ar r an ger s ” mea n s ea ch o f J P Mo r gan C h ase B an k, N.A., Wells Fargo Securities, LLC, Regions Capital Markets, a division of Regions Bank, and Citizens Bank, N.A., in its capacity as joint lead arranger and joint bookrunner for Amendment No. 1. “Amend me nt N o . 1 Do cu me n tatio n Age nt” mea ns C itize ns B ank, N.A., in its capacity as documentation agent for Amendment No. 1. “Ame nd me nt N o . 1 E ffec t ive Date ” shal l mea n Aug ust 9 , 2 0 1 7 . “Ame nd me nt N o . 1 S ynd icati o n Age nts” mea ns ea ch o f W ells Far go B an k, N. A. and Re gi o ns Cap ital Markets, in their capacity as syndication agents for Amendment No. 1. “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Parent Borrower or any of its Subsidiaries from time to time concerning or relating to bribery, corruption or money laundering. “Applicable Percentage” means, with respect to any Lender, the percentage of the total Commitments represented by such Lender’s Commitment. If the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments. “Applicable Rate” means, for any day, with respect to any ABR Loan (including any Swingline Loan) or Syndicated Eurocurrency Loan, or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption ABR Spread, Eurocurrency Spread or Commitment Fee Rate, as the case may be, based upon the applicable Moody’s Rating, S&P Rating and/or Fitch Rating, respectively, applicable on such date: -2-

For purposes of the foregoing, (a) if any of Moody’s, S&P or Fitch shall not have in effect a Moody’s Rating, an S&P Rating or a Fitch Rating, as the case may be (other than by reason of the circumstances referred to in the last sentence of this definition), then the Parent Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, such rating agency shall be deemed to have established a rating in Level 5; (b) if two of the Moody’s Rating, S&P Rating and Fitch Rating established or deemed to have been established by Moody’s, S&P or Fitch, as the case may be, shall fall within the same Level, the Applicable Rate for such Level shall apply; (c) if each of the Moody’s Rating, S&P Rating and Fitch Rating established or deemed to have been established by Moody’s, S&P or Fitch, as the case may be, shall fall within different Levels, the Applicable Rate for the middle Level shall apply; (d) if there are only two ratings, and the ratings differ by two or more levels, then the Applicable Rate shall be based on the Level one level below that corresponding to the higher rating; (e) in the case that there is only one rating, the Applicable Rate applicable to such Level shall apply; and (f) if the Moody’s Rating, S&P Rating or Fitch Rating established or deemed to have been established by Moody’s, S&P or Fitch, as the case may be, shall be changed (other than as a result of a change in the rating system of Moody’s, S&P or Fitch, as the case may be), such change shall be effective as of the date on which it is first announced by the applicable rating agency, irrespective of when notice of such change shall have been furnished by the Parent Borrower to the Administrative Agent and the Lenders pursuant to Section 6.01 or otherwise. Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of any of Moody’s, S&P or Fitch shall change, or if any such rating agency shall cease to be in the business of rating corporate debt obligations, the Parent Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Rate shall be determined by reference to the rating most recently in effect prior to such change or cessation. “Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Arranger” means each of J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, Regions Capital Markets, a division of Regions Bank, and Citizens Bank, N.A., in its capacity as joint lead arranger a nd joint bookrunner for the credit facility established hereunder.the Effective Date Arrangers and the Amendment No. 1 Arrangers. -3-Mo o d y’s Ra tin g / S &P Rating/ Fitch Rating ABR Spread Eurocurrency Spread Commitment Fee Rate Level 1 Baa1 / BBB+ / BBB+ 0.125% 1.125% 0.125% Level 2 Baa2 / BBB / BBB 0.250% 1.250% 0.150% Level 3 Baa3 / BBB-/ BBB-0.375% 1.375% 0.200% Level 4 Ba1 / BB+ / BB+ 0.500% 1.500% 0.225% Level 5 < Ba1 / BB+ / BB+, or lower or unrated 0.750% 1.750% 0.250%

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any Person whose consent is required by Section 10.04), and accepted by the Administrative Agent, in substantially the form of Exhibit A or any other form approved by the Administrative Agent. “Auto-Renewal Letter of Credit” means a Letter of Credit with an initial expiry date of one year or less after the date of its issuance that has automatic renewal provisions. “Availability Period” means the period from and including the Effective Date to but excluding the earlier of the Commitment Termination Date and the date of termination of the Commitments. “B ail -I n Actio n” mea ns t he e x er cise o f an y W r ite -Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution. “B ail -I n Le gislat io n” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule. “Bankruptcy Event” means, with respect to any Person, that such Person has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment; provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority; provided, however, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States of America or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any agreements made by such Person. “Board” means the Board of Governors of the Federal Reserve System of the United States of America. “Board of Directors” means: (a) with respect to a corporation, the board of directors of the corporation or any committee thereof duly authorized to act on behalf of such board; (b) with respect to a partnership, the board of directors of the general partner of the partnership; (c) with respect to a limited liability company, the managing member or members or any controlling committee of managing members thereof; and (d) with respect to any other Person, the board or committee of such Person serving a similar function. “Borrowers” means the Parent Borrower and Dillard Store Services, Inc. an Arizona corporation, and each individually, a Borrower. “Borrowing” means (a) all Syndicated ABR Loans made, converted or continued on the same date, (b) Syndicated Eurocurrency Loans or Competitive Loans of the same Type that have the same Interest Period (or any single Competitive Loan that does not have the same Interest Period as any other Competitive Loan of the same Type) or (c) Swingline Loans made on the same day. “Borrowing Request” means a request by the Parent Borrower for a Syndicated Borrowing or a Swingline Borrowing in accordance with Section 2.03 or 2.05, as applicable. “Business Day” means any day (a) that is not a Saturday, Sunday or other day on which commercial banks in New York City or Little Rock, Arkansas are authorized or required by law to remain closed and (b) if such day relates -4-

to a Competitive Bid Request or Competitive Bid for a Competitive Eurocurrency Loan, or to a borrowing, a continuation or conversion of or into, or the Interest Period for, a Eurocurrency Borrowing, or to a notice by the Parent Borrower with respect to any such borrowing, payment, prepayment, continuation, conversion, or Interest Period, that is also a day on which dealings in deposits denominated in Dollars are carried out in the London interbank market. “Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as financing or capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP. “CFC” means a “controlled foreign corporation” within the meaning of Section 957(a) of the Code. “Change in Control” means either (a) after the Amendment No. 1 Effective Date, any Person or two or more Persons acting in concert acquiring beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Exchange Act), directly or indirectly, of common stock of the Parent Borrower representing 50% or more of the combined voting power of all common stock of the Parent Borrower entitled to vote in the election of directors or (b) during any period of up to twelve consecutive months, whether commencing before or after the Amendment No. 1 Effective Date, individuals who at the beginning of such twelve-month period were directors of the Parent Borrower, ceasing for any reason (other than by reason of death, disability or scheduled retirement) to constitute a majority of the Board of Directors of the Parent Borrower, unless such directors were replaced by new directors whose election to the Board of Directors of the Parent Borrower, or whose nomination for election by the shareholders of the Parent Borrower, was approved by a majority of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved. “Change in Law” means the occurrence, after the date of this AgreementAmendment No. 1 Effective Date, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that, notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law,” regardless of the date enacted, adopted, promulgated or issued; and provided, further, that the determination by any Lender of any additional amount owing to it (other than such amounts payable under Section 2.17), to the extent claimed in reliance on the preceding proviso, shall be made in good faith in a manner generally consistent with such Lender’s standard practices and only if such Lender seeks, or intends to seek, reimbursement for such additional amounts under other syndicated credit facilities involving similarly situated borrowers under which such Lender is a lender and may seek such reimbursement. “Class,” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Syndicated Loans, Competitive Loans or Swingline Loans. “Code” means the Internal Revenue Code of 1986, as amended. “Commercial Letter of Credit” means any Letter of Credit issued for the purpose of providing the primary payment mechanism in connection with the purchase of any materials, goods or services by the Obligors in the ordinary course of business. “Commitment” means, with respect to each Lender, the commitment of such Lender to make Syndicated Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Credit Exposure hereunder, as such commitment may be (a) reduced or increased from time to time pursuant to Section 2.09 and (b) reduced or increased -5-

from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial amount of each Lender’s Commitment is set forth on Schedule 2.01, in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment or, in the case of an Additional Commitment Lender, in the agreement reflecting its Commitment Increase (in the case of Section 2.09) or its new or additional commitment (in the case of Section 2.20), as applicable. The initial aggregate amount of the Lenders’ Commitments is $1,000,000,000.as of the Amendment No. 1 Effective Date is $800,000,000. “Commitment Increase” has the meaning set forth in Section 2.09(e). “Commitment Increase Date” has the meaning set forth in Section 2.09(e). “Commitment Termination Date” means (a) May 13, 2020August 9, 2022 (or, if such date is not a Business Day, the immediately preceding Business Day) or (b) with respect to any Lender the Commitment of which has been extended pursuant to Section 2.20, the date to which such Lender’s Commitment has been so extended. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of the Parent Borrower or any other Obligor pursuant to any Loan Document or the transactions contemplated therein that is distributed to the Administrative Agent, any Lender or any Issuing Lender by means of electronic communications pursuant to Section 10.01, including through the Platform. “Competitive,” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are made pursuant to Section 2.04. “Competitive Bid” means an offer by a Lender to make a Competitive Loan in accordance with Section 2.04. “Competitive Bid Rate” means, with respect to any Competitive Bid, the Margin or the Fixed Rate, as applicable, offered by the Lender making such Competitive Bid. “Competitive Bid Request” means a request by the Parent Borrower for Competitive Bids in accordance with Section 2.04. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Coverage Ratio” means, for any Measurement Period, the ratio of (a) EBITDAR for such Measurement Period to (b) Interest Expense and Rental and Lease Expense for such Measurement Period. “Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default. “Defaulting Lender” means any Lender that (a) has failed, within two Business Days of the date required to be funded or paid, (i) to fund any portion of its Loans, (ii) to fund any portion of its participations in Letters of Credit or Swingline Loans or (iii) to pay to the Administrative Agent, any Issuing Lender or any other Lender any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified in writing, including, if applicable, by reference to a specific Default) has not been satisfied, (b) has notified the Parent Borrower, the Administrative Agent, any Issuing Lender or any Swingline Lender in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good-faith determination that a condition precedent (specifically identified in such writing, including, if applicable, by reference to a specific Default) to funding a Loan cannot be -6-

satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by the Administrative Agent, any Issuing Lender or any Swingline Lender, made in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations to fund prospective Loans and participations in then outstanding Letters of Credit and Swingline Loans, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon the receipt by the Administrative Agent, such Issuing Lender or the Swingline Lender of such certification, or (d) has become the subject of (A) a Bankruptcy Event or (B) a Bail-In Action. “DICL” has the meaning set forth in Section 10.20. “Documentation Agent” mea n s Citize ns B an k, N. A. i n its ca p ac it y as d o cu menta tio n age nt fo r the cr ed it facility established hereunder. Age nts” mea n s ea ch o f the E ff ec tive Date Do cu me ntatio n Agent a nd the Ame nd me nt No. 1 Documentation Agent. “Dollars” or “$” refers to lawful money of the United States of America. “Domestic Subsidiary” means any Subsidiary of the Parent Borrower organized or incorporated under the laws of any State within the United States of America or the District of Columbia. “EBITDA” means, for any period, the Net Income for the Parent Borrower and its Restricted Subsidiaries on a consolidated basis determined in accordance with GAAP plus (a) without duplication to the extent deducted in determining such Net Income, the sum of (i) Interest Expense, provision for taxes based on income and depreciation and amortization, all as determined in accordance with GAAP, (ii) extraordinary, non-recurring or unusual charges or losses, (iii) charges resulting from the application of FASB Statement Number 123 (Revised), (iv) other non-cash charges and (v) losses arising from the sale of assets other than in the ordinary course of business, minus (b) to the extent included in such consolidated Net Income, extraordinary, non-recurring or unusual gains and gains arising from the sale of assets other than in the ordinary course of business. “EBITDAR” means for any period for the Parent Borrower and its Restricted Subsidiaries on a consolidated basis determined in accordance with GAAP, the sum of (a) EBITDA plus (b) Rental and Lease Expense of the Parent Borrower and its Restricted Subsidiaries. “Effective Date” mea ns t he d ate o n whic h the Ad mi nis tr ativ e Agent d ec lar es t hi s Agr ee me nt e f fec ti ve as provided in Section 5.01. E E A Fina ncial I nst itu tio n” mea ns ( a) a ny credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent; “E E A Me mb er Co u ntr y” mea ns a n y o f t he me mb er sta tes o f the E ur o p ea n U nio n, I ce land , Liec hte nstei n, an d Norway. “E E A Re so lut io n Autho r it y” mea n s an y p ub lic ad min istr ati ve aut ho r it y o r an y P er so n ent r usted wit h p ub lic administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “E ffec tive Da te” mea ns t he d ate o n whic h the Ad mi nis tr ativ e Agent d ec lar es t hi s Agr ee me nt e f fec ti ve as provided in Section 5.01, which, for the avoidance of doubt, was May 13, 2015. “E ffec tive Da te Ar r anger s” mea ns ea c h o f J . P . Mor gan Sec u r ities L L C, W ells Far go Secur ities, L L C, Regions Capital Markets, a division of Regions Bank, and Citizens Bank, N.A., in its capacity as joint lead arranger and joint bookrunner for the credit facility established hereunder as of the Effective Date. “E ffec tive Date Do cu me ntatio n Agent” mea ns Citize ns B a nk , N. A. i n its ca p ac it y as d o cu m entatio n a ge nt fo r the credit facility established hereunder as of the Effective Date. -7-

 “E ffec tive Da te S ynd icatio n Agent s” mea n s ea ch o f W ells Fa r go B ank, N. A. and Re gio ns C ap ital Ma r kets, i n their capacity as syndication agents for the credit facility established hereunder as of the Effective Date. “Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund and (d) any other Person, other than, in each case, (i) a Defaulting Lender or a Lender Parent thereof, (ii) the Parent Borrower or any Subsidiary or other Affiliate of the Parent Borrower, (iii) a natural person or (iv) a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person, other than, in the case of this clause (iv), any such holding company, investment vehicle or trust that (A) has not been established for the primary purpose of acquiring Loans or Commitments, (B) is managed by a professional advisor, who is not such natural person or a relative thereof, having significant experience in the business of making or purchasing commercial loans, (C) has assets greater than $25,000,000 and (D) makes or purchases commercial loans and similar extensions of credit in the ordinary course of its business as significant part of its activities. “Environmental Laws” means all applicable laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the storage, release or threatened release of any Hazardous Material or to the protection of health and safety (to the extent related to exposure to any Hazardous Materials). “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest. “ERISA” means the Employee Retirement Income Security Act of 1974. “ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Parent Borrower, is treated as a single employer under Section 414(b) or (c) of the Code, or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code. “ERISA Event” means (a) any “reportable event,” as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) a failure by any Plan to meet the “minimum funding standard” (as defined in Section 412 of the Code or Section 302 of ERISA) applicable to such Plan, in each instance, whether or not waived; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Parent Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Parent Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Parent Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal (including under Section 4062(e) of ERISA) from any Plan or Multiemployer Plan; or (g) the receipt by the Parent Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Parent Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent within the meaning of Title IV of ERISA or in “endangered” or “critical” status, within the meaning of Section 432 of the Code or Section 305 of ERISA. “E U B ail -I n Legi slatio n Sc hed ule” mea n s the E U B ail -In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. -8-

“Eurocurrency,” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to (a) in the case of a Syndicated Loan or a Syndicated Borrowing, the Adjusted LIBO Rate, or (b) in the case of a Competitive Loan or a Competitive Borrowing, the LIBO Rate. “Events of Default” has the meaning set forth in Article VIII. “Excess Funding Guarantor” has the meaning set forth in Section 3.08. “Excess Payment” has the meaning set forth in Section 3.08. “Exchange Act” means the Securities Exchange Act of 1934. “Excluded Subsidiary” means any Subsidiary of the Parent Borrower that is (i) an Immaterial Subsidiary, (ii) a Foreign Subsidiary that is a CFC, (iii) a Subsidiary of a CFC, which Subsidiary is organized or incorporated under the laws of any State within the United States of America or the District of Columbia, (iv) a FSHCO, (v) an Unrestricted Subsidiary, (vi) a not-for-profit, captive insurance or special purpose entity, (vii) prohibited or restricted (but only so long as prohibited or restricted) by applicable law or by any contractual obligation existing on the Effective Date or existing at the time of acquisition thereof (and not entered into in connection therewith) after the Effective Date, in each case, from becoming a Guarantor or which would require governmental or third party consent to provide a guarantee hereunder unless such consent has been received, (viii) a Subsidiary with respect to which the provision of a guarantee would result in material adverse tax consequences to the Parent Borrower or one of its Subsidiaries (as reasonably determined by the Parent Borrower and the Administrative Agent) or (ix) listed on Schedule 4.11(c). For the avoidance of doubt, on the Effective Date, the only Excluded Subsidiaries shall be those listed on Schedule 4.11(c). “Excluded Swap Obligation” means, with respect to any Subsidiary Guarantor, (a) any Swap Obligation if, and to the extent that, and only for so long as, all or a portion of the guarantee of such Subsidiary Guarantor of such Swap Obligation is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) (i) by virtue of such Subsidiary Guarantor’s failure to constitute an “eligible contract participant,” as defined in the Commodity Exchange Act and the regulations thereunder, at the time the guarantee of such Subsidiary Guarantor becomes or would become effective with respect to such Swap Obligation or (ii) in the case of a Swap Obligation that is subject to a clearing requirement pursuant to section 2(h) of the Commodity Exchange Act, because such Subsidiary Guarantor is a “financial entity,” as defined in section 2(h)(7)(C) of the Commodity Exchange Act, at the time the guarantee of such Subsidiary Guarantor becomes or would become effective with respect to such Swap Obligation or (b) any other Swap Obligation designated as an “Excluded Swap Obligation” of such Subsidiary Guarantor as specified in any agreement between the relevant Obligors and counterparty applicable to such Swap Obligations. If a Swap Obligation arises under a master agreement governing more than one Swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to Swaps for which such guarantee becomes illegal. “Excluded Taxes” means, with respect to the Administrative Agent, any Lender, any Issuing Lender or any other recipient of any payment to be made by or on account of any obligation of the Parent BorrowerBorrowers or any Subsidiary Guarantor hereunder or under any other Loan Document, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes or minimum Taxes (in lieu of net income Taxes), and branch profits Taxes, in each case, (i) imposed as a result of such recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender (other than an assignee pursuant to a request by the Parent Borrower under Section 2.19(b) or 2.20(b)), any withholding Tax that is imposed by the United States of America on amounts payable to such Lender at the time such Lender becomes a party hereto (or designates a new lending office), except to the extent that such Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Parent BorrowerBorrowers with respect to such withholding tax pursuant to Section 2.17(a) or 2.17(c), (c) Taxes attributable to such Lender’s or Issuing Lender’s failure or inability (other than as a result of a Change in Law) to comply with Section 2.17(f) or 2.17(g), and (d) any withholding Taxes imposed under FATCA. -9-

“Existing Commitment Termination Date” has the meaning set forth in Section 2.20(a). “Existing Credit Agreement” means the Second Amended and Restated Credit Agreement dated as of April 11, 2012, among the Parent Borrower, the other borrowers party thereto, the subsidiary guarantors party thereto, JPMCB, as administrative agent, and the lenders party thereto, as heretofore amended. “Existing Letters of Credit” means each letter of credit previously issued for the account of the Parent Borrower pursuant to the Existing Credit Agreement that is (a) outstanding on the Effective Date and (b) listed on Schedule 2.06. “Extension Effective Date” has the meaning set forth in Section 2.20(a). “Extension Request” has the meaning set forth in Section 2.20(a). “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this AgreementEffective Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof, any intergovernmental agreements entered into thereunder, any agreements entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement entered into to implement such Sections of the Code and any laws, rules and practices adopted by a non-U.S. jurisdiction to effect any such intergovernmental agreement. “Federal Funds Effective Rate” means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as r ate ca lculated b y t he NY FRB b ased o n suc h d ay’ s fed er al f u nd s transactions by depositary institutions, as determined in such manner as the NYFRB shall set forth on it s public website from time to time, and published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by itNYFRB as the federal funds effective rate. For purposes of this Agreement, in no event shall the Federal Funds Effective Rate be less than 0%. “Financial Officer” means the principal financial officer, chief financial officer, principal accounting officer, treasurer, controller or director-treasury of a Borrower; provided that, when such term is used in reference to any document executed by, or a certification of, a Financial Officer, the secretary or assistant secretary of the applicable Borrower shall have, theretofore (including on the Effective Date) or concurrently therewith, delivered an incumbency certificate to the Administrative Agent as to the authority of such individual. “Fitch” means Fitch Ratings Inc., and any successor to its rating agency business. “Fitch Rating” means Fitch’s corporate credit rating for the Parent Borrower. “Fixed Rate” means, with respect to any Competitive Loan (other than a Competitive Eurocurrency Loan), the fixed rate of interest per annum specified by the Lender making such Competitive Loan in its related Competitive Bid. When used in reference to any Loan or Borrowing, “Fixed Rate” refers to whether such Loan, or the Loans comprising such Borrowing, are Competitive Loans bearing interest at a Fixed Rate. “Foreign Lender” means any Lender that is organized under the laws of a jurisdiction other than the United States of America, a State thereof or the District of Columbia. “Foreign Subsidiary” means any Subsidiary of the Parent Borrower that is not a Domestic Subsidiary. “FSHCO” means any Domestic Subsidiary that has no material assets other than the capital stock of one or more Foreign Subsidiaries that are CFCs. “GAAP” means generally accepted accounting principles in the United States of America. -10-

“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business; provided, further, that the term Guarantee shall not, with respect to any Subsidiary Guarantor, include any Excluded Swap Obligation of such Subsidiary Guarantor. “Guarantee Assumption Agreement” means a Guarantee Assumption Agreement substantially in the form of Exhibit B by (a) any Domestic Subsidiary that, pursuant to Section 6.08, is required to become a “Subsidiary Guarantor” hereunder or (b) any Domestic Subsidiary that, pursuant to Section 3.10, is designated a “Subsidiary Guarantor” by the Parent Borrower, in each case in favor of the Administrative Agent. “Guaranteed Obligations” has the meaning set forth in Section 3.01. “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated as “toxic” or “hazardous” or as a “pollutant” or “contaminant” by any Environmental Law. “Hedging Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Parent Borrower or its Subsidiaries shall be a Hedging Agreement. “Immaterial Subsidiary” means, with respect to any fiscal year of the Parent Borrower, those Subsidiaries designated as such by the Parent Borrower which, together, accounted for less than 2.5% of the consolidated aggregate revenues and 2.5% of the consolidated total assets of the Parent Borrower and its Subsidiaries for such fiscal year; provided that a Subsidiary will not be considered to be an Immaterial Subsidiary if it is a Subsidiary Guarantor. “Impacted Interest Period” has the meaning assigned to it in the definition of “LIBO Rate.” “Indebtedness” means, with respect to any Person at any time of determination, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid or accrued by such Person, (d) all obligations of such Person for the deferred purchase price of property not constituting a current liability, (e) all Capital Lease Obligations of such Person, (f) all obligations of such Person, actual or contingent, as an account party in respect of letters of credit or bankers’ acceptances, (g) all Guarantees by such Person of Indebtedness of others, (h) all Indebtedness of others secured by any Lien on property owned by such Person, whether or not the Indebtedness secured thereby has been assumed, (i) all net obligations of such Person under any Hedging Agreements and (j) all mandatorily redeemable preferred stock of such Person, valued at the applicable -11-

redemption price, plus accrued and unpaid dividends payable in respect of such redeemable preferred stock. The Indebtedness of any Person shall include the Indebtedness of any other Person (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such other Person, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. It is understood that the term “Indebtedness” does not include obligations in respect of operating leases (which, for purposes hereof, shall be determined in accordance with Section 1.04), including any operating leases arising under sale and lease-back transactions. “Indemnified Taxes” means Taxes imposed on or with respect to any payment made by or on account of any obligation of a Borrower or any Subsidiary Guarantor, other than Excluded Taxes. “Indemnitee” has the meaning set forth in Section 10.03(b). “Interest Election Request” means a request by the Parent Borrower to convert or continue a Syndicated Borrowing in accordance with Section 2.08. “Interest Expense” means, for any Measurement Period, interest expense with respect to all outstanding Indebtedness (including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net costs under any interest rate Hedging Agreements with respect to Indebtedness), minus interest income, in each case, calculated on a consolidated basis for the Parent Borrower and its Restricted Subsidiaries in accordance with GAAP. “Interest Payment Date” means (a) with respect to any Syndicated ABR Loan and any Swingline Loan, each Quarterly Date, (b) with respect to any Eurocurrency Loan, the last day of each Interest Period therefor and, in the case of any Interest Period for a Eurocurrency Loan of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at three-month intervals after the first day of such Interest Period and (c) with respect to any Fixed Rate Loan, the last day of the Interest Period therefor and, in the case of any Interest Period for a Fixed Rate Loan of more than 90 days’ duration (unless otherwise specified in the applicable Competitive Bid Request), each day prior to the last day of such Interest Period that occurs at 90-day intervals after the first day of such Interest Period, and any other dates that are specified in the applicable Competitive Bid Request as Interest Payment Dates with respect to such Loan. “Interest Period” means: (a) for any Syndicated Eurocurrency Loan or Borrowing, the period commencing on the date of such Loan or Borrowing and ending on the day that is seven days or the numerically corresponding day in the calendar month that is one, three or six months (or, with the consent of each Lender, two or twelve months) thereafter, as specified in the applicable Borrowing Request or Interest Election Request; (b) for any Competitive Eurocurrency Loan or Borrowing, the period commencing on the date of such Loan or Borrowing and ending on the numerically corresponding day in the calendar month that is one, three or six months thereafter, as specified in the applicable Competitive Bid Request; and (c) for any Fixed Rate Loan or Borrowing, the period (which shall not be less than seven days or more than 360 days) commencing on the date of such Loan or Borrowing and ending on the date specified in the applicable Competitive Bid Request; provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of a Eurocurrency Borrowing only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any Interest Period pertaining to a Eurocurrency Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period and (iii) any Interest Period must comply with Section 2.02(d). For purposes hereof, the date of a Loan or Borrowing initially shall be the date on which such Loan or Borrowing is made and, in the case of a Syndicated Loan -12-

or Borrowing, thereafter shall be the effective date of the most recent conversion or continuation of such Loan or Borrowing. “Interpolated Rate” means, at any time, for any Interest Period, the rate per annum (rounded to the same number of decimal places as the LIBO Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBO Rate (for the longest period for which the LIBO Rate is available) that is shorter than the Impacted Interest Period; and (b) the LIBO Rate for the shortest period (for which that LIBO Rate is available) that exceeds the Impacted Interest Period, in each case, at such time. “Investments” has the meaning set forth in Section 7.08. “Inventory” means goods held for sale, lease or use by a Person in the ordinary course of business, as determined in accordance with GAAP. “Issuing Lender” means JPMCB and each other Lender designated by the Parent Borrower as an “Issuing Lender” hereunder that has agreed to such designation (and is reasonably acceptable to the Administrative Agent), each in its capacity as an issuer of one or more Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.06(j), in each case so long as such Person shall remain an Issuing Lender hereunder. Any Issuing Lender may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Lender, in which case the term “Issuing Lender” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate (it being agreed that such Issuing Lender shall cause such Affiliate to comply with the requirements of Section 2.06 with respect to such Letters of Credit). “JPMCB” means JPMorgan Chase Bank, N.A. “LC Disbursement” means a payment made by an Issuing Lender pursuant to a Letter of Credit. “LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrowers at such time. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time, adjusted to give effect to any reallocation under Section 2.21(c) of the LC Exposures of Defaulting Lenders in effect at such time. “LC Sublimit” means (a) with respect to JPMCB, in its capacity as an Issuing Lender, $200,000,00075,000,000 in aggregate and (b) with respect to any other Issuing Lender, an amount agreed to by such Issuing Lender and the Parent Borrower. “Lender Parent” means, with respect to any Lender, any Person in respect of which such Lender is a subsidiary. “Lenders” means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption or in accordance with Section 2.09 or 2.20, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. Unless the context otherwise requires, the term “Lenders” includes the Swingline Lenders. “Letter of Credit” means each Existing Letter of Credit and any letter of credit issued pursuant to this Agreement. “Level” refers to Level 1, Level 2, Level 3, Level 4 or Level 5 as set forth under “Applicable Rate”. “LIBO Rate” means, with respect to any Eurocurrency Borrowing for any Interest Period, a rate per annum equal to the London interbank offered rate as administered by the ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period as displayed on the Reuters screen page that displays such rate -13-

(currently page LIBOR01) (or, in the event such rate does not appear on a page of the Reuters screen, on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion), at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period; provided that if such rate shall be less than zero, such rate shall be deemed to be zero; provided, further, that if such rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”) then the LIBO Rate shall be the Interpolated Rate; provided that if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset. “Loan Documents” means this Agreement, each Guarantee Assumption Agreement, each agreement referred to in Section 2.09(e)(ii)(B) and each agreement referred to in Section 2.20(b). “Loans” means the loans made by the Lenders to the Borrowers pursuant to this Agreement. “Margin” means, with respect to any Competitive Loan bearing interest at a rate based on the LIBO Rate, the marginal rate of interest, if any, to be added to or subtracted from the LIBO Rate to determine the rate of interest applicable to such Loan, as specified by the Lender making such Loan in its related Competitive Bid. “Margin Stock” means “margin stock” within the meaning of Regulation U issued by the Board, as from time to time amended. “Material Adverse Effect” means a materially adverse change on (a) the business, operations, assets, property or condition (financial or otherwise) of the Parent Borrower and its Subsidiaries taken as a whole or (b) any material rights or remedies of the Administrative Agent, the Issuing Lenders or the Lenders under any Loan Document. “Material Indebtedness” means Indebtedness (other than the Loans and Letters of Credit) or obligations in respect of one or more Hedging Agreements, of any one or more of the Parent Borrower and its Subsidiaries in an aggregate principal amount exceeding $75,000,000. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of the Parent Borrower or any of its Subsidiaries in respect of any Hedging Agreement at any time shall be (i) for any date on or after the date such Hedging Agreement has been closed out and termination value(s) determined in accordance therewith, such termination value(s) and (ii) for any date prior to the date referred to in (ii), the maximum aggregate amount (giving effect to any netting agreements) determined as the mark-to-market value of such Hedging Agreements, based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Hedging Agreements (which may include a Lender or any Affiliate of a Lender), as selected by the Parent Borrower or the Subsidiary that is a party to the Hedging Agreement. “Measurement Period” means a period of four consecutive fiscal quarters ending on the last day of a fiscal quarter of the Parent Borrower. “Moody’s” means Moody’s Investors Service, Inc., and any successor to its rating agency business. “Moody’s Rating” means Moody’s rating of the Parent Borrower’s long term, unenhanced, senior unsecured debt. “Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA. “Net Income” means, for any period with respect to the Parent Borrower and its Restricted Subsidiaries, on a consolidated basis, the net income (or loss) of such Persons for such period taken as a single accounting period determined in conformity with GAAP, provided that there shall be excluded (a) the portion of the income (or loss) of any Person in which any other Person has an interest attributable to such other non-Controlling Person, (b) the income (or loss) of any Person accrued prior to the date it becomes a Restricted Subsidiary or is merged into or consolidated -14-

with the Parent Borrower or any Restricted Subsidiary or that Person’s assets are acquired by the Parent Borrower or any Restricted Subsidiary, and (c) the income of any direct or indirect Subsidiary of the Parent Borrower or a Restricted Subsidiary to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary. “Non-Defaulting Lender” means, at any time, any Lender that is not a Defaulting Lender at such time. “Non-Extending Lender” has the meaning set forth in Section 2.20(a). “NY FRB ” mea n s the Federal Reserve Bank of New York. “NY FRB Rate” mea n s, fo r an y d a y, t he gr ea ter o f ( a) t he Fe d er al Fund s E f fec ti ve Rate i n effec t o n suc h d a y and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Da y, t he ter m “N YF RB Rate” mea n s t he r ate fo r a fed er al fu nd s tr a nsac tio n q uo ted at 1 1 :0 0 a. m. o n s uch d a y r ec ei ved to the Administrative Agent from a Federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Obligor” means each Borrower and each Subsidiary Guarantor. “Other Connection Taxes” means, with respect to the Administrative Agent, any Lender, any Issuing Lender or any other recipient, Taxes imposed as a result of a present or former connection between such recipient and the jurisdiction imposing such Tax (other than connections arising from such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan, any other Guaranteed obligation or any Loan Document). “Other Taxes” means any and all present or future recording, stamp, court, documentary, filing, excise, property or similar Taxes arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document, except (i) any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment pursuant to a request by the Parent Borrower under Section 2.19(b) or 2.20(b)) and (ii) any Excluded Taxes. “O ver ni g ht B an k F und i ng Rat e” mea n s, fo r an y d a y, the r ate comprised of both overnight federal funds and overnight eurodollar borrowings by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on its public website from time to time, and pub lished on the next succeeding Business Day by the NYFRB as an overnight bank funding rate (from and after such date as the NYFRB shall commence to publish such composite rate). “Parent Borrower” means Dillard’s, Inc., a Delaware corporation. “Participant” has the meaning set forth in Section 10.04(c)(i). “Participant Register” has the meaning set forth in Section 10.04(c)(i). “PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA. “Permitted Encumbrances” means: (a) Liens for Taxes not delinquent or which are being contested in good faith by appropriate proceedings and for which whatever reserves required by GAAP have been established; -15-

(b) Liens consisting of easements, rights-of-way, zoning restrictions, restrictions on the use of real property, and defects and irregularities in the title thereto and other similar charges or encumbrances (and with respect to leasehold interests, mortgages, obligations, liens and other encumbrances incurred, created, assumed or permitted to exist and arising by, through or under or asserted by a landlord or owner of leased property, with or without the consent of the lessee) that do not materially impair the use of such property in the ordinary conduct of business of the Obligors; (c) Liens imposed by law, such as landlord’s, materialmen’s, mechanic’s, workmen’s, repairmen’s, carriers’, warehousemen’s, vendors’ or other similar liens and encumbrances arising in the ordinary course of the business of the Parent Borrower or any of its Restricted Subsidiaries, or governmental (federal, state or municipal) Liens arising out of contracts for the sale of products or services by the Parent Borrower or any of its Restricted Subsidiaries, in each case, securing obligations that are not overdue by more than 90 days or which are being contested in compliance with Section 6.04, or deposits or pledges to obtain the release of any of the foregoing Liens; (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, government contracts, supply agreements, utilities, performance and return-of money bonds contracts, surety and appeal bonds and other obligations of a like nature, in each case in the ordinary course of business; (e) licenses, leases, or subleases granted to third Persons or to the Parent Borrower or its Restricted Subsidiaries by the Parent Borrower and its Restricted Subsidiaries in the ordinary course of business; (f) Liens encumbering pledges and deposits made to secure obligations arising from statutory, regulatory, contractual or warranty requirements of the Parent Borrower and its Restricted Subsidiaries, including workers’ compensation, unemployment insurance, old-age pension and other social security laws or regulations (excluding deposits securing the repayment of Indebtedness); (g) Liens encumbering customary initial deposits and margin deposits, and other Liens incurred in the ordinary course of business and which are within the general parameters customary in the industry securing obligations, under commodities agreements; (h) any (i) interest or title of a lessor or sublessor under any lease, (ii) restriction or encumbrance that the interest or title of such lessor or sublessor may be subject to, or (iii) subordination of the interest of the lessee or sublessee under such lease to any restriction or encumbrance referred to in the preceding clause (ii); (i) Liens on any property or assets of any Person existing at the time such Person is merged into or consolidated with the Parent Borrower or any Restricted Subsidiary, provided that such Lien was not incurred in contemplation thereof and does not extend to any other property of the Parent Borrower or any of its Restricted Subsidiaries; (j) Liens arising from filing UCC financing statements relating solely to leases not prohibited by this Agreement; (k) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (l) judgment Liens in respect of judgments that do not constitute an Event of Default under clause (j) of Article VIII; (m) Liens solely on cash earnest money deposits made by the Parent Borrower or any Restricted Subsidiary in connection with any letter of intent or purchase agreement permitted hereunder; provided that such Liens are granted on customary business terms and in the ordinary course of business of the Parent Borrower or such Restricted Subsidiary; and -16-

(n) Liens (i) of a collection bank arising under Section 4-210 of the UCC on items in the course of collection and (ii) in favor of a banking institution arising as a matter of law encumbering deposits (including the right of set-off) and which are within the general parameters customary in the banking industry, in each case existing solely with respect to cash or cash equivalents. “Permitted Investments” means each of the following: (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof; investments in commercial paper maturing within 270 days from the date of acquisition thereof and (b) having, at such date of acquisition, a credit rating of at least A-1 or P-1 from S&P or from Moody’s; investments in certificates of deposit, banker’s acceptances and time deposits maturing within 180 (c) days from the date of acquisition thereof issued or guaranteed by or placed with, and demand deposit and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000; and (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above (without regard to the limitation on maturity contained in such clause) and entered into with a financial institution satisfying the criteria described in clause (c) above or with any primary dealer. “Permitted Joint Venture” means, with respect to any Subsidiary Guarantor, a joint venture or partnership in which each of the following conditions are satisfied: (a) The Parent Borrower shall have furnished the Administrative Agent with five (5) days prior notice of such intended joint venture or partnership and shall have furnished the Administrative Agent with a current draft of the joint venture or partnership agreement and other applicable organizational documents, and a summary of the structure and terms of the transaction, and such other information as the Administrative Agent may reasonably require; (b) No Default or Event of Default shall exist at the time of, or arise from, a Borrower or Subsidiary Guarantor’s entering into such joint venture or partnership; and (c) The joint venture or partnership shall be for the purpose of acquiring, constructing, managing and/or operating an enclosed mall, an open-air shopping center or a stand-alone store, in each case in which a store operated by a Borrower or a Restricted Subsidiary is to be located. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA that is sponsored, maintained or contributed to by the Parent Borrower or any ERISA Affiliate. “Platform” has the meaning set forth in Section 10.01(d). “Prime Rate” means the rate of interest per annum publicly announced from time to time by JPMCB as its prime rate in effect at its principal office in New York City. Each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective. -17-

“Priority Debt” means, at any time of determination, without duplication, the sum of (x) the aggregate principal amount of all Indebtedness of each Restricted Subsidiary that is not an Obligor (on a consolidated basis) and (y) the aggregate principal amount of Indebtedness (including, without limitation, Capital Lease Obligations and mortgages on real property) of the Parent Borrower and its Restricted Subsidiaries which is secured by Liens on its assets. “Priority Debt Ratio” means the ratio of (a) Priority Debt to (b) EBITDA of the Parent Borrower and the Restricted Subsidiaries for the Measurement Period most recently then ended. “Pro Rata Share” has the meaning set forth in Section 3.08. “Quarterly Dates” means the last Business Day of each fiscal quarter of the Parent Borrower in each of its fiscal years, the first of which shall be the first such day after the date hereofEffective Date. “Real Estate” means all land, together with the buildings, structures, parking areas, and other improvements thereon, now or hereafter owned or leased by an Obligor, including all easements, rights-of-way, and similar rights relating thereto and all leases, tenancies, and occupancies thereof. “Receivables” means all rights of the Parent Borrower or any of its Subsidiaries to payments (whether constituting accounts, chattel paper, instruments, general intangibles or otherwise, and including the right to payment of any interest or finance charges), which rights are identified (or, in the case of future rights to payments, are expected to be identified) in the accounting records of the Parent Borrower or such Subsidiary as accounts receivable, as determined in accordance with GAAP. “Register” has the meaning set forth in Section 10.04. “Regulation U” means Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof. “Regulation X” means Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, members, trustees, directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates. “Release” means any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the environment. “Rental and Lease Expense” means, for any Measurement Period, all items that, in accordance with GAAP, would be classified as rental and lease expense of the Parent Borrower and its Restricted Subsidiaries on a consolidated basis that are included on the consolidated statement of earnings of the Parent Borrower, in each case determined in accordance with GAAP, provided that Rental and Lease Expense shall not include any Rental and Lease Expense incurred during the Measurement Period under leases that have been assigned to and assumed by any Person (other than the Parent Borrower or a Restricted Subsidiary) or that constitute or relate to discontinued operations, in each case, for which the Parent Borrower and its Restricted Subsidiaries are no longer obligated. “Required Lenders” means, at any time, Lenders having Revolving Credit Exposures and unused Commitments representing more than 50% of the sum of the total Revolving Credit Exposures and unused Commitments at such time; provided that, for purposes of declaring the Loans to be due and payable pursuant to Article VIII, and for all purposes after the Loans become due and payable pursuant to Article VIII or the Commitments expire or terminate, the outstanding Competitive Loans of the Lenders shall be included in their respective Revolving Credit Exposures in determining the Required Lenders. “Responsible Officer” means the chief executive officer or the chairman of the board (if an officer) of the Parent Borrower or a Financial Officer; provided that, when such term is used in reference to any document executed -18-

by, or a certification of, a Responsible Officer, the secretary or assistant secretary of the Parent Borrower shall have, theretofore (including on the Effective Date) or concurrently therewith, delivered an incumbency certificate to the Administrative Agent as to the authority of such individual. “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any shares of any class of capital stock of any Obligor, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares of capital stock of any Obligor or any option, warrant or other right to acquire any such shares of capital stock of any Obligor. “Restricted Subsidiary” of a Person means any Subsidiary of the Parent Borrower that is not an Unrestricted Subsidiary. “Revolving Credit Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Syndicated Loans and its LC Exposure and Swingline Exposure at such time. “S&P” means Standard & Poor’s Ratings Services, a division of McGraw Hill Financial, Inc., and any successor to its rating agency business. “S&P Rating” means S&P’s corporate credit rating for the Parent Borrower. “Sanctions” means the economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State. “Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (at the time of this AgreementEffective Date, Crimea, Cuba, Iran, North Korea, Sudan and Syria). “Sanctioned Person” means, at any time, (a) any Person listed in the list of Specially Designated Nationals and Blocked Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, and any similar list maintained by the U.S. Department of State, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person that is 50% or more owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b). “Specified Subsidiary” means, with respect to any fiscal year of the Parent Borrower, any wholly-owned Domestic Subsidiary that is not an Immaterial Subsidiary. “Standby Letter of Credit” means any Letter of Credit other than a Commercial Letter of Credit. “Standby Letters of Credit Sublimit” has the meaning set forth in Section 2.06(c). “Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves), expressed as a decimal, established by the Board to which the Administrative Agent is subject for eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to Regulation D of the Board. Eurocurrency Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under Regulation D of the Board or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage. “Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity of -19-

which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. Unless otherwise specified, “Subsidiary” means a Subsidiary of the Parent Borrower. “Subsidiary Guarantor” means each direct or indirect Specified Subsidiary of the Parent Borrower (for the avoidance of doubt, excluding each Borrower), each Specified Subsidiary that becomes a “Subsidiary Guarantor” after the date hereofEffective Date pursuant to Section 6.08 and each Domestic Subsidiary that becomes a “Subsidiary Guarantor” after the date hereofEffective Date pursuant to Section 3.10; provided that no Excluded Subsidiary shall be required to be a Subsidiary Guarantor. “Swap” means any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act. “Swap Obligation” means, with respect to any Person, any obligation to pay or perform under any Swap. “Swingline Borrowing” means a Borrowing of Swingline Loans. “Swingline Commitment” means, with respect to each Swingline Lender, the commitment of such Swingline Lender to make Swingline Loans pursuant to Section 2.05, expressed as an amount representing the maximum aggregate principal amount of such Swingline Lender’s outstanding Swingline Loans hereunder. The initial amount of each Swingline Lender’s Swingline Commitment is set forth on Schedule 2.05. The aggregate amount of the Swingline Commitments on the date hereofAmendment No. 1 Effective Date is $100,000,000. “Swingline Exposure” means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be the sum of (a) its Applicable Percentage of the aggregate principal amount of all Swingline Loans outstanding at such time (excluding, in the case of any Lender that is a Swingline Lender, Swingline Loans made by it outstanding at such time) and (b) in the case of any Lender that is a Swingline Lender, the aggregate principal amount of all Swingline Loans made by such Lender outstanding at such time to the extent that the other Lenders shall not have funded their participations in such Swingline Loans, in each case adjusted to give effect to any reallocation under Section 2.21 of the Swingline Exposure of Defaulting Lenders in effect at such time. “Swingline Lender” means JPMCB, in its capacity as a lender of Swingline Loans hereunder. “Swingline Loan” means a Loan made pursuant to Section 2.05. “Syndicated,” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are made pursuant to Section 2.01. “Syndication Agents” means each of Wells and Regions Capital Markets, in their capacity as syndication agents for the credit facility established hereunderthe Effective Date Syndication Agents and the Amendment No. 1 Syndication Agents. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholdings), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Total Leverage Ratio” means, as of the last day of any Measurement Period, the ratio of (a) Indebtedness of the Parent Borrower and its Restricted Subsidiaries on a consolidated basis on such day to (b) EBITDA for the Measurement Period ended on such day. “Transactions” means the execution, delivery and performance by each Obligor of this Agreement and the other Loan Documents to which such Obligor is intended to be a party, the borrowing of Loans, the use of the proceeds thereof and the issuance of Letters of Credit hereunder. -20-

“Type,” when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate, the Alternate Base Rate or, in the case of a Competitive Loan or Borrowing, the LIBO Rate or a Fixed Rate. “UCC” means the Uniform Commercial Code as in effect in the State of New York. “UFCA” has the meaning set forth in Section 10.18. “UFTA” has the meaning set forth in Section 10.18. “Unrestricted Subsidiary” means each Subsidiary designated as an “Unrestricted Subsidiary” in accordance with Section 6.09 and each Subsidiary listed on Schedule 4.11(b) and each of its Subsidiaries, except to the extent any such Person is re-designated as a Restricted Subsidiary in accordance with Section 6.09. “USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001. “Wells” mea ns W ells Far go B ank, N. A. “Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA. “Withholding Agent” means the Parent Borrower and the Administrative Agent. “W r ite -Do wn a nd Co n ver sio n P o wer s” mea ns, wit h r esp ec t to an y E E A Re so lutio n A uthority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule. SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Competitive Loan”), by Type (e.g., a “Eurocurrency Loan”) or by Class and Type (e.g., a “Competitive Eurocurrency Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Competitive Borrowing”), by Type (e.g., a “Eurocurrency Borrowing”) or by Class and Type (e.g., a “Competitive Eurocurrency Borrowing”). SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all real and personal, tangible and intangible assets and properties, including cash, securities, accounts and contract rights. The word “law” shall be construed as referring to all statutes, rules, regulations, codes and other laws (including official rulings and interpretations thereunder having the force of law or with which affected Persons customarily comply), and all judgments, orders, writs and decrees, of all Governmental Authorities. Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein (including this Agreement) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignment set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof, (c) any definition of or reference to any statute, rule or regulation shall be construed as referring thereto as from time to time amended, supplemented or otherwise modified (including by succession of comparable successor laws), (d) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof and (e) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement. -21-

SECTION 1.04. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP as in effect from time to time; provided that if the Parent Borrower notifies the Administrative Agent that the Parent Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereofEffective Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Parent Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Notwithstanding the foregoing, (a) all liabilities under or in respect of any lease (whether now outstanding or at any time entered into or incurred) that, under GAAP as in effect on the Effective Date, would be accrued as Rental and Lease Expense and would not constitute a Capital Lease Obligation, shall continue to be treated as Rental and Lease Expense in accordance with GAAP as in effect on the Effective Date and shall not constitute a Capital Lease Obligation, in each case, for purposes of the covenants set forth herein and all defined terms as used therein, (b) Indebtedness shall be determined without giving effect to the application of Financial Accounting Standards Board Accounting Standards Codification 815 (and related interpretations) to the extent such application would otherwise increase or decrease the principal amount of Indebtedness for any purpose hereunder as a result of accounting for any embedded derivatives created by the terms of such Indebtedness and (c) all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, (i) without giving effect to any election under Statement of Financial Accounting Standards 159, The Fair Value Option for Financial Assets and Financial Liabilities, or any successor thereto (including pursuant to the Accounting Standards Codification), to value any Indebtedness of the Parent Borrower or any Restricted Subsidiary at “fair value,” as defined therein and (ii) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Financial Accounting Standards Board Accounting Standards Codification 470-20 (or any other Accounting Standards Codification having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, it being agreed that such Indebtedness shall at all times be valued at the full stated principal amount thereof. SECTION 1.05. Pro Forma Computations. All computations of the Total Leverage Ratio, Coverage Ratio and Priority Debt Ratio required to be made hereunder shall be calculated after giving pro forma effect to any acquisitions, dispositions, mergers, consolidations or retirement, repayment, issuance, incurrence or assumption of Indebtedness consummated since the first day of the period covered by any component of such pro forma computation and on or prior to the date of such computation, as if such acquisition, disposition, merger or consolidation, as applicable, had occurred on the first day of the relevant period, and, to the extent applicable, to the historical earnings and cash flows associated with the assets acquired or disposed of and any related incurrence or reduction of Indebtedness, all in accordance with Article 11 of Regulation S-X under the Securities Act. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Hedging Agreement applicable to such Indebtedness if such Hedging Agreement has a remaining term in excess of 12 months). ARTICLE II The Credits SECTION 2.01. The Commitments. Subject to the terms and conditions set forth herein, each Lender agrees to make Syndicated Loans in Dollars to the Borrowers from time to time during the Availability Period in an aggregate principal amount that will not result in (a) such Lender’s Revolving Credit Exposure exceeding such Lender’s Commitment or (b) the sum of the total Revolving Credit Exposures plus the aggregate principal amount of outstanding Competitive Loans exceeding the total Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Syndicated Loans. SECTION 2.02. Loans and Borrowings. -22-

(a) Obligations of Lenders. Each Syndicated Loan shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments. Each Competitive Loan shall be made in accordance with the procedures set forth in Section 2.04, and each Swingline Loan shall be made in accordance with the procedures set forth in Section 2.05. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments and Competitive Bids of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required. (b) Type of Loans. Subject to Section 2.14, (i) each Syndicated Borrowing shall be comprised entirely of ABR Loans or of Eurocurrency Loans, as the Parent Borrower may request in accordance herewith, and (ii) each Competitive Borrowing shall be comprised entirely of Eurocurrency Loans or Fixed Rate Loans, as the Parent Borrower may request in accordance herewith. Each Swingline Loan shall be an ABR Loan. Each Lender at its option may make any Eurocurrency Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrowers to repay such Loan in accordance with the terms of this Agreement. (c) Minimum Amounts; Limitation on Number of Borrowings. Each Syndicated Eurocurrency Borrowing shall be in an aggregate amount of $5,000,000 or a larger multiple of $500,000. Each Syndicated ABR Borrowing shall be in an aggregate amount equal to $1,000,000 or a larger multiple of $250,000; provided that a Syndicated ABR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.06(f). Each Competitive Borrowing shall be in an aggregate amount equal to $5,000,000 or a larger multiple of $1,000,000. Each Swingline Loan shall be in an amount equal to $1,000,000 or a larger multiple of $250,000. Borrowings of more than one Class and Type may be outstanding at the same time; provided that there shall not at any time be more than a total of 15 Syndicated Eurocurrency Borrowings outstanding. (d) Limitations on Interest Periods. Notwithstanding any other provision of this Agreement, the Parent Borrower shall not be entitled to request (or to elect to convert to or continue as a Syndicated Eurocurrency Borrowing) any Borrowing if the Interest Period requested therefor would end after the earliest Commitment Termination Date then in effect. SECTION 2.03. Requests for Syndicated Borrowings. (a) Notice by the Parent Borrower. To request a Syndicated Borrowing, the Parent Borrower shall notify the Administrative Agent of such request by telephone or e-mail (i) in the case of a Syndicated Eurocurrency Borrowing, not later than 1:00 pm, New York City time, three Business Days before the date of the proposed Borrowing or (ii) in the case of a Syndicated ABR Borrowing, not later than 1:00 p.m., New York City time, the same Business Day as the date of the proposed Borrowing. Each such telephonic or electronic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery, facsimile or e-mail (in .pdf or .tif format) to the Administrative Agent of a written Borrowing Request in substantially the form of Exhibit D and signed by a Responsible Officer of the Parent Borrower. (b) Content of Borrowing Requests. Each telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02: (i) the aggregate principal amount of the requested Borrowing; (ii) the date of such Borrowing, which shall be a Business Day; (iii) whether such Borrowing is to be an ABR Borrowing or a Eurocurrency Borrowing; (iv) in the case of a Syndicated Eurocurrency Borrowing, the Interest Period therefor, which shall be a period contemplated by the definition of the term “Interest Period” and permitted under Section 2.02(d); and -23-

(v) the location and number of the applicable Borrower’s account to which funds are to be disbursed, or, in the case of any Syndicated ABR Borrowing requested to finance the reimbursement o f an LC Disbursement as provided in Section 2.06(f), the identity of the Issuing Lender that made such LC Disbursement. (c) Notice by the Administrative Agent to the Lenders. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing. (d) Failure to Elect. If no election as to the Type of a Syndicated Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Syndicated Eurocurrency Borrowing, the Parent Borrower shall be deemed to have selected an Interest Period of seven days’ duration. SECTION 2.04. Competitive Bid Procedure. (a) Requests for Bids by the Parent Borrower. Subject to the terms and conditions set forth herein, from time to time during the Availability Period the Parent Borrower may request Competitive Bids and may (but shall not have any obligation to) accept Competitive Bids and borrow Competitive Loans denominated in Dollars; provided that (i) the sum of the total Revolving Credit Exposures plus the aggregate principal amount of outstanding Competitive Loans at any time shall not exceed the total Commitments and (ii) in the event the Commitment Termination Date shall have been extended as provided in Section 2.20, the sum of (x) the LC Exposure attributable to Letters of Credit expiring after any Existing Commitment Termination Date, plus (y) the aggregate principal amount of outstanding Competitive Loans maturing after such Existing Commitment Termination Date plus (z) the Swingline Exposure attributable to Swingline Loans maturing after such Existing Commitment Termination Date shall not exceed the total Commitments that shall have been extended to a date after the latest expiration date of such Letters of Credit and the latest maturity date of such Competitive Loans and such Swingline Loans. To request Competitive Bids, the Parent Borrower shall notify the Administrative Agent of such request by telephone, in the case of a Eurocurrency Borrowing, not later than 1:00 p.m., New York City time, four Business Days before the date of the proposed Borrowing and, in the case of a Fixed Rate Borrowing, not later than 12:00 noon, New York City time, one Business Day before the date of the proposed Borrowing; provided that the Parent Borrower may submit up to (but not more than) one Competitive Bid Request on the same day, but a Competitive Bid Request shall not be made within four Business Days after the date of any previous Competitive Bid Request, unless any and all such previous Competitive Bid Requests shall have been withdrawn or all Competitive Bids received in response thereto rejected. Each such telephonic Competitive Bid Request shall be confirmed promptly by hand delivery, facsimile or e-mail (in .pdf or .tif format) to the Administrative Agent of a written Competitive Bid Request in a form approved by the Administrative Agent and signed by a Responsible Officer of the Parent Borrower. Each such telephonic and written Competitive Bid Request shall specify the following information in compliance with Section 2.02: (i) the aggregate amount of the requested Borrowing; (ii) the date of such Borrowing, which shall be a Business Day; (iii) the maturity date of such Borrowing, which date shall not be less than seven days or more than 360 days after the date of such Borrowing; (iv) whether such Borrowing is to be a Eurocurrency Borrowing or a Fixed Rate Borrowing; (v) the Interest Period for such Borrowing, which shall be a period contemplated by the definition of the term “Interest Period” that does not extend beyond the earliest Commitment Termination Date then in effect; and (vi) disbursed. the location and number of the applicable Borrower’s account to which funds are to be -24-

Promptly following receipt of a Competitive Bid Request in accordance with this Section, the Administrative Agent shall notify the Lenders of the details thereof, inviting the Lenders to submit Competitive Bids. (b) Making of Bids by Lenders. Each Lender may (but shall not have any obligation to) make one or more Competitive Bids to the Parent Borrower in response to a Competitive Bid Request. Each Competitive Bid by a Lender must be in a form approved by the Administrative Agent and must be received by the Administrative Agent by facsimile or e-mail (in .pdf or .tif format), in the case of a Competitive Eurocurrency Borrowing, not later than 9:30 a.m., New York City time, three Business Days before the proposed date of such Borrowing, and in the case of a Fixed Rate Borrowing, not later than 9:30 a.m., New York City time, on the proposed date of such Borrowing. Competitive Bids that do not conform substantially to the form approved by the Administrative Agent may be rejected by the Administrative Agent, and the Administrative Agent shall notify the applicable Lender of such rejection as promptly as practicable. Each Competitive Bid shall specify (i) the principal amount (which shall be $5,000,000 or a larger multiple of $1,000,000 and which may equal the entire principal amount of the Competitive Borrowing requested by the Parent Borrower) of the Competitive Loan or Loans that the Lender is willing to make, (ii) the Competitive Bid Rate or Competitive Bid Rates at which the Lender is prepared to make such Loan or Loans (expressed as a percentage rate per annum in the form of a decimal to no more than four decimal places) and (iii) the Interest Period for each such Loan and the last day thereof. (c) Notification of Bids by Administrative Agent. The Administrative Agent shall promptly notify the Parent Borrower by facsimile or e-mail of the Competitive Bid Rate and the principal amount specified in each Competitive Bid and the identity of the Lender that shall have made such Competitive Bid. (d) Acceptance of Bids by the Parent Borrower. Subject only to the provisions of this paragraph, the Parent Borrower may accept or reject any Competitive Bid. The Parent Borrower shall notify the Administrative Agent by telephone, confirmed by facsimile or e-mail (in.pdf or .tif format) of a writing signed by a Responsible Officer of the Parent Borrower and in a form approved by the Administrative Agent, whether and to what extent it has decided to accept or reject each Competitive Bid, in the case of a Competitive Eurocurrency Borrowing, not later than 12:00 noon, New York City time, three Business Days before the date of the proposed Competitive Borrowing, and in the case of a Fixed Rate Borrowing, not later than 11:00 a.m., New York City time, on the proposed date of the Competitive Borrowing; provided that (i) the failure of the Parent Borrower to give such notice shall be deemed to be a rejection of each Competitive Bid, (ii) the Parent Borrower shall not accept a Competitive Bid made at a particular Competitive Bid Rate if the Parent Borrower rejects a Competitive Bid made at a lower Competitive Bid Rate, (iii) the aggregate amount of the Competitive Bids accepted by the Parent Borrower shall not exceed the aggregate amount of the requested Competitive Borrowing specified in the related Competitive Bid Request, (iv) to the extent necessary to comply with clause (iii) of this proviso, the Parent Borrower may accept Competitive Bids at the same Competitive Bid Rate in part, which acceptance, in the case of multiple Competitive Bids at such Competitive Bid Rate, shall be made pro rata in accordance with the amount of each such Competitive Bid, and (v) except pursuant to clause (iv) of this proviso, no Competitive Bid shall be accepted for a Competitive Loan unless such Competitive Loan is in a principal amount of $5,000,000 or a larger multiple of $1,000,000; provided, further, that if a Competitive Loan must be in an amount less than $5,000,000 because of the provisions of clause (iv) of the first proviso of this paragraph, such Competitive Loan may be in the amount of $1,000,000 or any multiple thereof, and in calculating the pro rata allocation of acceptances of portions of multiple Competitive Bids at a particular Competitive Bid Rate pursuant to such clause (iv) the amounts shall be rounded to multiples of $1,000,000 in a manner determined by the Parent Borrower. A notice given by the Parent Borrower pursuant to this paragraph shall be irrevocable. (e) Notification of Acceptances by the Administrative Agent. The Administrative Agent shall promptly notify each bidding Lender whether or not its Competitive Bid has been accepted (and, if so, the amount and Competitive Bid Rate so accepted), and each successful bidder will thereupon become bound, subject to the terms and conditions hereof, to make the Competitive Loan in respect of which its Competitive Bid has been accepted. (f) Bids by the Administrative Agent. If the Administrative Agent shall elect to submit a Competitive Bid in its capacity as a Lender, it shall submit such Competitive Bid directly to the Parent Borrower at least one quarter of an hour earlier than the time by which the other Lenders are required to submit their Competitive Bids to the Administrative Agent pursuant to paragraph (b) of this Section. Any Competitive Bid submitted by the -25-

Administrative Agent that fails to comply with the provisions of paragraph (b) above and this paragraph (f) shall be void ab initio. SECTION 2.05. Swingline Loans. (a) Agreement to Make Swingline Loans. Subject to the terms and conditions set forth herein, each Swingline Lender agrees to make Swingline Loans to the Borrowers from time to time during the Availability Period, in Dollars, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding $100,000,000, (ii) the aggregate principal amount of outstanding Swingline Loans of any Swingline Lender exceeding the Swingline Commitment of such Swingline Lender, (iii) the Revolving Credit Exposure of any Swingline Lender exceeding the Commitment of such Swingline Lender, (iv) the sum of the total Revolving Credit Exposures plus the aggregate principal amount of outstanding Competitive Loans exceeding the total Commitments or (v) in the event the Commitment Termination Date shall have been extended as provided in Section 2.20, the sum of (x) the LC Exposure attributable to Letters of Credit expiring after any Existing Commitment Termination Date, plus (y) the aggregate principal amount of outstanding Competitive Loans maturing after such Existing Commitment Termination Date, plus (z) the Swingline Exposure attributable to Swingline Loans maturing after such Existing Commitment Termination Date exceeding the total Commitments that shall have been extended to a date after the latest expiration date of such Letters of Credit and the latest maturity date of such Competitive Loans and such Swingline Loans; provided that (A) no Swingline Lender shall be required to make a Swingline Loan to refinance an outstanding Swingline Loan and (B) each Swingline Borrowing shall be made by the Swingline Lenders ratably in accordance with their respective Swingline Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Swingline Loans. The failure of any Swingline Lender to make any Swingline Loan required to be made by it shall not relieve any other Swingline Lender of its obligations hereunder; provided that the Swingline Commitments of the Swingline Lenders are several and no Swingline Lender shall be responsible for any other Swingline Lender’s failure to make Swingline Loans as required. (b) Notice of Swingline Loans by the Parent Borrower. To request a Swingline Borrowing, the Parent Borrower shall notify the Administrative Agent of such request by telephone, not later than 3:00 p.m., New York City time, on the day of the proposed Swingline Borrowing. Each such notice shall be irrevocable and shall be confirmed promptly by hand delivery, facsimile or e-mail (in.pdf or .tif format) to the Administrative Agent of a written Borrowing Request in the form approved by the Administrative Agent and signed by a Responsible Officer of the Parent Borrower. Each such telephonic and written Borrowing Request shall specify, in compliance with Section 2.02, the requested date (which shall be a Business Day), the principal amount of the requested Swingline Borrowing and the location and number of the applicable Borrower’s account to which funds are to be disbursed, or, in the case of any Swingline Borrowing requested to finance the reimbursement of an LC Disbursement as provided in Section 2.06(f), the identity of the Issuing Lender that made such LC Disbursement. The Administrative Agent will promptly advise each Swingline Lender of any such Borrowing Request received from the Parent Borrower and of the amount of such Swingline Lender’s Swingline Loan to be made as part of the requested Swingline Borrowing. Each Swingline Lender shall make each Swingline Loan to be made by it hereunder available to the Borrowers by means of a credit to a deposit account of the applicable Borrower specified in such Borrowing Request (or, in the case of a Swingline Borrowing made to finance the reimbursement of an LC Disbursement as provided in Section 2.06(f), by remittance to the relevant Issuing Lender) by 5:00 p.m., New York City time, on the requested date of such Swingline Loan. (c) Participations by Lenders in Swingline Loans. Each Swingline Lender may by written notice given to the Administrative Agent not later than 12:00 p.m., New York City time, on any Business Day require the Lenders to acquire participations on such Business Day in all or a portion of its Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Lenders will be required to participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Lender, specifying in such notice such Lender’s Applicable Percentage of such Swingline Loan or Loans. Each Lender hereby absolutely and unconditionally agrees to pay, upon receipt of notice as provided above in this paragraph, to the Administrative Agent, in Dollars, for account of the applicable Swingline Lender, such Lender’s Applicable Percentage of such Swingline Loan or Loans. Each Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, -26-

including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Lender further acknowledges and agrees that, in making any Swingline Loan, each Swingline Lender shall be entitled to rely, and shall not incur any liability for relying, upon the representation and warranty of the Parent Borrower deemed made pursuant to Section 5.02, unless, at least two Business Days prior to the time such Swingline Loan was made, the Required Lenders shall have notified such Swingline Lender (with a copy to the Administrative Agent) in writing that, as a result of one or more events or circumstances described in such notice, one or more of the conditions precedent set forth in Section 5.02 would not be satisfied if such Swingline Loan were then made (it being understood and agreed that, in the event any Swingline Lender shall have received any such notice, no Swingline Lender shall make any Swingline Loan until and unless it shall be satisfied that the events and circumstances described in such notice shall have been cured or otherwise shall have ceased to exist). Each Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.07 with respect to Loans made by such Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Lenders under this paragraph), and the Administrative Agent shall promptly pay to the applicable Swingline Lender the amounts so received by it from the Lenders. The Administrative Agent shall notify the Parent Borrower of any participations in any Swingline Loan acquired pursuant to the preceding paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the applicable Swingline Lender. Any amounts received by a Swingline Lender from the Borrowers (or other party on behalf of the Borrowers) in respect of a Swingline Loan after receipt by such Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; and any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Lenders that shall have made their payments pursuant to the preceding paragraph and to such Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to such Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the Borrowers for any reason. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrowers of any default in the payment thereof. (d) Additional Swingline Lenders; Replacement of Swingline Lender. Any Swingline Lender may be added or an existing Swingline Lender may be replaced at any time by written agreement among the Parent Borrower, the Administrative Agent and the relevant Swingline Lender(s). The Administrative Agent shall notify the Lenders of any such addition or replacement of a Swingline Lender. At the time any such replacement shall become effective, the Borrower shall pay all unpaid interest accrued for the account of the replaced Swingline Lender pursuant to Section 2.13(a). From and after the effective date of any such addition or replacement, (x) the new Swingline Lender shall have all the rights and obligations of a Swingline Lender under this Agreement with respect to Swingline Loans made thereafter and (y) references herein to the ter m “S wi ngl ine L end er ” shall b e d ee med to r efe r to such ne w S wi n gli ne Lender, successor or to any previous Swingline Lender, or to such successor and all previous Swingline Lenders, as the context shall require. After the replacement of a Swingline Lender hereunder, the replaced Swingline Lender shall remain a party hereto and shall continue to have all the rights and obligations of a Swingline Lender under this Agreement with respect to Swingline Loans made by it prior to its replacement, but shall not be required to make additional Swingline Loans. (e) Resignation of Swingline Lender. Subject to the appointment and acceptance of a successor S win gli ne Le nd er , an y S win gl ine Le nd er ma y r esi g n a s a S wing line Lend er at a n y ti me up o n t hir t y d a ys’ p r io r wr itte n notice to the Administrative Agent, the Parent Borrower and the Lenders, in which case, such Swingline Lender shall be replaced in accordance with Section 2.05(d) above. SECTION 2.06. Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, in addition to the Loans provided for in Section 2.01, the Parent Borrower may request any Issuing Lender to issue, at any time and from time to time during the Availability Period, Letters of Credit denominated in Dollars for the account of the Parent Borrower or any Restricted Subsidiary in such form as is acceptable to the Administrative Agent and such Issuing Lender in its reasonable determination. Letters of Credit issued hereunder shall constitute utilization of the Commitments. From and after the Effective Date, each Existing Letter of Credit shall be deemed, for all purposes of this Agreement -27-

(including paragraphs (e) and (f) of this Section), to be a Letter of Credit issued for the account of the Borrowers on the Effective Date. (b) Notice of Issuance, Amendment, Renewal or Extension; Auto-Renewal Letters of Credit. (i) To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit, other than an automatic renewal of an Auto-Renewal Letter of Credit permitted pursuant to clause (ii) of this Section 2.06(b)), the Parent Borrower shall hand deliver, fax or e-mail (in .pdf or .tif format) to the relevant Issuing Lender and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (d) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the relevant Issuing Lender, the Parent Borrower also shall submit a letter of credit application on such Issuing Lender’s standard form in connection with any request for a Letter of Credit. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Parent Borrower to, or entered into by the Parent Borrower with, an Issuing Lender relating to any Letter of Credit, the terms and conditions of this Agreement shall control. (ii) Any Letter of Credit issuable under this Agreement may be issued, if the Parent Borrower so requests and the relevant Issuing Lender so agrees, in the form of an Auto-Renewal Letter of Credit; provided that any such Auto-Renewal Letter of Credit must permit such Issuing Lender to prevent any such renewal at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof of such Issuing Lender’s option not to extend the Letter of Credit beyond the expiration date (a “Non-Renewal Notice”). Such Issuing Lender shall have the option to issue a Non-Renewal Notice during a specified period in each such twelve-month period to be agreed upon by the Parent Borrower, such Issuing Lender and the Administrative Agent at the time such Letter of Credit is issued (the date of such notice shall be referred to herein as the “Non-Renewal Notice Date”). Once an Auto-Renewal Letter of Credit has been issued, each Lender shall be deemed to have authorized (but may not require) the relevant Issuing Lender to permit the renewal of such Letter of Credit at any time to an expiry date not later than one year after its date of issuance or renewal; provided that such Issuing Lender shall not permit any such renewal if such Issuing Lender has reasonably determined that it would have no obligation at such time to issue such Letter of Credit in its renewed form under the terms of this Agreement (by reason of the provisions of paragraph (c) or (d) of this Section or otherwise). (c) Limitations on Amounts. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Parent Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the aggregate LC Exposure shall not exceed the lesser of (x) the aggregate LC Sublimits for all Issuing Lenders and (y) $200,000,000 and, subject to the last sentence of this subsection (c), no more than $100,000,000 of which may be in respect of Standby Letters of Credit (the “Standby Letters of Credit Sublimit”), (ii) the aggregate amount of the Letter of CreditLC Exposure attributable to Letters of Credit issued by any Issuing Lender shall not exceed the LC Sublimit of such Issuing Lender, (iii) the Revolving Credit Exposure of any Lender shall not exceed the Commitment of such Lender, (iv) the sum of the total Revolving Credit Exposures plus the aggregate principal amount of outstanding Competitive Loans shall not exceed the total Commitments and (v) in the event the Commitment Termination Date shall have been extended as provided in Section 2.20, the sum of (x) the LC Exposure attributable to Letters of Credit expiring after any Existing Commitment Termination Date, plus (y) the aggregate principal amount of outstanding Competitive Loans maturing after such Existing Commitment Termination Date plus (z) the Swingline Exposure attributable to Swingline Loans maturing after such Existing Commitment Termination Date shall not exceed the total Commitments that shall have been extended to a date after the latest expiration date of such Letters of Credit and the latest maturity date of such Competitive Loans and such Swingline Loans. Notwithstanding the foregoing, the Parent Borrower may adjust the amount of the Standby Letters of Credit Sublimit by providing three (3) Business Days prior written notice to the Administrative Agent, so long as the total of such Standby Letters of Credit Sublimit plus any LC Exposure in respect of Commercial Letters of Credit outstanding does not exceed the aggregate sublimit for Letters of -28-

Credit set forth in Section 2.06(c)(i). The Administrative Agent shall promptly confirm to the Parent Borrower, the Issuing Lenders and the Lenders the amount and the effective date of the revised sublimits. (d) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date twelve-months after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, twelve months after the then-current expiration date of such Letter of Credit), subject to automatic renewal of any Auto-Renewal Letter of Credit as provided in Section 2.06(b)(ii), and (ii) the date that is five Business Days prior to the Commitment Termination Date. (e) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) by any Issuing Lender, and without any further action on the part of such Issuing Lender or the Lenders, such Issuing Lender hereby grants to each Lender, and each Lender hereby acquires from such Issuing Lender, a participation in such Letter of Credit equal to such Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit, the occurrence and continuance of a Default or reduction or termination of the Commitments, or any force majeure or other event that under any rule of law or uniform practices to which any Letter of Credit is subject (including Section 3.14 of ISP 98 or any successor publication of the International Chamber of Commerce) permits a drawing to be made under such Letter of Credit after the expiration thereof or of the Commitments. Each Lender further acknowledges and agrees that, in issuing, amending, renewing or extending any Letter of Credit, the relevant Issuing Lender shall be entitled to rely, and shall not incur any liability for relying, upon the representation and warranty of the Borrowers deemed made pursuant to Section 5.02, unless, at least two Business Days prior to the time of issuance, or the time of any amendment, renewal or extension subject to Section 5.02, of any Letter of Credit by such Issuing Lender (or, in the case of an automatic renewal permitted pursuant to clause (ii) of Section 2.06(b), at least two Business Days prior to the time by which the election not to permit renewal must be made by the relevant Issuing Lender), the Required Lenders shall have notified the applicable Issuing Lender (with a copy to the Administrative Agent) in writing that, as a result of one or more events or circumstances described in such notice, one or more of the conditions precedent set forth in Section 5.02 would not be satisfied if such Letter of Credit were then issued or so amended, renewed or extended (it being understood and agreed that, in the event any Issuing Lender shall have received any such notice, no Issuing Lender shall issue, amend, renew or extend any Letter of Credit until and unless it shall be satisfied that the events and circumstances described in such notice shall have been cured or otherwise shall have ceased to exist). In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for account of the relevant Issuing Lender, such Lender’s Applicable Percentage of each LC Disbursement made by an Issuing Lender (i) in the event the Borrowers fail to reimburse such LC Disbursement when due, as provided in paragraph (f) of this Section, promptly upon the receipt of notice from the Administrative Agent referred to in paragraph (f) of this Section and (ii) if any reimbursement payment is required to be refunded to the Borrowers for any reason, at any time thereafter, promptly upon the request of such Issuing Lender. Such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each such payment shall be made in the same manner as provided in Section 2.07 with respect to Syndicated Loans made by such Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Lenders under this paragraph), and the Administrative Agent shall promptly pay to the relevant Issuing Lender the amounts so received by it from the Lenders. Promptly following receipt by the Administrative Agent of any payment from any Borrower pursuant to paragraph (f) of this Section, the Administrative Agent shall distribute such payment to the relevant Issuing Lender or, to the extent that the Lenders have made payments pursuant to this paragraph to reimburse such Issuing Lender, then to such Lenders and such Issuing Lender as their interests may appear. Any payment made by a Lender pursuant to this paragraph to reimburse an Issuing Lender for any LC Disbursement shall not constitute a Loan and shall not relieve the applicable Borrower of its obligation to reimburse such LC Disbursement. (f) Disbursement and Reimbursement. If an Issuing Lender shall make any LC Disbursement in respect of a Letter of Credit, such Issuing Lender shall give prompt notice thereof to the Administrative Agent and the Parent Borrower by telephone (confirmed by hand delivery, facsimile or e-mail), and the Borrowers shall reimburse such Issuing Lender in respect of such LC Disbursement by paying to the Administrative Agent an amount equal to -29-

such LC Disbursement not later than 12:00 noon, New York City time, on (i) the Business Day that the Parent Borrower receives notice of such LC Disbursement, if such notice is received prior to 10:00 a.m., New York City time, or (ii) the Business Day immediately following the day that the Parent Borrower receives such notice, if such notice is not received prior to such time; provided that if such LC Disbursement is not less than (x) $2,000,000 in the case of a Syndicated ABR Borrowing and (y) $1,000,000 in the case of a Swingline Borrowing, the Parent Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 or 2.05 that such payment be financed with a Syndicated ABR Borrowing or a Swingline Borrowing in an equivalent amount and, to the extent so financed, the Borrowers’ obligation to make such payment shall be discharged and replaced by the resulting Syndicated ABR Borrowing or Swingline Borrowing. If the Borrowers fail to make such payment when due, the Administrative Agent shall notify each Lender of the applicable LC Disbursement, the payment then due from the Borrowers in respect thereof and such Lender’s Applicable Percentage thereof. (g) Obligations Absolute. The Borrowers’ obligation to reimburse LC Disbursements as provided in paragraph (f) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by an Issuing Lender under a Letter of Credit against presentation of a draft or other document that does not comply strictly with the terms of such Letter of Credit, (iv) the failure to perfect any lien or security interest granted to, or in favor of, the Administrative Agent or any of the Lenders as security for any reimbursement obligations in respect of any LC Disbursement, (v) any force majeure or other event that under any rule of law or uniform practices to which any Letter of Credit is subject (incl uding Section 3.14 of ISP 98 or any successor publication of the International Chamber of Commerce) permits a drawing to be made under such Letter of Credit after the stated expiration date thereof or of the Commitments or (vi) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrowers’ obligations hereunder. None of the Administrative Agent, the Lenders or the Issuing Lenders, or any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit by any Issuing Lender or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the relevant Issuing Lender; provided that the foregoing shall not be construed to excuse an Issuing Lender from liability to the Borrowers to the extent of any direct damages (as opposed to special, indirect, consequential or punitive damages, claims in respect of which are hereby waived by the Borrowers to the extent permitted by applicable law) suffered by the Borrowers that are caused by such Issuing Lender’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree, to the fullest extent permitted by law, that, in the absence of gross negligence or willful misconduct on the part of an Issuing Lender (with such absence to be presumed unless otherwise determined by a court of competent jurisdiction in a final and nonappealable judgment), such Issuing Lender shall be deemed to have exercised care in each such determination, and that: (i) an Issuing Lender may accept documents that appear on their face to be in substantial compliance with the terms of a Letter of Credit without responsibility for further investigation, regardless of any notice or information to the contrary, and may make payment upon presentation of documents that appear on their face to be in substantial compliance with the terms of such Letter of Credit; (ii) an Issuing Lender shall have the right, in its sole discretion, to decline to accept such documents and to make such payment if such documents are not in strict compliance with the terms of such Letter of Credit; and -30-

(iii) this sentence shall establish the standard of care to be exercised by an Issuing Lender when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof (and the parties hereto hereby waive, to the extent permitted by applicable law, any standard of care inconsistent with the foregoing). (h) Disbursement Procedures. The Issuing Lender for any Letter of Credit shall, within a reasonable time following its receipt thereof, examine all documents purporting to represent a demand for payment under such Letter of Credit. Such Issuing Lender shall promptly after such examination notify the Administrative Agent and the Parent Borrower by telephone (confirmed by hand delivery, facsimile or e-mail) of such demand for payment and whether such Issuing Lender has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrowers of their obligation to reimburse such Issuing Lender and the Lenders with respect to any such LC Disbursement. (i) Interim Interest. If the Issuing Lender for any Letter of Credit shall make any LC Disbursement, then, unless the Borrowers shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to, but excluding the date that the Borrowers reimburse such LC Disbursement, at the rate per annum then applicable to Syndicated ABR Loans; provided that, if the Borrowers fail to reimburse such LC Disbursement when due pursuant to paragraph (f) of this Section, then Section 2.13(d) shall apply. Interest accrued pursuant to this paragraph shall be for the account of such Issuing Lender, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (e) of this Section to reimburse such Issuing Lender shall be for the account of such Lender to the extent of such payment, and shall be payable on demand or, if no demand has been made, on the date on which the Borrowers reimburse the applicable LC Disbursement in full. (j) Additional Issuing Lenders; TerminationReplacement of Issuing Lenders. An Issuing Lender may be added, or an existing Issuing Lender may be terminatedreplaced, under this Agreement at any time by written agreement between the Parent Borrower, the Administrative Agent and the relevant Issuing Lender. The Administrative Agent shall notify the Lenders of any such addition or terminationreplacement. At the time any such terminationreplacement shall become effective, the Borrowers shall pay all unpaid fees accrued for the account of the Issuing Lender being terminatedreplaced pursuant to Section 2.12(b). From and after the effective date of any such addition, the new Issuing Lender shall have all the rights and obligations of an Issuing Lender under this Agreement with respect to Letters of Credit to be issued thereafter. After the terminationreplacement of an Issuing Lender hereunder, the terminatedreplaced Issuing Lender shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Lender under this Agreement with respect to any outstanding Letters of Credit issued by it prior to such terminationreplacement, but shall not be required to issue any new Letters of Credit or to amend, renew or extend any such outstanding Letters of Credit. (k) Resignation of Issuing Lender. Subject to the appointment and acceptance of a successor Issuing Bank, any Issuing Lender may resign as an Issuin g Lend er at an y ti me up o n thir t y d a ys’ p r i o r wr i tten no tice to the Administrative Agent, the Parent Borrower and the Lenders, in which case, such Issuing Lender shall be replaced in accordance with Section 2.06(j) above. (l) Issuing Lender Reports to the Administrative Agent. Unless otherwise agreed by the Administrative Agent, each Issuing Lender shall, in addition to its notification obligations set forth elsewhere in this Section, report in writing to the Administrative Agent (i) periodic activity (for such period or recurrent periods as shall be requested by the Administrative Agent) in respect of Letters of Credit issued by such Issuing Lender, including all issuances, extensions, amendments and renewals, all expirations and cancellations and all disbursements and reimbursements, (ii) reasonably prior to the time that such Issuing Lender issues, amends, renews or extends any Letter of Credit, the date of such issuance, amendment, renewal or extension, and the stated amount of the Letters of Credit issued, amended, renewed or extended by it and outstanding after giving effect to such issuance, amendment, renewal or extension (and whether the amounts thereof shall have changed), (iii) on each Business Day on which such Issuing Lender makes any LC Disbursement, the date and amount of such LC Disbursement, (iv) on any Business Day on which the Borrowers fail to reimburse an LC Disbursement required to be reimbursed to such Issuing Lender on such day, the date of such failure and the amount of such LC Disbursement and (v) on any other Business Day, such -31-

other information as the Administrative Agent shall reasonably request as to the Letters of Credit issued by such Issuing Lender. (m) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Parent Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated pursuant to Article VIII, Lenders with LC Exposure representing more than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Borrowers shall immediately deposit into an account established and maintained on the books and records of the Administrative Agent, which account may be a “securities account” (within the meaning of Section 8-501 of the UCC), in the name of the Administrative Agent and for the benefit of the Lenders, an amount in immediately available funds in Dollars equal to 103% of the LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Parent Borrower described in clause (h) or (i) of Article VIII. The Borrowers also shall deposit cash collateral in accordance with this paragraph as and to the extent required by Section 2.21. Each such deposit shall be held by the Administrative Agent as collateral for the LC Exposure and other obligations of the Borrowers under this Agreement, and for this purpose the Borrowers hereby grant a security interest to the Administrative Agent for the benefit of the Lenders and the Issuing Lenders in such collateral account and in any financial assets (as defined in the UCC) or other property held therein. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. All amounts on deposit pursuant to this paragraph (l) shall be invested by the Administrative Agent in interest bearing instruments or accounts, with the selection of which instruments or accounts to be determined by the Administrative Agent in its sole discretion; provided that the Administrative Agent shall consult with the Parent Borrower as to the selection of such instruments or accounts; provided, further, that such investments shall be at the risk and expense of the Borrowers. Other than any interest earned on the investment of such deposits, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the relevant Issuing Lender for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrowers for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but (i) subject to the consent of Lenders with LC Exposure representing 100% of the total LC Exposure and (ii) in the case of any such application at a time when any Lender is a Defaulting Lender (but only if, after giving effect thereto, the remaining cash collateral shall be less than the aggregate LC Exposure of all the Defaulting Lenders), the consent of each Issuing Lender)), be applied to satisfy other obligations of the Borrowers under this Agreement. If the Borrowers are required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, the amount (including any interest and profits earned thereon as aforesaid) standing to the credit of such account (to the extent not applied as aforesaid) shall be returned to the Borrowers within three Business Days after all Events of Default have been cured or waived. If the Borrowers are required to provide an amount of cash collateral hereunder pursuant to Section 2.21, such amount (to the extent not applied as aforesaid) shall be returned to the Borrowers, as promptly as practicable, to the extent that, after giving effect to such return, no Issuing Lender shall have any exposure in respect of any outstanding Letter of Credit that is not fully covered by the Commitments of the Non-Defaulting Lenders and/or the remaining cash collateral and no Event of Default shall have occurred and be continuing. SECTION 2.07. Funding of Borrowings. (a) Funding by Lenders. Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 2:00 p.m., New York City time (or, in the case of any Syndicated ABR Loan, 4:00 p.m., New York City time), to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders; provided that Swingline Loans shall be made as provided in Section 2.05. The Administrative Agent will make such Loans available to the Borrowers by promptly crediting the amounts so received, in like funds, to an account of the applicable Borrower designated by the Parent Borrower in the applicable Borrowing Request; provided that Syndicated ABR Borrowings made to finance the reimbursement of an LC Disbursement as provided in Section 2.06(f) shall be remitted by the Administrative Agent to the relevant Issuing Lender specified in the applicable Borrowing Request. -32-

(b) Presumption by the Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrowers a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrowers severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrowers to but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (ii) in the case of a payment to be made by the Borrowers, the interest rate applicable to Syndicated ABR Loans. If the Borrowers and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrowers the amount of such interest paid by the Borrowers for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrowers shall be without prejudice to any claim the Borrowers may have against a Lender that shall have failed to make such payment to the Administrative Agent. SECTION 2.08. Interest Elections. (a) Elections by the Parent Borrower for Syndicated Borrowings. The Loans comprising each Syndicated Borrowing initially shall be of the Type specified in the applicable Borrowing Request or as otherwise provided in Section 2.03(d) and, in the case of a Syndicated Eurocurrency Borrowing, shall have the Interest Period specified in such Borrowing Request or as otherwise provided in Section 2.03(d). Thereafter, the Parent Borrower may elect to convert such Borrowing to a Borrowing of a different Type or to continue such Borrowing as a Borrowing of the same Type and, in the case of a Syndicated Eurocurrency Borrowing, may elect the Interest Period therefor, all as provided in this Section. The Parent Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Competitive Borrowings or Swingline Borrowings, which may not be converted or continued. (b) Notice of Elections. To make an election pursuant to this Section, the Parent Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Parent Borrower were requesting a Syndicated Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery, facsimile or e-mail (in .pdf or .tif format) to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by a Responsible Officer of the Parent Borrower. (c) Content of Interest Election Requests. Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02: (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing); (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day; (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurocurrency Borrowing; and -33-

(iv) if the resulting Borrowing is a Syndicated Eurocurrency Borrowing, the Interest Period therefor after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period” and permitted under Section 2.02(d). (d) Notice by the Administrative Agent to the Lenders. Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing. (e) Failure to Elect; Events of Default. If the Parent Borrower fails to deliver a timely and complete Interest Election Request with respect to a Syndicated Eurocurrency Borrowing prior to the end of the Interest Period therefor, then, unless such Syndicated Eurocurrency Borrowing is repaid as provided herein, the Parent Borrower shall be deemed to have selected an Interest Period of seven days’ duration. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Parent Borrower (provided that no such notice shall be required in the case of any Event of Default under clause (h) or (i) of Article VII with respect to the Parent Borrower), then, so long as an Event of Default is continuing (A) no outstanding Syndicated Borrowing may be converted to or continued as a Syndicated Eurocurrency Borrowing and (B) unless repaid, each Syndicated Eurocurrency Borrowing shall be converted to a Syndicated ABR Borrowing at the end of the Interest Period therefor. SECTION 2.09. Termination, Reduction and Increase of the Commitments. (a) Scheduled Termination. Unless previously terminated, each Commitment shall terminate on the Commitment Termination Date applicable to such Commitment. (b) Voluntary Termination or Reduction. The Parent Borrower may at any time terminate, or from time to time reduce, the Commitments; provided that (i) each partial reduction of the Commitments shall be in an amount that is $5,000,000 or a larger multiple thereof and (ii) the Parent Borrower shall not terminate or reduce the Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.11, the sum of the total Revolving Credit Exposures plus the aggregate principal amount of outstanding Competitive Loans would exceed the total Commitments. (c) Notice of Voluntary Termination or Reduction. The Parent Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Parent Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination of the Commitments delivered by the Parent Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Parent Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. (d) Effect of Termination or Reduction. Any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments. (e) Increase of Commitments. (i) Requests for Increase. The Parent Borrower may, at any time following the Effective Date, effect an increase in the Commitments hereunder (each such increase being a “Commitment Increase”) by having one or more Additional Commitment Lenders provide new or additional Commitments hereunder, by notice to the Administrative Agent specifying the amount of the relevant Commitment Increase, the identity of the Additional Commitment Lender(s) and the date on which such increase is to be effective (the “Commitment Increase Date”), which shall be a Business Day at least three Business Days after delivery of such notice and 30 days prior to the Commitment -34-

Termination Date (or, if at such time, there shall exist different Commitment Termination Dates for the Lenders hereunder, the latest applicable Commitment Termination Date); provided that: (A) the minimum amount of each Commitment Increase shall be $25,000,000; (B) immediately after giving effect to any Commitment Increase, the aggregate Commitments hereunder shall not exceed $1,200,000,0001,000,000,000; (C) at the time of any such Commitment Increase, no Default shall have occurred and be continuing or would result therefrom; and (D) the representations and warranties set forth in Article IV and in the other Loan Documents shall be true and correct in all material respects on and as of the Commitment Increase Date as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date). Each notice by the Parent Borrower under this paragraph shall be deemed to constitute a representation and warranty by the Parent Borrower as to the matters specified in clauses (B), (C) and (D) above as of the relevant Commitment Increase Date. Notwithstanding anything herein to the contrary, no Lender shall have any obligation hereunder to become an Additional Commitment Lender and any election to do so shall be in the sole discretion of each Lender. (ii) Effectiveness of Increase. Each Commitment Increase (and the new or additional Commitment of each Additional Commitment Lender resulting therefrom) shall become effective as of the relevant Commitment Increase Date upon receipt by the Administrative Agent, on or prior to 2:00 p.m., New York City time, on such Commitment Increase Date, of: (A) a certificate executed by a Responsible Officer of the Parent Borrower stating that the conditions with respect to such Commitment Increase under this paragraph (e) have been satisfied; (B) an agreement, in form and substance satisfactory to the Parent Borrower and the Administrative Agent, pursuant to which each such Additional Commitment Lender shall, effective as of such Commitment Increase Date, provide a new or additional Commitment hereunder in the amount specified therein and (if not then an existing Lender) become a Lender hereunder, in each case duly executed by each such Additional Commitment Lender and the Parent Borrower and acknowledged by the Administrative Agent; and (C) such evidence of authority of the Parent Borrower to effect such Commitment Increase as the Administrative Agent may reasonably request. Upon the Administrative Agent’s receipt of a fully executed agreement from each Additional Commitment Lender referred to in clause (B) above, together with the certificates and/or other documents referred to in clauses (A) and (C) above, the Administrative Agent shall record the information contained in each such agreement in the Register and give prompt notice of the effectiveness of the relevant Commitment Increase to the Parent Borrower and the Lenders (including each Additional Commitment Lender). (iii) On each Commitment Increase Date, (i) the aggregate principal amount of the Syndicated Loans outstanding (the “Existing Syndicated Borrowings”) immediately prior to the effectiveness of such Commitment Increase shall be deemed to be repaid, (ii) each Additional Commitment Lender that shall have had a Commitment prior to the effectiveness of such Commitment Increase shall pay to the Administrative Agent in Dollars, in immediately available funds, an amount equal to the difference between (A) the product of (1) such Lender’s Applicable Percentage (calculated after giving effect to the effectiveness of such Commitment Increase) multiplied by (2) the aggregate amount of the Resulting Syndicated Borrowings (as defined below) and (B) the product of (1) such Lender’s Applicable Percentage (calculated without giving effect to the effectiveness of such Commitment Increase) multiplied by (2) the aggregate amount of the Existing Syndicated Borrowings, (iii) each Additional Commitment Lender that shall not have had a Commitment prior to the effectiveness of such Commitment Increase shall pay to -35-

Administrative Agent in Dollars, in immediately available funds, an amount equal to the product of (1) such Lender’s Applicable Percentage (calculated after giving effect to the effectiveness of such Commitment Increase) multiplied by (2) the aggregate amount of the Resulting Syndicated Borrowings, (iv) after the Administrative Agent receives the funds specified in clauses (ii) and (iii) above, the Administrative Agent shall pay to each Lender the portion of such funds that is equal to the difference between (A) the product of (1) such Lender’s Applicable Percentage (calculated without giving effect to the effectiveness of such Commitment Increase) multiplied by (2) the aggregate amount of the Existing Syndicated Borrowings, and (B) the product of (1) such Lender’s Applicable Percentage (calculated after giving effect to the effectiveness of such Commitment Increase) multiplied by (2) the aggregate amount of the Resulting Syndicated Borrowings, (v) after the effectiveness of such Commitment Increase, the Parent Borrower shall be deemed to have made new Syndicated Borrowings (the “Resulting Syndicated Borrowings”) in an aggregate amount equal to the aggregate amount of the Existing Syndicated Borrowings and of the Types and for the Interest Periods specified in a Borrowing Request delivered to the Administrative Agent in accordance with Section 2.03 (and the Parent Borrower shall deliver such Borrowing Request), (vi) each Lender shall be deemed to hold its Applicable Percentage of each Resulting Syndicated Borrowing (calculated after giving effect to the effectiveness of such Commitment Increase) and (vii) the Borrowers shall pay each Lender any and all accrued but unpaid interest on its Loans comprising the Existing Syndicated Borrowings. The deemed payments of the Existing Syndicated Borrowings made pursuant to clause (i) above shall be subject to compensation by the Borrowers pursuant to the provisions of Section 2.16 if the date of the effectiveness of such Commitment Increase occurs other than on the last day of the Interest Period relating thereto. Upon each Commitment Increase, the participation interests of the Lenders in the then outstanding Letters of Credit shall automatically be adjusted to reflect, and each Lender (including each Additional Commitment Lender) shall have a participation in each such Letter of Credit equal to, the Lenders’ respective Applicable Percentage of the aggregate amount available to be drawn under each such Letter of Credit, after giving effect to such Commitment Increase. SECTION 2.10. Repayment of Loans; Evidence of Debt. (a) Repayment. The Borrowers hereby unconditionally promise to pay the Loans as follows: (i) to the Administrative Agent for account of each Lender the outstanding principal amount of the Syndicated Loans of such Lender on the Commitment Termination Date applicable to such Syndicated Loans, (ii) to the Administrative Agent for account of each Lender the then unpaid principal amount of each Competitive Loan of such Lender on the last day of the Interest Period therefor, and (iii) to the applicable Swingline Lender or, to the extent required by Section 2.05(c), to the Administrative Agent for account of the Lenders, the then unpaid principal amount of each Swingline Loan on the earlier of the Commitment Termination Date applicable to such Swingline Loan and the first date after such Swingline Loan is made that is the 15th or last day of a calendar month and is at least seven Business Days after such Swingline Loan is made; provided that on each date that a Syndicated Borrowing or Competitive Borrowing is made, the Borrowers shall repay all Swingline Loans then outstanding. (b) Maintenance of Records by Lenders. Each Lender shall maintain in accordance with its usual practice records evidencing the indebtedness of the Borrowers to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. (c) Maintenance of Records by the Administrative Agent. The Administrative Agent shall maintain records in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and, if applicable, each Interest Period therefor, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for account of the Lenders and each Lender’s share thereof. (d) Effect of Entries. The entries made in the records maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such records or any error therein shall not in any -36-

manner affect the obligation of the Borrowers to repay the Loans or pay any other amounts hereunder in accordance with the terms of this Agreement. (e) Promissory Notes. Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrowers shall prepare, execute and deliver to such Lender a promissory note payable to such Lender and its registered assigns and in customary form reasonably satisfactory to the Parent Borrower and the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 10.04) be represented by one or more promissory notes in such form payable to the payee named therein or its registered assigns. SECTION 2.11. Prepayment of Loans. (a) Optional Prepayments. The Borrowers shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, without premium or penalty, subject to the requirements of this Section; provided that the Borrowers shall not have the right to prepay any Competitive Loan without the prior consent of the Lender thereof. (b) Notices, Etc. The Parent Borrower shall notify the Administrative Agent (and, in the case of prepayment of a Swingline Borrowing, each Swingline Lender) by telephone (confirmed by hand delivery, facsimile or e-mail (in .pdf or .tif format)) of any prepayment hereunder (i) in the case of prepayment of a Syndicated Eurocurrency Borrowing or of a Competitive Borrowing, not later than 12:00 noon, New York City time, three Business Days before the date of prepayment, (ii) in the case of prepayment of a Syndicated ABR Borrowing, not later than 12:00 noon, New York City time, on the date of prepayment or (iii) in the case of prepayment of a Swingline Borrowing, not later than 1:00 p.m., New York City time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Commitments as contemplated by Section 2.09, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.09. Promptly following receipt of any such notice relating to a Syndicated Borrowing or Competitive Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of a Borrowing of the same Class and Type as provided in Section 2.02. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.13 and any payments pursuant to Section 2.16, if applicable. If the Parent Borrower provides a notice of prepayment but fails to make a timely selection of the Borrowing or Borrowings to be prepaid, such prepayment shall be applied, first, to pay any outstanding Swingline Borrowing, second, to any outstanding Syndicated ABR Borrowings and, third, to the outstanding Syndicated Eurocurrency Borrowings in the order of the remaining duration of their respective Interest Periods (the Borrowing with the shortest remaining Interest Period to be repaid first). SECTION 2.12. Fees. (a) Commitment Fees. The Borrowers agree to pay to the Administrative Agent for account of each Lender a commitment fee, which shall accrue at the Applicable Rate on the daily unused amount of the Commitment of such Lender during the period from and including the date hereofEffective Date to but excluding the date such Commitment terminates; provided that Swingline Loans shall be excluded for the purposes of this calculation. Accrued commitment fees shall be payable in arrears on each Quarterly Date and on the date the Commitments terminate, commencing on the first such date to occur after the date hereofEffective Date; provided that any commitment fees accruing after the date on which the Commitments terminate shall be payable on demand. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). (b) Letter of Credit Fees. The Borrowers agree to pay (i) to the Administrative Agent for account of each Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at a rate per annum equal to the Applicable Rate applicable to interest on Syndicated Eurocurrency Loans (or, the case of Commercial Letters of Credit, 50% of such Applicable Rate) on the average daily amount of such Lender’s LC -37-

Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender’s Commitment terminates and the date on which such Lender ceases to have any LC Exposure and (ii) to each Issuing Lender a fronting fee, if any, which shall accrue at the rate or rates per annum separately agreed upon between the Parent Borrower and such Issuing Lender on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) in respect of Letters of Credit issued by such Issuing Lender during the period from and including the Effective Date to but excluding the later of the date of termination of the Commitments and the date on which there ceases to be any such LC Exposure, as well as such Issuing Lender’s standard fees with respect to the administration, issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees, if any, accrued through and including each Quarterly Date shall be payable on the third Business Day following such Quarterly Date, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Commitments terminate and any such fees accruing after the date on which the Commitments terminate shall be payable on demand. Any other fees payable to any Issuing Lender pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees, if any, shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). (c) Administrative Agent Fees. The Borrowers agree to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrowers and the Administrative Agent. (d) Payment of Fees. All fees payable hereunder shall be paid on the dates due, in Dollars and immediately available funds, to the Administrative Agent (or to the relevant Issuing Lender, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances. SECTION 2.13. Interest. (a) ABR Loans. The Loans comprising each ABR Borrowing (including each Swingline Loan) shall bear interest at a rate per annum equal to the Alternate Base Rate plus the Applicable Rate. (b) Eurocurrency Loans. The Loans comprising each Eurocurrency Borrowing shall bear interest at a rate per annum equal to (i) in the case of a Syndicated Eurocurrency Borrowing, the Adjusted LIBO Rate for the Interest Period for such Borrowing plus the Applicable Rate, or (ii) in the case of a Competitive Eurocurrency Borrowing, the LIBO Rate for the Interest Period for such Borrowing plus (or minus, as applicable) the Margin applicable to such Borrowing. (c) Fixed Rate Loans. Each Fixed Rate Loan shall bear interest at a rate per annum equal to the Fixed Rate applicable to such Loan. (d) Default Interest. Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by a Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided above or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section. (e) Payment of Interest. Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Syndicated Loans and Swingline Loans, upon termination of the Commitments; provided that (i) interest accrued pursuant to paragraph (d) of this Section shall be payable on demand; (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of a Syndicated ABR Loan prior to the Commitment Termination Date applicable to such Loan), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment; and (iii) in the event of any conversion of any Syndicated Eurocurrency Borrowing prior to the end of the Interest Period therefor, accrued interest on such Borrowing shall be payable on the effective date of such conversion. -38-

(f) Computation. All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error. SECTION 2.14. Alternate Rate of Interest. If prior to the commencement of the Interest Period for any Eurocurrency Borrowing: (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate (in the case of a Syndicated Eurocurrency Borrowing) or the LIBO Rate (in the case of a Competitive Eurocurrency Borrowing) for such Interest Period; or (b) the Administrative Agent is advised by the Required Lenders (or, in the case of a Competitive Eurocurrency Borrowing, any Lender that is required to make a Loan included in such Borrowing) that the Adjusted LIBO Rate (in the case of a Syndicated Eurocurrency Borrowing) or the LIBO Rate (in the case of a Competitive Eurocurrency Borrowing) for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their respective Loans (or its Loan) included in such Borrowing for such Interest Period; then the Administrative Agent shall give notice thereof to the Parent Borrower and the Lenders by telephone, facsimile or e-mail as promptly as practicable thereafter and, until the Administrative Agent notifies the Parent Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Syndicated Borrowing to, or the continuation of any Syndicated Borrowing as, a Syndicated Eurocurrency Borrowing shall be ineffective and such Syndicated Borrowing (unless prepaid) shall be continued as, or converted to, a Syndicated ABR Borrowing, (ii) any Borrowing Request for a Syndicated Eurocurrency Borrowing shall be treated as a request for a Syndicated ABR Borrowing and (iii) in the case of any such Competitive Eurocurrency Borrowing, notwithstanding anything to the contrary set forth herein, the applicable Lender or Lenders shall have no obligation to make, and the Borrowers shall have no right or obligation to borrow, the Loan of such Lender or the Loans of such Lenders, in each case, included in such Borrowing. SECTION 2.15. Increased Costs. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement reflected in the Adjusted LIBO Rate) or any Issuing Lender; (ii) subject any Lender or any Issuing Lender or the Administrative Agent to any Tax (other than (A) Indemnified Taxes, (B) Other Taxes, and (C) Excluded Taxes) of any kind whatsoever with respect to its loans, loan principal, letters of credit, commitments or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender or any Issuing Lender or the London interbank market any other condition, cost or expense affecting this Agreement, Loans made by such Lender or any Letter of Credit or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting to, continuing or maintaining any Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or such Issuing Lender of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable -39-

by such Lender or such Issuing Lender or the Administrative Agent hereunder (whether of principal, interest or any other amount) then, upon request of such Lender, such Issuing Lender or the Administrative Agent, as the case may be, the Borrowers will pay to such Lender, such Issuing Lender or the Administrative Agent, as the case may be, in Dollars, such additional amount or amounts as will compensate such Lender, such Issuing Lender or the Administrative Agent, as the case may be, for such additional costs or expense incurred or reduction suffered. (b) Capital and Liquidity Requirements. If any Lender or any Issuing Lender determines that any Change in Law affecting such Lender or such Issuing Lender or any lending office of such Lender or such Issuing Lender or such Lender’s or such Issuing Lender’s holding company, if any, regarding capital or liquidity requirements has had or would have the effect of reducing the rate of return on such Lender’s or such Issuing Lender’s capital or on the capital of such Lender’s or such Issuing Lender’s holding company, if any, as a consequence of this Agreement, the Commitment (or the Swingline Commitment) of such Lender or the Loans made by, or participations in Letters of Credit or Swingline Loans held by, such Lender, or the Letters of Credit issued by such Issuing Lender, to a level below that which such Lender or such Issuing Lender or such Lender’s or such Issuing Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such Issuing Lender’s policies and the policies of such Lender’s or such Issuing Lender’s holding company with respect to capital adequacy and liquidity), then from time to time the Borrowers will pay to such Lender or such Issuing Lender, as the case may be, in Dollars, such additional amount or amounts as will compensate such Lender or such Issuing Lender or such Lender’s or such Issuing Lender’s holding company for any such reduction suffered. (c) Certificates for Reimbursement. A certificate of a Lender or an Issuing Lender setting forth the amount or amounts in Dollars (and including a reasonable statement as to the calculation of such amount or amounts) necessary to compensate such Lender or such Issuing Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section and delivered to the Parent Borrower shall be conclusive absent manifest error. The Borrowers shall pay such Lender or such Issuing Lender, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Lender or any Issuing Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or such Issuing Lender’s right to demand such compensation, provided that the Borrowers shall not be required to compensate a Lender or an Issuing Lender pursuant to this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender or such Issuing Lender, as the case may be, notifies the Parent Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or such Issuing Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof). (e) Competitive Loans. Notwithstanding the foregoing provisions of this Section, a Lender shall not be entitled to compensation pursuant to this Section in respect of any Competitive Loan if the Change in Law (other than any Change in Law referred to in the proviso of the definition of such term) that would otherwise entitle it to such compensation shall have been publicly announced prior to submission of the Competitive Bid pursuant to which such Loan was made. SECTION 2.16. Break Funding Payments. In the event of (a) the payment of any principal of any Eurocurrency Loan or Fixed Rate Loan other than on the last day of the Interest Period therefor (including as a result of an Event of Default), (b) the conversion of any Syndicated Eurocurrency Loan other than on the last day of the Interest Period therefor, (c) the failure to borrow, convert, continue or prepay any Syndicated Loan on the d ate specified in any notice delivered pursuant hereto (regardless of whether such notice is permitted to be revocable under Section 2.11(b) and is revoked in accordance herewith), (d) the failure to borrow any Competitive Loan after accepting the Competitive Bid to make such Loan, or (e) the assignment as a result of a request by the Parent Borrower pursuant to Section 2.19(b) of any Syndicated Eurocurrency Loan other than on the last day of the Interest Period therefor, then, in any such event, the Borrowers shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurocurrency Loan, the loss to any Lender attributable to any such event shall be deemed to include an amount determined by such Lender to be equal to the excess, if any, of (i) the amount of interest that such Lender would pay for a deposit equal to the principal amount of such Loan for the period from the date of such -40-

payment, conversion, failure or assignment to the last day of the Interest Period for such Loan (or, in the case of a failure to borrow, convert or continue, the duration of the Interest Period that would have resulted from such borrowing, conversion or continuation) if the interest rate payable on such deposit were equal to the Adjusted LIBO Rate (in the case of a Syndicated Eurocurrency Loan) or the LIBO Rate (in the case of a Competitive Eurocurrency Loan) for such Interest Period, over (ii) the amount of interest that such Lender would earn on such principal amount for such period if such Lender were to invest such principal amount for such period at the interest rate that would be bid by such Lender (or an affiliate of such Lender) for deposits denominated in Dollars from other banks in the London interbank market at the commencement of such period. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Parent Borrower and shall be conclusive absent manifest error. The Borrowers shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof. SECTION 2.17. Taxes. (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of an Obligor hereunder or under any other Loan Document shall be made free and clear of and without deduction or withholding for any Indemnified Taxes (including Other Taxes); provided that if an Obligor or any other applicable withholding agent shall be required by applicable law to deduct any Indemnified Taxes (including any Other Taxes) from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or Issuing Lender, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) the applicable Obligor or other applicable withholding agent shall make or cause to be made such deductions and (iii) the applicable Obligor or other applicable withholding agent shall timely pay or cause to be paid the full amount deducted to the relevant Governmental Authority in accordance with applicable law. (b) Payment of Other Taxes by the Borrowers. Without limiting the provisions of paragraph (a) above, the Obligor shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law. (c) Indemnification by the Borrowers. The Borrowers shall indemnify the Administrative Agent, each Lender and each Issuing Lender, within 30 days after written demand therefor, for the full amount of any Indemnified Taxes (including Other Taxes, and Indemnified Taxes imposed or asserted on or attributable to amounts paid or payable under this Section, but excluding Excluded Taxes under all circumstances) paid or payable by the Administrative Agent, such Lender or such Issuing Lender, as the case may be, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes (including Other Taxes) were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability, prepared in good faith and delivered to the Parent Borrower by a Lender or an Issuing Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or an Issuing Lender, shall be conclusive absent manifest error. (d) Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes (including Other Taxes) by the applicable Obligor to a Governmental Authority, the applicable Obligor shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent for any Taxes attributable to such Lender (but only to the extent that the Obligors have not already indemnified the Administrative Agent for such Taxes and without limiting the obligation of the Obligors to do so) that are paid or payable by the Administrative Agent in connection with any Loan Document and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. The indemnity under this paragraph (e) shall be paid within 10 da ys after the Administrative Agent delivers to the applicable Lender a certificate stating the amount of Taxes so paid or payable by the Administrative Agent. Such certificate shall be conclusive of the amount so paid or payable absent manifest error. (f) Lender Tax Certifications. -41-

(i)Any Lender that is entitled to an exemption from, or reduction of, any applicable withholding Tax with respect to any payments under any Loan Document shall deliver to the Parent Borrower and the Administrative Agent, at the time or times reasonably requested by the Parent Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Parent Borrower or the Administrative Agent as will permit such payments to be made without, or at a reduced rate of, withholding. In addition, any Lender, if requested by the Parent Borrower or the Administrative Agent, shall deliver such other documentation prescribed by law or reasonably requested by the Parent Borrower or the Administrative Agent as will enable the Parent Borrower or the Administrative Agent to determine whether or not such Lender is subject to any withholding (including backup withholding) or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.17(f)(ii)(A) through (B) or (g) below) shall not be required if in the Lender’s judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. Upon the reasonable request of the Parent Borrower or the Administrative Agent, any Lender shall update any form or certification previously delivered pursuant to this paragraph (f) or paragraph (g). If any form or certification previously delivered pursuant to this Section expires or becomes obsolete or inaccurate in any respect with respect to a Lender, such Lender shall promptly (and in any event within 10 days after such expiration, obsolescence or inaccuracy) notify the Parent Borrower and the Administrative Agent in writing of such expiration, obsolescence or inaccuracy and update the form or certification if it is legally eligible to do so. (ii) Without limiting the generality of the foregoing: (A) each Foreign Lender shall (x) furnish on or before the date on which it becomes a party to this Agreement either (1) two accurate and complete originally executed U.S. Internal Revenue Service Form W-8BEN or Form W-8BEN-E, as applicable (or successor form), (2) two accurate and complete originally executed U.S. Internal Revenue Service Form W-8ECI (or successor form), and/or (3) two accurate and complete originally executed U.S. Internal Service Form W-8IMY (together with the forms described in clauses (1) and (2), as required) certifying, in each case, to such Foreign Lender’s legal entitlement to a complete exemption from U.S. Federal withholding tax with respect to all interest payments hereunder, and (y) provide a new Form W-8BEN or Form W-8BEN-E, as applicable (or successor form) or Form W-8ECI (or successor form) and/or Form W-8IMY (or successor form) upon the expiration or obsolescence of any previously delivered form to reconfirm complete exemption from U.S. Federal withholding tax with respect to any interest payment hereunder to the extent (in case of this clause (y)) such Foreign Lender is legally able to do so; provided that any Foreign Lender that is relying on the so-called “portfolio interest exemption” and is not (x) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (y) a “10 percent shareholder” of the Parent Borrower within the meaning of Section 881(c)(3)(B) of the Code and (z) a controlled foreign corporation described in Section 881(c)(3)(C) of the Code, shall also furnish a “Non-Bank Certificate” in the form of Exhibit C together with a Form W-8BEN or Form W-8BEN-E, as applicable. For the avoidance of doubt, the legal inability of a Foreign Lender to provide any documentation pursuant to this Section 2.17(f)(ii)(A) shall not cause any Tax resulting from such inability to be an Excluded Tax in circumstances where such inability arises solely due to a Change in Law subsequent to the date the Foreign Lender becomes a party to this Agreement. Subject to Section 2.17(a), if any Foreign Lender fails to provide the certifications described in this paragraph, each such Foreign Lender acknowledges that the Parent Borrower and the Administrative Agent shall be entitled to deduct and withhold any Taxes imposed by the United States or any taxing authority thereof or therein, to the extent required by law. (B) If a payment made to a Lender under any Loan Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Withholding Agent, at the time or times prescribed by law and at such time or times reasonably requested by the Withholding Agent, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Withholding Agent as may be necessary for the Withholding Agent to comply with its obligations under FATCA, to determine that such Lender has or has not complied with such Lender’s obligations under FATCA and, as necessary, to determine the amount to deduct and -42-

withhold from such payment. Solely for purposes of this Section 2.17(f)(ii)(B), “FATCA” shall include any amendments made to FATCA after the date of this AgreementEffective Date. (g) U.S. Lender Tax Certifications. Any Lender that is a United States person, as defined in Section 7701(a)(30) of the Code and is not an exempt recipient within the meaning of Treasury Regulations Section 1.6049-4(c), shall deliver to the Parent Borrower (with a copy to the Administrative Agent) two accurate and complete original signed copies of Internal Service Form W-9, or any successor form that such person is entitled to provide, establishing that the Lender is not subject to U.S. Federal backup withholding Tax. (h) Cooperation in Contesting Indemnified Taxes. If the Parent Borrower determines in good faith that a reasonable basis exists for contesting any Indemnified Taxes (including Other Taxes) for which additional amounts have been paid under this Section 2.17, the Administrative Agent or the relevant Lender or Issuing Lender, as the case may be, shall cooperate with the Parent Borrower in challenging such Indemnified Taxes (including Other Taxes) at the Borrowers’ expense, if so requested by the Parent Borrower in writing; provided that, in the sole discretion, exercised in good faith, of the Administrative Agent, such Lender or such Issuing Lender, as the case may be, doing so would not materially prejudice the Administrative Agent, such Lender or such Issuing Lender, and the Administrative Agent, such Lender or such Issuing Lender would not be required to disclose any information it considers proprietary or make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the Parent Borrower or any other Person. (i) Treatment of Certain Refunds. If the Administrative Agent, a Lender or an Issuing Lender determines, in its sole discretion, that it has received a refund of any Indemnified Taxes (including Other Taxes) as to which it has been indemnified by an Obligor or with respect to which an Obligor has paid additional amounts pursuant to this Section, it shall pay to the applicable Obligor an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the applicable Obligor under this Section with respect to the Indemnified Taxes (including Other Taxes) giving rise to such refund), net of all reasonable out-of-pocket expenses of the Administrative Agent, such Lender or such Issuing Lender, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that the applicable Obligor, upon the request of the Administrative Agent, such Lender or such Issuing Lender, shall repay the amount paid over to the applicable Obligor (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, such Lender or such Issuing Lender in the event the Administrative Agent, such Lender or such Issuing Lender is required to repay such refund to such Governmental Authority. This paragraph shall not be construed to require the Administrative Agent, any Lender or an Issuing Lender to disclose any information it considers proprietary or make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to any Obligor or any other Person. Notwithstanding anything to the contrary in this clause (i), in no event will the Administrative Agent, any Lender or any Issuing Lender be required to pay any amount to an Obligor pursuant to this clause (i) the payment of which would place the indemnified party in a less favorable net after-Tax position than the Administrative Agent, such Lender or such Issuing Lender would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. (j) Survival. Each party’s obligations under this Section 2.17 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Documents. SECTION 2.18. Payments Generally; Pro Rata Treatment; Sharing of Setoffs. (a) Payments by the Obligors. Each Obligor shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.15, 2.16 or 2.17, or otherwise), or under any other Loan Document (except to the extent otherwise provided therein), prior to 1:00 p.m., New York City time, on the date when due, in immediately available funds, without setoff or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest -43-

thereon. All such payments shall be made to the Administrative Agent at the Administrative Agent’s Account, except as otherwise expressly provided in the relevant Loan Document and except payments to be made directly to an Issuing Lender or a Swingline Lender as expressly provided herein and except payments pursuant to Sections 2.15, 2.16, 2.17 and 10.03, which shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under each Loan Document shall be made in Dollars. (b) Application of Insufficient Payments. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, to pay all fees then due, and all costs and expenses then due or reimbursable, to the Administrative Agent, in its capacity as such, under any Loan Document, (ii) second, to pay all principal and interest then due hereunder in respect of the Swingline Loans, ratably between the Swingline Lenders in accordance with the amounts of such principal and interest then due to the Swingline Lenders, (iii) third, to reimburse all unreimbursed LC Disbursements and to pay all letter of credit fronting fees, if any, then due hereunder, ratably between the Issuing Lenders entitled thereto in accordance with the amounts thereof then due to the Issuing Lenders, (iv) fourth, to pay all other interest and other fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of such interest and fees then due to such parties, and (v) fifth, to pay all other principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of such principal then due to such parties. (c) Pro Rata Treatment. Except to the extent otherwise provided herein (for the avoidance of doubt, as this Agreement is in effect from time to time), including Sections 2.20(d) and 2.21: (i) each payment of commitment fees under Section 2.12(a) and letter of credit fees under Section 2.12(b) shall be made for account of the Lenders, and each termination or reduction of the amount of the Commitments under Section 2.09 shall be applied to the respective Commitments of the Lenders, pro rata according to the amounts of their respective Commitments (or, in the case of any such payment of commitment fees at a time when the Commitments shall have terminated or expired, pro rata according to the amounts of their respective Revolving Credit Exposure); (ii) each Syndicated Borrowing shall be allocated pro rata among the Lenders according to the amounts of their respective Commitments (in the case of the making of Syndicated Loans) or their respective Loans that are to be included in such Borrowing (in the case of conversions and continuations of Loans); (iii) each payment or prepayment of any Syndicated Borrowing shall be applied ratably to the Loans included in the repaid or prepaid Syndicated Borrowing; (iv) each Swingline Borrowing shall be allocated pro rata between the Swingline Lenders according to the amounts of their respective Swingline Commitments; and (v) each payment or prepayment of any Swingline Borrowing shall be applied ratably to the Swingline Loans included in the repaid or prepaid Swingline Borrowing. (d) Sharing of Payments by Lenders. If (i) any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans (other than a Competitive Loan) or participations in LC Disbursements or Swingline Loans resulting in such Lender’s receiving payment of a greater proportion of the aggregate amount of its Loans (other than Competitive Loans) and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall (A) notify the Administrative Agent of such fact and (B) purchase (for cash at face value) participations in the Loans (other than Competitive Loans) and participations in LC Disbursements and Swingline Loans of other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amounts of principal of and accrued interest on their Loans (other than Competitive Loans) and participations in LC Disbursements and Swingline Loans or (ii) any Swingline Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Swingline Loans resulting in such Swingline Lender receiving payment of a greater proportion of the aggregate amount of its Swingline Loans and accrued interest thereon than the proportion received by the other Swingline Lender, then the Swingline Lender receiving such greater proportion shall (A) notify the Administrative Agent and the other Swingline Lender of such fact and (B) purchase (for cash at face value) participations in the Swingline Loans of the other Swingline Lender to the extent necessary so that the amount of all such payments shall be shared by the Swingline Lenders ratably in accordance with the aggregate amounts of principal of and accrued interest on their Swingline Loans, provided that: -44-

(i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and (ii) the provisions of this paragraph shall not be construed to apply to (x) any payment made by any Obligor pursuant to and in accordance with the express terms of this Agreement (for the avoidance of doubt, as this Agreement is in effect from time to time), including Sections 2.09(e)(iii) and 2.20(d), or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements or Swingline Loans to any Eligible Assignee. Each Obligor consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Obligor rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of each Obligor in the amount of such participation. (e) Payments by the Borrowers; Presumptions by the Administrative Agent. Unless the Administrative Agent shall have received notice from the Parent Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or an Issuing Lender hereunder that the Borrowers will not make such payment, the Administrative Agent may assume that the Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or such Issuing Lender, as the case may be, the amount due. In such event, if the Borrowers have not in fact made such payment, then each of the Lenders or such Issuing Lender, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or such Issuing Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. (f) Certain Deductions by the Administrative Agent. If any Lender shall fail to make any payment required to be made by it hereunder to or for the account of the Administrative Agent, any Issuing Lender or any Swingline Lender, then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), (i) apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations in respect of such payment until all such unsatisfied obligations have been discharged or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender pursuant to this Agreement (including pursuant to Sections 2.05(c), 2.06(e), 2.06(f), 2.07(b), 2.18(e) and 10.03(c)), in each case in such order as shall be determined by the Administrative Agent in its discretion. SECTION 2.19. Mitigation Obligations; Replacement of Lenders. (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 2.15, or requires the Borrowers to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign and delegate its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the judgment of such Lender, such designation or assignment and delegation (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment and delegation. (b) Replacement of Lenders. If (i) any Lender requests compensation under Section 2.15, (ii) the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, (iii) any Lender has become a Defaulting Lender, (iv) any Lender has become a Non-Extending Lender or (v) any Lender does not consent to any proposed amendment, supplement, modification, consent or waiver of any provision of this Agreement or any other Loan Document that requires the consent of such Lender or each of the Lenders or each of the Lenders affected thereby (so long as the consent of the Required Lenders -45-

has been obtained), then the Parent Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.04), all of its interests, rights (other than its existing rights to payment pursuant to Section 2.15 or 2.17) and obligations under this Agreement and the related Loan Documents (other than any outstanding Competitive Loans held by it) to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that: (A) the Parent Borrower shall have received the prior written consent of the Administrative Agent (and, if a Commitment or any Lender’s obligations in respect of LC Exposure or Swingline Exposure is being assigned, each Issuing Lender and each Swingline Lender), which consent shall not unreasonably be withheld; (B) Section 10.04; the Borrowers shall have paid to the Administrative Agent the assignment fee specified in (C) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans (other than Competitive Loans) and participations in LC Disbursements and Swingline Loans that have been funded by such Lender, accrued interest thereon, accrued fees and all other amounts (except Competitive Loans) payable to it hereunder and under the other Loan Documents (including any amounts under Section 2.16) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts); (D) in the case of any such assignment and delegation resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment and delegation will result in a reduction in such compensation or payments thereafter; (E) in the case of any such assignment and delegation resulting from any Lender becoming a Non-Extending Lender, the assignee shall be an Additional Commitment Lender and, upon the effectiveness of any such assignment and delegation, such assignee shall be deemed to have consented to the extension of the Commitment Termination Date requested in the relevant Extension Request (and, if such assignment and delegation shall become effective after the relevant Extension Effective Date, the Commitment Termination Date with respect to such Additional Commitment Lender (insofar as relating to the interests, rights and obligations under this Agreement and the related Loan Documents so assigned and delegated) shall automatically extend to the date specified in the relevant Extension Request); and (F) such assignment does not conflict with applicable law. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Parent Borrower to require such assignment and delegation cease to apply. Each party hereto agrees that an assignment and delegation required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Parent Borrower, the Administrative Agent and the assignee and that the Lender required to make such assignment and delegation need not be a party thereto. SECTION 2.20. Extension of Commitment Termination Date. (a) The Parent Borrower may, by notice to the Administrative Agent (which shall promptly notify the Lenders) not more than 90 days and not less than 30 days prior to each anniversary of the date hereofAmendment No. 1 Effective Date (or if such anniversary date is not a Business Day, the Business Day next succeeding such anniversary), request (each, an “Extension Request”) that the Lenders extend the Commitment Termination Date then in effect (or, if at such time there shall exist different Commitment Termination Dates for the Lenders hereunder, the latest applicable Commitment Termination Date then in effect) (the “Existing Commitment Termination Date”) for an additional one year (the date on which any such extension shall become effective is referred to herein as an “Extension Effective Date”); provided that only two Extension Requests may be requested hereunder. Each Lender, acting in its sole discretion, shall, by notice to the Parent Borrower and the Administrative Agent given not later than the 20th day (or such later day as shall be acceptable to the Parent Borrower) following the date of the Parent Borrower’s notice, -46-

advise the Parent Borrower and the Administrative Agent whether or not such Lender agrees to such extension; provided that any Lender that does not so advise the Parent Borrower shall be deemed to have rejected such Extension Request (any such Lender which shall have rejected or is deemed to have rejected such extension being a “Non-Extending Lender”). The election of any Lender to agree to such extension shall not obligate any other Lender to so agree. Notwithstanding anything herein to the contrary, no Lender shall have any obligation hereunder to extend its Commitment. (b) The Parent Borrower shall have the right, at any time on or prior to, or at any time following, the relevant Extension Effective Date, unless an Event of Default shall have occurred and be continuing, to replace any Non-Extending Lender with one or more Additional Commitment Lenders in accordance with Section 2.19(b). If requested by the Parent Borrower or the Administrative Agent, each such Additional Commitment Lender shall enter into an agreement with the Parent Borrower and the Administrative Agent, in form and substance satisfactory to the Parent Borrower and the Administrative Agent, pursuant to which such Additional Commitment Lender shall reconfirm its Commitment hereunder so assumed from the relevant Non-Extending Lender and, in the case of any such replacement becoming effective after the relevant Extension Effective Date, reconfirm the extension of the Commitment Termination Date applicable thereto as contemplated by clause (E) of Section 2.19(b). (c) If (and only if) the total of the Commitments of the Lenders that have agreed in connection with any Extension Request to extend the Existing Commitment Termination Date and (if applicable) the Commitments of the Additional Commitment Lender(s) that shall have replaced any Non-Extending Lender as contemplated by paragraph (b) above shall, in the aggregate, be at least 50% of the aggregate amount of the Commitments in effect immediately prior to the Extension Effective Date, then, effective as of the Extension Effective Date, the Commitment Termination Date, but only with respect to each Lender that has agreed to so extend its Commitment and (if applicable) each Additional Commitment Lender that has replaced a Non-Extending Lender (and to Commitments and Loans of each such Lender and Additional Commitment Lender), shall be extended to the date that is one year after the then Existing Commitment Termination Date (or, if such date is not a Business Day, the immediately preceding Business Day); provided that the extension of the Existing Commitment Termination Date, and the occurrence of the Extension Effective Date, shall not be effective with respect to any Lender unless as of the Extension Effective Date: (i) no Default shall have occurred and be continuing; (ii) the representations and warranties of the Obligors set forth in Article IV and in the other Loan Documents shall be true and correct in all material respects, on and as of the Extension Effective Date as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); (iii) the Administrative Agent shall have received a certificate executed by a Responsible Officer of the Parent Borrower, dated as of the Extension Effective Date, stating that the conditions with respect to such extension have been satisfied; and (iv) the Administrative Agent shall have received such evidence and other related documents as it may reasonably request with respect to the authorization of the Parent Borrower of such extension and its obligations hereunder as so extended. Upon the effectiveness of such extension, the Administrative Agent shall record the relevant information in the Register and give prompt notice of such extension to the Parent Borrower and the Lenders. (d) Notwithstanding anything herein to the contrary, (i) with respect to any Non-Extending Lender, the Commitment Termination Date for such Lender shall remain unchanged (and the Commitment of such Lender shall terminate, the Loans made by such Lender to the Borrowers hereunder shall mature and be payable by the Borrowers, and all other amounts owing to such Non-Extending Lender hereunder shall be payable, on such date), and on such date the Borrowers shall also make such other prepayments of Loans as shall be required in order that, after giving effect to the termination of the Commitments of, and all payments to, the Non-Extended Lenders pursuant to this sentence, the sum of (x) the outstanding aggregate principal amount of all Loans and (y) the LC Exposure will not exceed the Commitments and (ii) the “Availability Period” and the “Commitment Termination Date” (without taking into consideration any extension pursuant to this Section 2.20), as such terms are used in reference to any Issuing Lender or any Letters of Credit issued by such Issuing Lender or any Swingline Lender or any Swingline Loan made by such Swingline Lender, may not be extended without the prior written consent of such Issuing Lender and such Swingline Lender, as applicable (it being understood and agreed that, in the event any Issuing Lender or Swingline Lender shall not have consented to any such extension, (i) such Issuing Lender or Swingline Lender, as applicable, shall continue to have all the rights and obligations of an Issuing Lender or a Swingline Lender, as applicable, hereunder through the Existing Commitment Termination Date (or the Availability Period determined on the basis thereof, as applicable), and thereafter shall have no obligation to make any Swingline Loans or to issue, amend, extend -47-

or renew any Letter of Credit (but shall, in each case, continue to be entitled to the benefits of Sections 2.05, 2.06, 2.13, 2.15, 10.03 and 10.09, as applicable as to Letters of Credit or Swingline Loans issued or made prior to such time), and (ii) the Borrowers shall cause the LC Exposure attributable to Letters of Credit issued by such Issuing Lender and the Swingline Exposure attributable to Swingline Loans made by such Swingline Lender to be zero no later than the day on which such LC Exposure or Swingline Exposure, as applicable, would have been required to have been reduced to zero in accordance with the terms hereof without giving effect to any effectiveness of the extension of the applicable Existing Commitment Termination Date pursuant to this Section (and, in any event, no later than such Existing Commitment Termination Date)). SECTION 2.21. Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender: (a) no Defaulting Lender shall be entitled to receive any fee payable under Section 2.12(a) for any period during which that Lender is a Defaulting Lender (and the Borrowers shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender); (b) the Commitment, the Revolving Credit Exposure and the aggregate principal amount of outstanding Competitive Loans of such Defaulting Lender shall not be included in determining whether the Required Lenders or any other requisite Lenders have taken or may take any action hereunder or under any other Loan Document (including any consent to any amendment, waiver or other modification pursuant to Section 10.02); provided that any amendment, waiver or other modification requiring the consent of all Lenders or all Lenders affected thereby shall, except as otherwise provided in Section 10.02, require the consent of such Defaulting Lender in accordance with the terms hereof; (c) if any Swingline Exposure or LC Exposure exists at the time such Lender becomes a Defaulting Lender then: (i) the Swingline Exposure (other than any portion thereof with respect to which such Defaulting Lender shall have funded its participation as contemplated by Section 2.05(c) and, in the case of any Defaulting Lender that is a Swingline Lender, other than the portion of such Swingline Exposure referred to in clause (b) of the definition of such term) and LC Exposure of such Defaulting Lender (other than any portion thereof attributable to unreimbursed LC Disbursements with respect to which such Defaulting Lender shall have funded its participation as contemplated by Sections 2.06(e) and 2.06(f)) shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Percentages but only to the extent that (A) the sum of all Non-Defaulting Lenders’ Revolving Credit Exposures plus such Defaulting Lender’s Swingline Exposure and LC Exposure (in each case, excluding the portion thereof referred to above) does not exceed the sum of all Non-Defaulting Lenders’ Commitments and (B) after giving effect thereto, the Revolving Credit Exposure of any Non-Defaulting Lender shall not exceed the Commitment of such Non-Defaulting Lender; (ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrowers shall within one Business Day following notice by the Administrative Agent (A) first, prepay the portion of such Defaulting Lender’s Swingline Exposure that has not been reallocated as set forth in such clause and (B) second, cash collateralize for the benefit of the Issuing Lenders the portion of such Defaulting Lender’s LC Exposure that has not been reallocated as set forth in such clause in accordance with the procedures set forth in Section 2.06(lm) for so long as such LC Exposure is outstanding; (iii) if the Borrowers cash collateralize any portion of such Defaulting Lender’s LC Exposure pursuant to clause (ii) above, the Borrowers shall not be required to pay participation fees to such Defaulting Lender pursuant to Section 2.12(b) with respect to such portion of such Defaulting Lender’s LC Exposure for so long as such Defaulting Lender’s LC Exposure is cash collateralized; -48-

(iv) if any portion of the LC Exposure of such Defaulting Lender is reallocated pursuant to clause (i) above, then the participation fees payable to the Lenders pursuant to Section 2.12(b) shall be adjusted to give effect to such reallocation; (v) [reserved]; and (vi) if all or any portion of such Defaulting Lender’s LC Exposure that is subject to reallocation pursuant to clause (i) above is neither reallocated nor cash collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of any Issuing Lender or any other Lender hereunder, and all participation fees payable under Section 2.12(b) with respect to such portion of its LC Exposure, shall be payable to the Issuing Lenders (and allocated among them ratably based on the amount of such portion of the LC Exposure of such Defaulting Lender attributable to Letters of Credit issued by each Issuing Lender) until and to the extent that such LC Exposure is reallocated and/or cash collateralized; and (d) so long as such Lender is a Defaulting Lender, no Swingline Lender shall be required to fund any Swingline Loan and no Issuing Lender shall be required to issue, amend, renew or extend any Letter of Credit, unless in each case it is satisfied that the related exposure and the Defaulting Lender’s then outstanding Swingline Exposure or LC Exposure, as applicable, will be fully covered by the Commitments of the Non-Defaulting Lenders and/or cash collateral provided by the Borrowers in accordance with clause (c) above, and participating interests in any such funded Swingline Loan or in any such issued, amended, renewed or extended Letter of Credit will be allocated among the Non-Defaulting Lenders in a manner consistent with clause (c)(i) above (and such Defaulting Lender shall not participate therein). In the event that a Bankruptcy Event with respect to a Lender Parent of any Lender shall have occurred following the date hereofAmendment No. 1 Effective Date and for so long as such Bankruptcy Event shall continue, no Swingline Lender shall be required to fund any Swingline Loan, and no Issuing Lender shall be required to issue, amend, renew or extend any Letter of Credit, unless such Swingline Lender or such Issuing Lender, as the case may be, shall have entered into arrangements (including arrangements referred to in clause (c) above, treating such Lender as if it were a Defaulting Lender (with each Lender hereby agreeing to such arrangements)) with the Borrowers or the applicable Lender satisfactory to such Swingline Lender or such Issuing Lender, as the case may be, to defease any risk to it in respect of such Lender hereunder. In the event that the Administrative Agent, the Parent Borrower, each Swingline Lender and each Issuing Lender each agree that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Swingline Exposure and LC Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment and on such date such Lender shall purchase at par (plus pay any break funding amounts, determined in accordance with Section 2.16, to the extent such purchase occurs on a date other than on the last day of the Interest Period applicable to thereto) such of the Syndicated Loans of the other Lenders as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Applicable Percentage. ARTICLE III Guarantee SECTION 3.01. The Guarantee. The Subsidiary Guarantors hereby jointly and severally, as a primary obligor and not merely as a surety, guarantee to each Lender, each other holder of a Guaranteed Obligation (as hereinafter defined) and the Administrative Agent and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on the Loans made by the Lenders to the Borrowers and all fees, indemnification payments and other amounts whatsoever, whether direct or indirect, absolute or contingent, now or hereafter from time to time owing to the Lenders or the Administrative Agent by a Borrower under this Agreement and by any Obligor (other than, with respect to any Subsidiary Guarantor, any Excluded Swap Obligations of such Subsidiary Guarantor) under any of the other Loan Documents, in each case strictly in accordance with the terms thereof and including all interest, fees and expenses -49-

accrued or incurred subsequent to the commencement of any bankruptcy or insolvency proceedings with respect to a Borrower, whether or not such interest, fees or expenses are allowed as a claim in such proceeding (such obligations being herein collectively called the “Guaranteed Obligations”). The Subsidiary Guarantors hereby further jointly and severally agree that if a Borrower shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Subsidiary Guarantors will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal. SECTION 3.02. Obligations Unconditional. The obligations of the Subsidiary Guarantors under Section 3.01 are absolute and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of any Borrower under this Agreement or any other agreement or instrument referred to herein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section that the obligations of the Subsidiary Guarantors hereunder shall be absolute and unconditional, joint and several, under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Subsidiary Guarantors hereunder, which shall remain absolute and unconditional as described above: (i) at any time or from time to time, without notice to the Subsidiary Guarantors, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived; (ii) any of the acts mentioned in any of the provisions of this Agreement or any other agreement or instrument referred to herein shall be done or omitted; (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under this Agreement or any other agreement or instrument referred to herein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or (iv) any lien or security interest granted to, or in favor of, the Administrative Agent or any Lender or Lenders as security for any of the Guaranteed Obligations shall fail to be perfected. The Subsidiary Guarantors hereby expressly waive diligence, presentment, demand of payment, protest and all notices whatsoever. Each Subsidiary Guarantor agrees that its guarantee hereunder constitutes a guarantee of payment when due (whether or not any bankruptcy, insolvency, receivership or similar proceeding shall have stayed the accrual or collection of any of the Guaranteed Obligations or operated as a discharge thereof) and not merely of collection, and hereby expressly waives any requirement that the Administrative Agent or any Lender exhaust any right, power or remedy or proceed against any Borrower under this Agreement or any other agreement or instrument referred to herein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations. SECTION 3.03. Reinstatement. The obligations of the Subsidiary Guarantors under this Article shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of a Borrower in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Subsidiary Guarantors jointly and severally agree that they will indemnify the Administrative Agent and each Lender on demand for all reasonable costs and expenses (including fees of counsel) incurred by the Administrative Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law. -50-

SECTION 3.04. Subrogation. The Subsidiary Guarantors hereby jointly and severally agree that until the payment and satisfaction in full of all Guaranteed Obligations and the expiration and termination of the Commitments of the Lenders under this Agreement they shall not exercise any right or remedy arising by reason of any performance by them of their guarantee in Section 3.01, whether by subrogation or otherwise, against any Borrower or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations. SECTION 3.05. Remedies. The Subsidiary Guarantors jointly and severally agree that, as between the Subsidiary Guarantors and the Lenders, the obligations of any Borrower under this Agreement may be declared to be forthwith due and payable as provided in Article VIII (and shall be deemed to have become automatically due and payable in the circumstances provided in Article VIII) for purposes of Section 3.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against any Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by a Borrower) shall forthwith become due and payable by the Subsidiary Guarantors for purposes of Section 3.01. SECTION 3.06. Instrument for the Payment of Money. To the fullest extent permitted by N.Y. Civ. Prac. L&R § 3213 and other applicable law, each Subsidiary Guarantor hereby acknowledges that the guarantee in this Article constitutes an instrument for the payment of money, and consents and agrees that any Lender or the Administrative Agent, at its sole option, in the event of a dispute by such Subsidiary Guarantor in the payment of any moneys due hereunder, shall have the right to bring motion action under N.Y. Civ. Prac. L&R § 3213. SECTION 3.07. Continuing Guarantee. The guarantee in this Article is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising. Each Subsidiary Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, or amended or modified, without notice to or further assent from it, and that it will remain bound upon its guarantee hereunder notwithstanding any extension, renewal, amendment or modification of any Guaranteed Obligation. SECTION 3.08. Rights of Contribution. The Subsidiary Guarantors hereby agree, as between themselves, that if any Subsidiary Guarantor shall become an Excess Funding Guarantor (as defined below) by reason of the payment by such Subsidiary Guarantor of any Guaranteed Obligations, then each other Subsidiary Guarantor shall, on demand of such Excess Funding Guarantor (but subject to the next sentence), pay to such Excess Funding Guarantor an amount equal to such Subsidiary Guarantor’s Pro Rata Share (as defined below and determined, for this purpose, without reference to the properties, debts and liabilities of such Excess Funding Guarantor) of the Excess Payment (as defined below) in respect of such Guaranteed Obligations. The payment obligation of a Subsidiary Guarantor to any Excess Funding Guarantor under this Section shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Subsidiary Guarantor under the other provisions of this Article and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such obligations. For purposes of this Section, (a) “Excess Funding Guarantor” means, in respect of any Guaranteed Obligations, a Subsidiary Guarantor that has paid an amount in excess of its Pro Rata Share of such Guaranteed Obligations, (b) “Excess Payment” means, in respect of any Guaranteed Obligations, the amount paid by an Excess Funding Guarantor in excess of its Pro Rata Share of such Guaranteed Obligations and (c) “Pro Rata Share” means, for any Subsidiary Guarantor, the ratio (expressed as a percentage) of (i) the amount by which the aggregate present fair saleable value of all properties of such Subsidiary Guarantor (excluding any shares of stock or other equity interest of any other Subsidiary Guarantor) exceeds the amount of all the debts and liabilities of such Subsidiary Guarantor (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Subsidiary Guarantor hereunder and any obligations of any other Subsidiary Guarantor that have been Guaranteed by such Subsidiary Guarantor) to (ii) the amount by which the aggregate fair saleable value of all properties of all of the Subsidiary Guarantors exceeds the amount of all the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of any Borrower and the Subsidiary Guarantors hereunder and under the other Loan Documents) of all of the Subsidiary Guarantors, determined (A) with respect to any Subsidiary Guarantor that is a party hereto on the Effective Date, as of the Effective Date, and (B) with respect to any other Subsidiary Guarantor, as of the date such Subsidiary Guarantor becomes a Subsidiary Guarantor hereunder. -51-

SECTION 3.09. General Limitation on Guarantee Obligations. In any action or proceeding under the Bankruptcy Code, if the obligations of any Subsidiary Guarantor under Section 3.01 would otherwise, taking into account the provisions of Section 3.08, be held or determined to be void, invalid or unenforceable under Section 548 of the Bankruptcy Code or any comparable applicable provisions of state law on account of the amount of its liability under Section 3.01, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Subsidiary Guarantor, any Lender, the Administrative Agent or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding. The term “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy.” SECTION 3.10. Designation of Subsidiary Guarantors. The Parent Borrower may at any time and from time to time designate, in its sole discretion, any Domestic Subsidiary (other than a Borrower) as a Subsidiary Guarantor, in each case by delivery to the Administrative Agent of (a) a duly executed Guarantee Assumption Agreement properly completed for such Subsidiary and in such number of counterparts as may reasonably be requested by the Administrative Agent and (b) proof of corporate action, incumbency of officers, opinions of counsel and other documents consistent with those delivered by the Subsidiary Guarantors pursuant to Section 5.01 on the Effective Date as may reasonably be requested by the Administrative Agent. Any Subsidiary Guarantor designated as such pursuant to this Section 3.10 shall continue to be a Subsidiary Guarantor until the Parent Borrower shall have delivered written notice to the Administrative Agent of the termination of such designation; provided that the preceding clause shall not limit the Borrowers’ obligations with respect to Specified Subsidiaries pursuant to Section 6.08. SECTION 3.11. Release of Guarantees. A Subsidiary Guarantor will automatically be released from its obligations under this Article III upon the consummation of any transaction permitted by this Agreement as a result of which neither the Parent Borrower nor any of its Subsidiaries owns any Equity Interest in such Subsidiary Guarantor, provided that, if so required by this Agreement, the Required Lenders shall have consented to such transactions and the terms of such consent shall not have provided otherwise. In connection with any release pursuant to this Section, the Administrative Agent shall execute and deliver to any Obligor, at such Obligor’s expense, all documents that such Obligor shall reasonably request to evidence such release. Any execution and delivery of documents pursuant to this Section shall be without recourse to or warranty by the Administrative Agent. ARTICLE IV Representations and Warranties The Parent Borrower represents and warrants to the Administrative Agent and the Lenders that: SECTION 4.01. Organization. Each Obligor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, each such Person (a) has all requisite power and authority to carry on its business as now conducted and (b) is qualified to do business, and is in good standing, where such qualification is required. SECTION 4.02. Authorization; Enforceability. The Transactions to be entered into by each Borrower and each Subsidiary Guarantor are within each Borrower’s and such Subsidiary Guarantor’s corporate, limited liability company or partnership powers, as applicable, and have been duly authorized by all necessary corporate, limited liability company or partnership, as applicable, and, if required, stockholder action. This Agreement has been duly executed and delivered by each Borrower and each Subsidiary Guarantor that is a party hereto and constitutes, and each other Loan Document to which a Borrower or a Subsidiary Guarantor is a party, when executed and delivered by such Borrower or such Subsidiary Guarantor will constitute, a legal, valid and binding obligation of such Borrower and such Subsidiary Guarantor (as the case may be), enforceable in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). -52-

SECTION 4.03. Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) for su ch as have been obtained or made and are in full force and effect and (ii) for those which could not be reasonably be expected to have a Material Adverse Effect, (b) will not violate any applicable law or regulation or the charter, by laws or other organizational documents of any Borrower or Subsidiary Guarantor or any order of any Governmental Authority, except for such violation which could not reasonably be expected to have a Material Adverse Effect, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Parent Borrower or any of its Restricted Subsidiaries or their respective assets, except for such violation or default which could not reasonably be expected to have a Material Adverse Effect, or give rise to a right thereunder to require any payment to be made by the Parent Borrower or any of its Restricted Subsidiaries under any Material Indebtedness, and (d) will not result in the creation or imposition of any Lien (other than a Lien permitted hereunder) on any asset of the Parent Borrower or any of its Restricted Subsidiaries. SECTION 4.04. Financial Condition; No Material Adverse Change. (a) The Parent Borrower has heretofore furnished to the Lenders the consolidated balance sheet, and statements of income, stockholders’ equity, and cash flows for the Parent Borrower and its Subsidiaries as of and for the fiscal year ending January 31, 2015. Such financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Parent Borrower and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP. (b) Since January 31, 2015,2017, there has been no materially adverse change in the business, operations, assets, financial condition or property of the Parent Borrower and the Restricted Subsidiaries, taken as a whole. SECTION 4.05. Properties. (a) The Parent Borrower, and each of its Restricted Subsidiaries, has good title to, or valid leasehold interests in, all its real and personal property material to its business, except to the extent the failure to have such could not reasonably be expected to have a Material Adverse Effect. (b) Schedule 4.05(b) sets forth the address (including county) of all Real Estate that is owned or leased by any Unrestricted Subsidiary as of the Effective Date. SECTION 4.06. Litigation and Environmental Matters. (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Parent Borrower, threatened against or affecting the Parent Borrower or any of its Restricted Subsidiaries (i) that could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than those set forth on Schedule 4.06) or (ii) that purport to question the validity, legality or enforceability of any Loan Document or the Transactions. (b) Except as would not reasonably be expected to have a Material Adverse Effect, none of the Parent Borrower or any of its Restricted Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability. SECTION 4.07. Compliance with Laws and Agreements. The Parent Borrower and each of its Restricted Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, material agreements (including, without limitation, any agreements relating to the securitization of the Parent Borrower’s private label credit cards and any agreements relating to Material Indebtedness) and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. No Default or Event of Default has occurred and is continuing. -53-

SECTION 4.08. Investment Company Status. Neither the Parent Borrower nor any of its Subsidiaries is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940. SECTION 4.09. Taxes. The Parent Borrower and each of its Restricted Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings, for which such Person has set aside on its books adequate reserves, and as to which no Lien has arisen, or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect. SECTION 4.10. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. SECTION 4.11. Subsidiaries. Schedule 4.11(a) sets forth the name of, and the ownership interest of the Parent Borrower in each Subsidiary as of the Effective Date. As of the Effective Date, except as set forth on Schedule 4.11(a), the Subsidiary Guarantors are not and each of their respective Subsidiaries is not party to any joint venture, general or limited partnership, or limited liability company, agreements or any other business ventures or entities. SECTION 4.12. Federal Reserve Regulations. (a) Neither the Parent Borrower nor any of its Restricted Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock. (b) No part of the proceeds of any Loan or any Letter of Credit will be used, whether directly or indirectly, (i) to buy or carry Margin Stock in violation of, or in a manner that is inconsistent with, the provisions of applicable law and the regulations of the Board, including Regulation U or X, (ii) to extend credit to others for the purpose of buying or carrying Margin Stock or to refund indebtedness originally incurred for such purpose or (iii) for any purpose that entails a violation of the provisions of the regulations of the Board, including Regulation U or X. SECTION 4.13. Disclosure. None of the reports, financial statements, certificates or other written information furnished by or on behalf of the Parent Borrower or any of its Restricted Subsidiaries to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) (other than projected financial information, pro forma financial information and information of a general economic or industry nature) when taken as a whole contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading. SECTION 4.14. Anti-Corruption Laws and Sanctions. The Parent Borrower and its Subsidiaries and, to the knowledge of the Parent Borrower, their respective officers, employees and directors, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) the Parent Borrower, any Subsidiary or any of their respective directors or officers or (b) to the knowledge of the Parent Borrower, any employee of the Parent Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby is a Sanctioned Person. The Parent Borrower will not use, and will cause its Subsidiaries to not use, any Loan or Letter of Credit, or the proceeds thereof, in violation of any Anti-Corruption Law or applicable Sanctions. ARTICLE V Conditions SECTION 5.01. Effective Date. The obligations of the Lenders to make Loans and of the Issuing Lenders to issue Letters of Credit hereunder shall not become effective until the date on which the following conditions shall have been satisfied (or delivery of such documents is waived in accordance with Section 10.02): -54-

(a) Executed Counterparts. The Administrative Agent shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed signature page to this Agreement) that such party has signed a counterpart of this Agreement. (b) Opinion of Counsel to the Obligors. The Administrative Agent shall have received opinions, dated the Effective Date, of General Counsel of the Borrowers and Subsidiary Guarantors and of Simpson Thacher & Bartlett LLP, special counsel for the Borrowers and Subsidiary Guarantors, in form and substance reasonably satisfactory to the Administrative Agent (and each Obligor hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent). (c) Corporate Documents. The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Obligor, the authorization of the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel. (d) Of ficer ’ s Cer ti ficate . The Administrative Agent shall have received a certificate, dated the Effective Date and signed by the president, a vice president or a Financial Officer of the Parent Borrower, confirming, to the best knowledge of such Person, following due inquiry, compliance with the conditions set forth in clauses (a) (but only in the event that the Parent Borrower intends to request a Borrowing on the Effective Date), (b) and (c) of the first sentence of Section 5.02 (except, in the case of clause (b) thereof, without giving effect to the parenthetical statement therein). (e) Repayment of Existing Indebtedness. The Administrative Agent shall have received evidence that the principal of and interest on, and all other amounts owing in respect of, Indebtedness under the Existing Credit Agreement shall have been (or shall simultaneously be) paid in full, that the commitments to extend credit under the Existing Credit Agreement have been (or shall simultaneously be) canceled or terminated, that letters of credit outstanding thereunder shall have expired or been terminated or shall be Existing Letters of Credit and that all Liens created pursuant thereto have been released. (f) Delivery of Information. The Lenders shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act that have been requested at least five Business Days prior to the Effective Date. (g) Fees and Expense Reimbursement. The payment by the Parent Borrower of such fees and expense reimbursement as the Borrowers shall have agreed in writing to pay to any Lender or the Administrative Agent in connection herewith, including the reasonable and documented fees and expenses of Cahill Gordon & Reindel LLP, New York counsel to JPMCB, in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Loan Documents and the extensions of credit hereunder (to the extent that statements for such fees and expenses have been delivered to the Parent Borrower at least one Business Day prior to the Effective Date). (h) The Administrative Agent shall have received and be satisfied with the lien search results (dated as of a date reasonably satisfactory to the Administrative Agent) of the Parent Borrower and its Restricted Subsidiaries. (i) All governmental and third party approvals reasonably necessary in connection with the financing contemplated hereby and the continuing operations of the Parent Borrower and its Subsidiaries shall have been obtained and be in full force and effect. (j) The Administrative Agent shall have received and be reasonably satisfied with (A) the audited financial statements of the Parent Borrower and its Subsidiaries for the fiscal years ended February 2, 2013, February 1, 2014, and January 31, 2015 and (B) satisfactory unaudited interim consolidated financial statements of the Parent Borrower for each fiscal quarter ended subsequent to the date of the latest financial -55-

statements delivered pursuant to clause (A) of this paragraph (j) and (C) the Borrower’s most recent projected income statement, balance sheet and cash flows prepared on a quarterly basis through January 30, 2016, and on an annual basis through February 1, 2020 (which, in each case, have been received). The Administrative Agent shall notify the Parent Borrower and the Lenders when it determines that this Agreement has become effective, and such notice shall be conclusive and binding. SECTION 5.02. Each Credit Event. The obligation of each Lender to make any Loan, and of each Issuing Lender to issue, amend (if increasing the amount thereof), renew (other than automatic renewals of any Auto-Renewal Letter of Credit) or extend any Letter of Credit, is additionally subject to the receipt of a request therefor in accordance herewith and the satisfaction of the following conditions: (a) the Administrative Agent shall have received a Borrowing Request as required by Article II; (b) the representations and warranties of the Parent Borrower set forth in this Agreement (other than, after the Effective Date, those set forth in Sections 4.04(b) and 4.06(a)) shall be true and correct in all material respects on and as of the date of such Loan or the date of such issuance, amendment, renewal or extension, as applicable; and (c) at the time of and immediately after giving effect to such Loan or such issuance, amendment, renewal or extension, no Default or Event of Default shall have occurred and be continuing. Each Borrowing and each issuance, amendment (if increasing the amount thereof), renewal (other than automatic renewals of any Auto-Renewal Letter of Credit) or extension of any Letter of Credit shall be deemed to constitute a representation and warranty by the Parent Borrower on the date thereof that the conditions specified in the preceding sentence have been satisfied. ARTICLE VI Affirmative Covenants Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full, and all Letters of Credit shall have expired or terminated (or have been cash collateralized or backstopped on terms reasonably satisfactory to each applicable Issuing Lender) and all LC Disbursements shall have been reimbursed, each Obligor (as applicable) covenants and agrees with the Lenders that: SECTION 6.01. Financial Statements, Rating Changes and Other Information. The Parent Borrower will furnish to the Administrative Agent and each Lender (through the Administrative Agent): (a) as soon as available and in any event within 90 days after the end of each fiscal year of the Parent Borrower, the audited consolidated balance sheet and related statements of earnings, shareholders’ equity and cash flows of the Parent Borrower and its Subsidiaries (together with an unaudited reconciliation, reflecting total assets, Inventory, capital expenditures and cash for the Parent Borrower and its Restricted Subsidiaries, on the one hand, and the Unrestricted Subsidiaries, on the other hand) as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by KPMG LLP or another independent registered public accounting firm of recognized national sta nding (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly, in all material respects, the financial condition and results of operations and cash flows of the Parent Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP; (b) as soon as available and in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Parent Borrower, the consolidated balance sheet and related -56-

statements of earnings and cash flows of the Parent Borrower and its Subsidiaries (together with an unaudited reconciliation, reflecting total assets, Inventory, capital expenditures and cash for the Parent Borrower and its Restricted Subsidiaries, on the one hand, and the Unrestricted Subsidiaries, on the other hand) as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for (or, in the case of the balance sheet, as of the end of) the corresponding period or periods of the previous fiscal year, all certified by a Financial Officer of the Parent Borrower as presenting fairly, in all material respects, the financial condition and results of operations and cash flows of the Parent Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP, subject to normal year-end audit adjustments and the absence of certain footnotes; (c) concurrently with any delivery of financial statements under clause (a) or (b) of this Section, a certificate executed by a Financial Officer of the Parent Borrower (i) certifying as to whether, to the best knowledge of such Financial Officer (following due inquiry), a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Section 7.06, and (iii) stating whether any change in GAAP or in the application thereof has been given effect in the preparation of such financial statements that became effective after the date of the audited financial statements referred to in Section 4.04 that affects calculations pursuant to Section 7.06 and has not previously been reported in such a certificate and, if any such not previously reported change has occurred, specifying the effect of such change on the financial statements accompanying such certificate; (d) promptly after any of Moody’s, Fitch or S&P shall have publicly announced a change in the Moody’s Rating, the Fitch Rating or the S&P Rating, as the case may be, written notice of such rating change; and (e) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Parent Borrower or any of its Restricted Subsidiaries, or compliance with the terms of this Agreement and the other Loan Documents, as the Administrative Agent or any Lender through the Administrative Agent may reasonably request. The Parent Borrower’s obligations under clauses (a) and (b) of this Section shall in any event be deemed sufficiently performed if the financial statements referred to therein are delivered by the time required under the applicable clause in such form and content as permitted under the Exchange Act. Documents required to be delivered pursuant to clauses (a) and (b) of this Section (to the extent any such documents are included in materials otherwise filed and publicly available with the Securities and Exchange Commission) shall be deemed to have been delivered on the date on which the Parent Borrower posts such documents on www.sec.gov, or provides a link thereto on the Parent Borrower’s website. Notices required to be delivered pursuant to clause (d) of this Section shall be deemed delivered on the date on which the applicable rating agency posts such notice, or provides a link thereto, on the website of such rating agency. All documents and notices required by this Section shall be deemed sufficiently delivered when posted by the Administrative Agent on the Platform to which each Lender and the Administrative Agent have been granted access. The Parent Borrower represents and warrants that it files its financial statements with the SEC and, accordingly, the Parent Borrower hereby (i) authorizes the Administrative Agent to make the financial statements to be provided under Section 6.01(a) or (b), along with the Loan Documents, available to all Lenders and (ii) agrees that at the time such financial statements are provided hereunder, they shall already have been made available to holders of its securities. The Parent Borrower will not request that any other material be posted to all Lenders without expressly representing and warranting to the Administrative Agent in writing that such materials do not constitute material non-public information or that the Parent Borrower has no outstanding publicly traded securities. In no event shall the Administrative Agent post compliance certificates or budgets to public side lenders. SECTION 6.02. Notices of Material Events. The Parent Borrower will furnish to the Administrative Agent and each Lender (through the Administrative Agent) prompt written notice of the following: (a) the occurrence of any Default; -57-

(b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Parent Borrower or any of its Subsidiaries that could reasonably be expected to result in a Material Adverse Effect; (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, results in, or could reasonably be expected to result in, a Material Adverse Effect; and (d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect. Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Parent Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto. SECTION 6.03. Existence; Conduct of Business. The Parent Borrower will, and will cause each of its Restricted Subsidiaries to, do or cause to be done all things necessary to obtain, preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, authorizations and franchises material to the conduct of its business, except (other than with respect to the Parent Borrower) to the extent that failure to do so, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; provided that the foregoing shall not prohibit any transaction permitted under Section 7.03. SECTION 6.04. Payment of Obligations. The Parent Borrower will, and will cause each of its Restricted Subsidiaries to, pay its obligations, including Tax liabilities, that, if not paid, would reasonably be expected to result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Parent Borrower or such Restricted Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest would not reasonably be expected to result in a Material Adverse Effect. SECTION 6.05. Maintenance of Properties; Insurance. The Parent Borrower will, and will cause each of its Restricted Subsidiaries to, (a) keep and maintain all property material to the conduct of its business in working order and condition sufficient to permit the conduct of business in the ordinary course, ordinary wear and tear excepted, except to the extent that failure to do so, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, and (b) maintain, with financially sound and reputable insurance companies (or with the Parent Borrower’s captive self-insurance Subsidiary or other customary self-insurance, so long as such arrangements are administered in accordance with sound business practices), insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations. SECTION 6.06. Books and Records; Inspection Rights. The Parent Borrower will, and will cause each of its Restricted Subsidiaries to, keep proper books of record and account in such detail as is necessary to allow the delivery of the reports required by Section 6.01, in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities in accordance with and as required by GAAP in all material respects. The Parent Borrower will, and will cause each of its Restricted Subsidiaries to, permit any representatives designated by the Administrative Agent (on its own behalf or as requested by any Lender), upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested (collectively, the “Inspections”); provided that the Parent Borrower shall not be obligated to permit more than one Inspection in any calendar year unless a Default or Event of Default is then continuing or to make available material non-public information to any Person in any respect that would (in the opinion of counsel to the Parent Borrower) violate applicable law, including the Exchange Act. SECTION 6.07. Compliance with Laws. The Parent Borrower will, and will cause each of its Restricted Subsidiaries to, comply with all laws (including ERISA and Environmental Laws) and all rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. -58-

SECTION 6.08. New Specified Subsidiaries to Become Subsidiary Guarantors. With respect to each Subsidiary (other than an Excluded Subsidiary) that becomes a Specified Subsidiary after the Effective Date, the Parent Borrower will (a) within 30 Business Days after such Subsidiary becomes a Specified Subsidiary, cause such Subsidiary to duly execute and deliver to the Administrative Agent a Guarantee Assumption Agreement properly completed for such Subsidiary and in such number of counterparts as may reasonably be requested by the Administrative Agent and (b) deliver to the Administrative Agent within a reasonable time (not exceeding 30 days) after its request therefor, such proof of corporate action, incumbency of officers, opinions of counsel and other documents consistent with those delivered by the Subsidiary Guarantors pursuant to Section 5.01 on the Effective Date as may reasonably be requested by the Administrative Agent. Subject to Section 3.11, nothing in this Agreement shall obligate the Administrative Agent or the Lenders to release or terminate the Guarantee under Article III of this Agreement or any Guarantee Assumption Agreement of any Subsidiary Guarantor which ceases to be a Specified Subsidiary. SECTION 6.09. Designation of Subsidiaries. The Parent Borrower may designate any Restricted Subsidiary to be an Unrestricted Subsidiary if that designation would not cause a Default or Event of Default (and so long as no Default or Event of Default is then continuing); provided that the Parent Borrower may not designate a Subsidiary as Unrestricted if it owns any Equity Interests or Indebtedness of, or owns or holds a Lien on, any assets of the Parent Borrower or any Restricted Subsidiary (other than the Subsidiary to be so designated) and after giving pro forma effect to such designation, the Parent Borrower would have been in compliance with Section 7.06 as of the last day of the Measurement Period most recently then ended. If, at any time, any Unrestricted Subsidiary would fail to meet the preceding requirements as an Unrestricted Subsidiary, it will thereafter cease to be an Unrestricted Subsidiary for purposes of this Agreement and any Indebtedness, Liens or Investments of such Subsidiary will be deemed to be incurred by a Restricted Subsidiary of the Parent Borrower as of such date and, if such Indebtedness, Liens or Investments is not permitted to be incurred as of such date under the terms of this Agreement, the Parent Borrower will be in default of such covenant. The Parent Borrower may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary of the Parent Borrower; provided that such designation will be deemed to be an incurrence of Indebtedness, Liens and Investments by a Restricted Subsidiary of the Parent Borrower of any outstanding Indebtedness of such Unrestricted Subsidiary, and such designation will only be permitted if (x) such Indebtedness, Liens and Investments are permitted under the terms of this Agreement, calculated on a pro forma basis as if such designation had occurred at the beginning of the applicable Measurement Period and (y) no Default or Event of Default would be in existence following such designation. ARTICLE VII Negative Covenants Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full, and all Letters of Credit have expired or terminated (or have been cash collateralized or backstopped on terms reasonably satisfactory to each applicable Issuing Lender) and all LC Disbursements shall have been reimbursed, each Obligor (as applicable) covenants and agrees with the Lenders that: SECTION 7.01. Subsidiary Indebtedness. The Parent Borrower will not permit any Restricted Subsidiary that is not an Obligor to create, incur, assume or permit to exist any Indebtedness, except: (a) obligations under the Loan Documents; (b) any other Indebtedness existing on the Effective Date and described in Schedule 7.01 (and any Indebtedness that may be incurred after the Effective Date under commitments to extend such Indebtedness available on the Effective Date and so described), and Indebtedness the proceeds of which are used solely to refinance such Indebtedness; (c) Indebtedness incurred solely to finance the acquisition of real property or the acquisition or construction of other fixed or capital assets by the Parent Borrower or any Restricted Subsidiary, including Capital Lease Obligations, and any Indebtedness of such Restricted Subsidiary the proceeds of which are used solely to refinance such Indebtedness, in an aggregate principal amount not to exceed $100,000,000 in -59-

any fiscal year of the Parent Borrower and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof; provided that (A) the aggregate principal amount of any such Indebtedness does not exceed the cost of acquisition of such real property or other capital assets and (B) if such Indebtedness is secured, the Liens resulting therefrom are permitted under Section 7.02(c) or (d); (d) business; Indebtedness in respect of trade bank acceptance drafts incurred in the ordinary course of (e) business; current liabilities, other than for borrowed money, incurred in the ordinary course of (f) Indebtedness of any Restricted Subsidiary owing to the Parent Borrower or any other Restricted Subsidiary; (g) Obligations under Hedging Agreements entered into on a non-speculative basis; provided that, at the time that such Hedging Agreements are entered into, the Parent Borrower is in pro forma compliance with Section 7.06; (h) Guarantees of Indebtedness incurred in connection with Permitted Joint Ventures; provided that, at the time that such Guarantees are entered into, the Parent Borrower is in pro forma compliance with Section 7.06; (i) Indebtedness of (A) a Person that becomes a Restricted Subsidiary of the Parent Borrower to the extent such Indebtedness exists at the time such Person becomes a Restricted Subsidiary and is not created in contemplation of or in connection with such Person becoming a Restricted Subsidiary and (B) a Restricted Subsidiary to the extent such Indebtedness is assumed in connection with an acquisition or investment made by such Restricted Subsidiary and is not created in contemplation of such acquisition or investment; provided, however, that such Indebtedness shall not be guaranteed by any other Restricted Subsidiary; and (j) other Indebtedness of Restricted Subsidiaries that are not Obligors, provided that, as of the Effective Date and as of the time any Indebtedness is created, incurred or assumed in reliance on this clause (j), the aggregate principal amount of all Indebtedness outstanding in reliance on this clause (j) (together with the aggregate principal amount of any such Indebtedness to be created, incurred or assumed in reliance on this clause (j)) does not exceed the greater of (i) $2,000,000,000 and (ii) the maximum amount of such Indebtedness that can be incurred subject to compliance with a Priority Debt Ratio of 2.50 to 1.00 as of the Effective Date or as of the date such Indebtedness is created, incurred or assumed, as applicable. SECTION 7.02. Liens. The Parent Borrower will not, nor will it permit any of its Restricted Subsidiaries to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except: (a) Liens existing on the Effective Date and described on Schedule 7.02, and Liens on the same property (or, if such Lien attaches to a type or class of property of any Person, on the same type or class of property of such Person) securing any extension, renewal, refinancing, refunding or replacement of the liability secured by such Liens that do not increase the outstanding principal amount thereof; (b) deposits or pledges, or cash collateral given to any financial institution that has issued a letter of credit, to secure payment of workers’ compensation, unemployment insurance, old age pensions or other social security or employee benefit obligations, daylight overdraft exposure or ACH obligations, or liabilities under or in respect of self-insurance programs, in each case in the ordinary course of business of the Parent Borrower and its Restricted Subsidiaries; -60-

(c) Liens created or assumed in connection with the acquisition of real property by the Parent Borrower or any Restricted Subsidiary, and Liens securing Indebtedness and related obligations incurred by the same Obligor to extend, renew, refinance, refund or replace any such Indebtedness or obligations so long as the outstanding principal amount thereof is not increased; provided that the aggregate principal amount of Indebtedness incurred during any fiscal year of the Parent Borrower and secured by Liens incurred pursuant to this clause (c) and clause (d) below shall not exceed $100,000,000; provided, further, that such Liens attach only to the property acquired and secure only Indebtedness incurred solely to finance the acquisition of such property, and Liens on the same property securing any Indebtedness the proceeds of which are used solely to refinance such Indebtedness; (d) Liens securing Indebtedness and related obligations incurred to finance the acquisition or construction of fixed or capital assets not constituting real property or to reimburse the Parent Borrower or a Restricted Subsidiary for expenditures made to acquire or construct such capital assets, and Liens securing Indebtedness and related obligations incurred by the same Obligor to extend, renew, refinance, refund or replace any such Indebtedness or obligations so long as the outstanding principal amount thereof is not increased; provided that the aggregate principal amount of Indebtedness incurred during any fiscal year of the Parent Borrower and secured by Liens permitted by this clause (d) and clause (c) above shall not exceed $100,000,000; provided, further, that such Liens attach only to such capital assets and the proceeds thereof; (e) Liens securing Indebtedness and related obligations of any Restricted Subsidiary which became a Restricted Subsidiary after the Effective Date if such Indebtedness and Liens were outstanding prior to the time it became a Restricted Subsidiary and not incurred in contemplation of its becoming a Restricted Subsidiary, and Liens on the same property (or, if such Lien attaches to a type or class of property of any Person, on the same type or class of property of such Person) securing Indebtedness and related obligations incurred by the same obligor to extend, renew, refinance, refund or replace such Indebtedness or obligations so long as the outstanding principal thereof is not increased; (f) Permitted Encumbrances; (g) cash collateral given to any financial institution that has issued a trade bank acceptance draft in the ordinary course of business of the Parent Borrower and its Restricted Subsidiaries; (h) Liens created under the Loan Documents; and (i) Liens securing other liabilities; provided that, as of the Effective Date and as of the time any Lien securing any obligations is created, incurred or assumed in reliance on this clause (i), the aggregate principal amount of all liabilities secured by Liens in reliance on this clause (i) (together with the aggregate principal amount of all liabilities secured by such Lien to be created, incurred or assumed in reliance on this clause (i)) does not exceed the greater of (i) $2,000,000,000 and (ii) the maximum amount of such Indebtedness that can be incurred subject to compliance with a Priority Debt Ratio of 2.50 to 1.00 as of the Effective Date or as of the date any such Lien is created, incurred or assumed, as applicable. Notwithstanding the foregoing, the Obligors shall not and shall not permit any Restricted Subsidiary to incur any Liens on Inventory except in reliance on clauses (e) or (f) above. SECTION 7.03. Fundamental Changes. Mergers, Consolidations, Sales of Assets, Etc. (i) The Parent Borrower will not, and will not permit any other Obligor to, merge with or into or consolidate with (collectively, “merge” or a “merger”) any other Person, or permit any other Person to merge with or into it, or liquidate or dissolve; provided that, if at the time thereof and immediately after giving effect thereto no Default or Event of Default shall have occurred and be continuing, (A) any Subsidiary Guarantor may merge into a Borrower in a transaction in which a Borrower is the surviving entity; (B) any Subsidiary Guarantor may merge with or into any other Person (including in connection with any acquisition) in a transaction in which the surviving entity is, -61-

or concurrently with the consummation of such merger becomes, a Subsidiary Guarantor; (C) any Obligor (other than the Parent Borrower) may be disposed of pursuant to a merger with or into another Person so long as such disposition does not violate clause (ii) below; (D) any Subsidiary Guarantor may liquidate or dissolve if the Parent Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Parent Borrower and is not materially disadvantageous to the Lenders; (E) the Borrower that is not the Parent Borrower may merge with or into the Parent Borrower or a Subsidiary Guarantor and (F) the Parent Borrower may merge with or into any other Person organized under the laws of the United States of America or any State thereof, provided that (1) the Parent Borrower is the surviving entity or (2) if the surviving entity is not the Parent Borrower, then (x) the surviving entity assumes all of the Parent Borrower’s obligations under this Agreement and the other Loan Documents pursuant to an agreement reasonably satisfactory to the Administrative Agent and (y) the Lenders shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, with respect to such surviving entity, and provided, further, that on the date of consummation of any such merger, the Parent Borrower shall deliver to the Administrative Agent a certificate executed by a Financial Officer of the Parent Borrower demonstrating that the Parent Borrower would be in pro forma compliance with Section 7.06 as of the last day of the fiscal quarter then most recently ended (determined as if such merger, and any related incurrence of Indebtedness, had occurred on the first day of the period of four consecutive fiscal quarters ending on such last day). (ii) The Parent Borrower will not, and will not permit any of its Restricted Subsidiaries to, sell, transfer, lease, license or otherwise dispose of (in one transaction or in a series of transactions, and whether directly or through any merger or consolidation) assets (other than sales of Inventory in the ordinary course of business) constituting, in the aggregate, 50% or more of the consolidated assets of the Parent Borrower and the Subsidiaries, as calculated on a book value basis. (b) Lines of Business. The Parent Borrower will not, and will not permit any of its Restricted Subsidiaries to, engage to any material extent in any business substantially different from businesses of the type conducted by the Parent Borrower and its Restricted Subsidiaries on the Effective Date and businesses reasonably related, complementary, synergistic or ancillary thereto or reasonable extensions thereof. SECTION 7.04. Restrictive Agreements. The Parent Borrower will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (collectively, “Restrictions”) (a) the ability of any Obligor to create, incur or permit to exist a first priority Lien upon any of its Inventory securing its obligations hereunder, (b) the ability of any Restricted Subsidiary to pay dividends or similar distributions with respect to any shares of its capital stock (or similar Equity Interests) or to make or repay loans or advances to an Obligor or (c) the ability of any wholly-owned Domestic Subsidiary (other than an Excluded Subsidiary) to Guarantee any of the Guaranteed Obligations; provided that: (i) the foregoing shall not apply to (A) Restrictions imposed by law, rule, regulation or order or by this Agreement or any other Loan Document, (B) Restrictions existing on the date hereofEffective Date identified on Schedule 7.04 (but shall apply to any amendment or modification expanding the scope of any such Restrictions), (C) Restrictions imposed by any agreement by which any Restricted Subsidiary is bound at the time such Restricted Subsidiary became a Restricted Subsidiary, so long as such agreement was in effect at the time of such acquisition and was not created in contemplation of such acquisition and such Restrictions only apply to such Subsidiary (but shall apply to any amendment or modification expanding the scope of any such Restriction), (D) customary Restrictions contained in agreements relating to the sale of a Restricted Subsidiary or assets pending such sale, provided that (1) such Restrictions apply only to the Restricted Subsidiary or assets to be sold and (2) such sale is permitted hereunder, (E) Restrictions on cash or other deposits under contracts entered into in the ordinary course of business, (F) in the case of any Restricted Subsidiary that is not a wholly-owned Subsidiary of the Parent Borrower, Restrictions imposed by its organizational documents or any related joint venture or similar agreement, provided that such Restrictions apply only to such Restricted Subsidiary and to any Equity Interests in such Restricted Subsidiary, and (G) Restrictions customarily contained in lease agreements or agreements not relating to Indebtedness, in each case, entered into by the Parent Borrower or any Subsidiary in the ordinary course of business; and -62-

(ii) clause (a) of the foregoing shall not apply to (A) Restrictions imposed by any agreement relating to Indebtedness permitted by this Agreement incurred after the Effective Date to finance the acquisition of particular assets (and any agreement relating to any refinancing of such Indebtedness, so long as the aggregate principal amount of such refinancing Indebtedness does not exceed the then outstanding aggregate principal amount of such original Indebtedness), so long as such Restrictions apply only to such assets (other than Inventory and Receivables), (B) Restrictions imposed by any agreement relating to Indebtedness permitted by this Agreement, provided that neither the Parent Borrower nor any Domestic Subsidiary may create, incur or permit to exist any Lien securing the Indebtedness under such agreement unless the Indebtedness under this Agreement is equally and ratably secured thereby on terms reasonably satisfactory to the Administrative Agent, and (C) customary provisions in leases and other contracts restricting the assignment thereof. SECTION 7.05. Transactions with Affiliates. The Parent Borrower will not, and will not permit any of its Restricted Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) at prices and on terms and conditions not less favorable to the Parent Borrower or such Restricted Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties and (b) transactions between or among the Parent Borrower and its Restricted Subsidiaries not involving any other Affiliate, which would not otherwise violate the provisions of any of the Loan Documents, and (c) other transactions otherwise permitted under this Agreement. SECTION 7.06. Certain Financial Covenants. (a) Total Leverage Ratio. The Parent Borrower will not permit the Total Leverage Ratio, as of the last day of any Measurement Period, to exceed 4.003.50 to 1.00. (b) Coverage Ratio. The Parent Borrower will not permit the Coverage Ratio, as of the last day of any Measurement Period, to be less than 2.50 to 1.00. SECTION 7.07. Restricted Payments. The Parent Borrower will not, and will not permit any Restricted Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except: (i) each Restricted Subsidiary may declare and pay dividends with respect to its capital stock in additional shares of its common stock; (ii) each Restricted Subsidiary may declare and pay dividends with respect to its capital stock in cash or in other property (other than Inventory) to the Parent Borrower or any other Restricted Subsidiary; (iii) the Parent Borrower may declare and pay dividends with respect to its capital stock in cash or in other property (other than Inventory); and (iv) the Parent Borrower may repurchase its Equity Interests; provided that, in the case of any Restricted Payment made pursuant to clauses (iii) or (iv) of this Section 7.07, at the time such Restricted Payment is made, the Parent Borrower is in pro forma compliance with Section 7.06. SECTION 7.08. Investments, Loans and Advances. The Parent Borrower and its Restricted Subsidiaries will not purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly-owned Subsidiary prior to such merger) any capital stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit (the foregoing collectively referred to as “Investments”); provided that the foregoing shall not apply to (a) Permitted Investments, (b) Investments in Permitted Joint Ventures; provided that at the time that commitments to make such Investments become binding, (x) no Default or Event of Default exists or would result from the making of such Investment and (y) the Parent Borrower is in pro forma compliance with Section 7.06, and (c) any o ther Investment so long as, at the time of such Investment, the Parent Borrower is in pro forma compliance with Section 7.06. SECTION 7.09. Use of Proceeds. The Borrowers will use the proceeds of the Loan, and the Letters of Credit will be used, for working capital needs and general corporate purposes (including, in the case of the Loans, to repay existing Indebtedness) in compliance with all applicable legal and regulatory requirements. The Parent Borrower will not request any Loan or Letter of Credit, and the Borrowers shall not use, and shall procure that the -63-

Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Loan or Letter of Credit (A) in violation of any Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, to the extent such activities, businesses or transaction would be prohibited by Sanctions if conducted by a corporation incorporated in the United States or in a European Union member state or (C) in any manner that would be expected to result in the violation of any Sanctions applicable to any party hereto. ARTICLE VIII Events of Default If any of the following events (“Events of Default”) shall occur: (a) the Borrowers shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise; (b) the Borrowers shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or under any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of more than three Business Days; (c) any representation or warranty made or deemed made by or on behalf of the Parent Borrower or any other Obligor in or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof, or any waiver hereunder or thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof, or any waiver hereunder or thereunder, shall prove to have been incorrect in any material respect when made or deemed made; (d) any Obligor shall fail to observe or perform any covenant, condition or agreement contained in Section 6.02(a), 6.03 (with respect to the Parent Borrower’s existence) or 6.09 or in Article VII; (e) any Obligor shall fail to observe or perform any covenant, condition or agreement contained in this Agreement or any other Loan Document (other than those specified in clause (a), (b) or (d) of this Article) and such failure shall continue unremedied for a period of 30 or more days after written notice thereof from the Administrative Agent or the Required Lenders to the Parent Borrower; (f) the Parent Borrower or any of its Restricted Subsidiaries shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable (after giving effect to any grace period applicable thereto); provided that any such failure with respect to any Indebtedness that is being contested in good faith by appropriate proceedings shall not constitute an Event of Default as long as the Parent Borrower’s or such Restricted Subsidiary’s title to any substantial part of its property is not materially adversely affected, its use of such property in the ordinary course of its business is not materially interfered with and adequate reserves with respect thereto have been set aside on its books in conformity with GAAP; (g) any event or condition occurs that results in any Material Indebtedness (i) becoming due or required to be prepaid, repurchased, redeemed or defeased or (ii) in the case of any Hedging Agreement, terminated, in each case, prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness (other than in respect of any Hedging Agreement) or any trustee or agent on its or their behalf, to cause any such Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to (A) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness or (B) any Indebtedness that becomes due as a result of a voluntary refinancing thereof by the Parent -64-

Borrower or any of its Restricted Subsidiaries or, in the case of any Indebtedness in respect of a Hedging Agreement, a voluntary termination thereof by the Parent Borrower or any of its Restricted Subsidiaries; (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Parent Borrower or any of its Subsidiaries or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Parent Borrower or any of its Subsidiaries or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for a period of 60 or more days or an order or decree approving or ordering any of the foregoing shall be entered; (i) the Parent Borrower or any of its Subsidiaries shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Parent Borrower or any of its Subsidiaries or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding or (v) make a general assignment for the benefit of creditors; (j) one or more judgments for the payment of money in an aggregate amount in excess of $75,000,000 shall be rendered against the Parent Borrower or any of its Restricted Subsidiaries or any combination thereof and the same shall remain undischarged for a period of 60 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Parent Borrower or any of its Restricted Subsidiaries to enforce any such judgment; (k) an ERISA Event shall have occurred that when, taken together with all other ERISA Events that have occurred, would reasonably be expected to result in a Material Adverse Effect; or (l) a Change in Control shall occur; then, and in every such event (other than an event with respect to the Parent Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Parent Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole, and thereupon the principal of the Loans, together with accrued interest thereon and all fees and other obligations of the Obligors accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Obligor; and in case of any event with respect to the Parent Borrower described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Obligors accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Obligor. ARTICLE IX Agency SECTION 9.01. Administrative Agent. Each of the Lenders and the Issuing Lenders hereby irrevocably appoints the entity named as Administrative Agent in the heading of this Agreement and its successors to serve as Administrative Agent under the Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for -65-

the benefit of the Administrative Agent, the Lenders and the Issuing Lenders, and neither the Parent Borrower nor any other Obligor shall have rights as a third party beneficiary of such provisions. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender, an Issuing Lender or a Swingline Lender as any other Lender, Issuing Lender or Swingline Lender and may exercise the same as though it were not the Administrative Agent, and such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Parent Borrower or any of its Subsidiaries or other Affiliates as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders, the Issuing Lenders or the Swingline Lenders. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties thereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent: (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing (and it is understood and agreed that the use of the term “agent” (or any other similar term) in this Agreement or any other Loan Document with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law, and that such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties); (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in Section 10.02); provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or be contrary to any Loan Document or applicable law; and (c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Parent Borrower or any of its Subsidiaries or other Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in Section 10.02) or (ii) in the absence of its own gross negligence or willful misconduct (with such absence to be presumed unless otherwise determined by a court of competent jurisdiction in a final and nonappealable judgment). The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice describing such Default is given to the Administrative Agent by the Parent Borrower, a Lender, an Issuing Lender or a Swingline Lender. The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (a) any statement, warranty or representation made or deemed made in or in connection with this Agreement or any other Loan Document, (b) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (c) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document or the occurrence of any Default, (d) the sufficiency, validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (e) the satisfaction of any condition set forth in Article V or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. Notwithstanding anything herein to the contrary, the Administrative Agent shall not have any liability arising from any confirmation of the Revolving Credit Exposure or the component amounts thereof. -66-

The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the signatory, sender or authenticator thereof). The Administrative Agent also may rely upon, and shall not incur any liability for relying upon, any statement made to it orally or by telephone and believed by it to have been made by the proper Person (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being maker thereof), and may act upon any such statement prior to receipt of written confirmation thereof. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or amendment of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender or such Issuing Lender unless the Administrative Agent shall have received notice to the contrary from such Lender or such Issuing Lender sufficiently prior to the making of such Loan o r the issuance, extension, renewal or amendment of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for an Obligor), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub -agents. The Administrative Agent may at any time give notice of its resignation to the Lenders, the Issuing Lenders and the Parent Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, with the consent of the Parent Borrower (such consent not to be unreasonably withheld, or required if an Event of Default under clauses (a), (b), (h) or (i) of Article VIII has occurred and is continuing), to appoint a successor, which shall be a bank with an office in the United States of America, or an Affiliate of any such bank. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of the Lenders and the Issuing Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above, provided that if the Administrative Agent shall notify the Parent Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (a) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (b) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and each Issuing Lender directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this paragraph. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this paragraph). The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Parent Borrower and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article and Sections 2.17(e) and 10.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent. Each Lender, each Issuing Lender and each Swingline Lender acknowledges that it has, independently and without reliance upon the Administrative Agent, any other Lender, any Issuing Lender, any Swingline Lender or any -67-

Arranger or any of their Related Parties, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender, each Issuing Lender and each Swingline Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, any other Lender, any Issuing Lender, any Swingline Lender or any Arranger or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. Each Lender, each Issuing Lender and each Swingline Lender, by delivering its signature page to this Agreement on the Effective Date, or delivering its signature page to an Assignment and Assumption or an agreement to provide a new Commitment pursuant to Section 2.09(e)(ii)(B) pursuant to which it shall become a Lender hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, this Agreement and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Lenders on the Effective Date. SECTION 9.02. Bookrunners, Etc.Anything herein to the contrary notwithstanding, none of the Arrangers, the Syndication Agents and the Documentation AgentAgents listed on the cover page hereof shall have any duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender, an Issuing Lender or a Swingline Lender hereunder, but shall have the benefit of the indemnities provided for hereunder. ARTICLE X Miscellaneous SECTION 10.01. Notices. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone or e-mail (and except as provided in paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, as follows: (i) if to the Parent Borrower or any other Obligor, to it at Dillard’s, Inc., 1600 Cantrell Road, Little Rock, Arkansas 72201, Attention: Sherrill Wise, Treasurer (Telecopy No. (501) 399.7245) with a copy to the General Counsel (Telecopy No. (501) 376.5031); (ii) if to the Administrative Agent, the Issuing Lender or the Swingline Lender to JPMorgan Chase Bank, N.A., 2200 Ross Avenue, 9th Floor, Dallas, Texas 75201, Attention: Brandon Williams (Telecopy No. (844) 490.5663); and (iii) Questionnaire. if to a Lender, to it at its address (or fax number or e-mail) set forth in its Administrative Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by fax shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications shall be effective as provided in said paragraph (b). (b) Electronic Communications. Notices and other communications to the Lenders and the Issuing Lenders hereunder may be delivered or furnished by electronic communications (including e-mail and Internet and intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices under Article II to any Lender or Issuing Lender if such Lender or Issuing Lender, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Parent Borrower may, in its discretion, agree to accept notices and -68-

other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return email or other written acknowledgement), and notices or communications posted to an Internet or intranet website to the extent provided in this paragraph shall be deemed received upon the deemed receipt by the intended recipient, at its email address as described above, of notification that such notice or communication is available and identifying the website address therefor, provided that, in each case, if such e-mail is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient. (c) Change of Address, Etc. Any party hereto may change its address, fax number or email address for notices and other communications hereunder by notice to the other parties hereto (or, in the case of any such change by a Lender, by notice to the Parent Borrower and the Administrative Agent). (d) Platform. The Parent Borrower and the other Obligors agree that the Administrative Agent may, but shall not be obligated to, make any Communication by posting such Communication on Debt Domain, Intralinks, Syndtrak, ClearPar or a substantially similar electronic transmission system (the “Platform”). The Platform is provided “as is” and “as available.” Neither the Administrative Agent nor any of its Related Parties warrants, or shall be deemed to warrant, the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made, or shall be deemed to be made, by the Administrative Agent or any of its Related Parties in connection with the Communications or the Platform. In no event shall the Administrative Agent or any of its Related Parties have any liability to the Obligors, any Lender, any Issuing Lender or any other Person for damages of any kind, including, without limitation, direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of any Obligor’s or the Administrative Agent’s transmission of communications through the Platform. SECTION 10.02. Waivers; Amendments. (a) No Deemed Waivers; Remedies Cumulative. No failure or delay by the Administrative Agent, any Issuing Lender or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Lenders and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by any Obligor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the execution and delivery of this Agreement, the making of a Loan or the issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or any Issuing Lender may have had notice or knowledge of such Default at the time. (b) Amendments. Except as provided for in Sections 2.09 and 2.20, neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Parent Borrower and the Required Lenders or by the Parent Borrower and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall: (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement outstanding to any Lender or reduce the rate of interest thereon (except in connection with the waiver of applicability of any post-default -69-

increase in interest rates pursuant to Section 2.13(d)), or reduce any fees payable to any Lender hereunder, without the written consent of such Lender, (iii) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement outstanding to any Lender, or any interest thereon, or any fees payable to any Lender hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment of any Lender, without the written consent of such Lender, (iv) change Section 2.18(b), 2.18(c) or 2.18(d) in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender directly and adversely affected thereby, (v) change any of the provisions of this Section or the percentage in the definition of the term “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender directly and adversely affected thereby, or (vi) release all or substantially all of the Subsidiary Guarantors from their guarantee obligations under Article III without the written consent of each Lender, and provided, further, that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, any Issuing Lender or any Swingline Lender hereunder without the prior written consent of the Administrative Agent, such Issuing Lender or such Swingline Lender, as the case may be. Notwithstanding the foregoing (but subject to the immediately preceding proviso), (A) any amendment of the definition of the term “Applicable Rate” pursuant to the last sentence of such definition shall require only the writte n consent of the Parent Borrower and the Required Lenders, (B) no consent with respect to any amendment, waiver or other modification of this Agreement shall be required of any Defaulting Lender, except with respect to any amendment, waiver or other modification referred to in clause (i), (ii) or (iii) of the first proviso of this paragraph and then only in the event such Defaulting Lender shall be directly affected by such amendment, waiver or other modification, (C) the Administrative Agent may enter into one or more security agreements (including mortgages and pledge agreements) in connection with any grant of a security interest securing Indebtedness under this Agreement as contemplated by Sections 7.02(h) and 7.04 without the consent of any Lender and (D) this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Parent Borrower (x) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share in the benefits of this Agreement and the other Loan Documents and (y) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders. Notwithstanding the foregoing, the Parent Borrower, Administrative Agent and the Issuing Lenders may (i) reallocate the LC Sublimits among the Issuing Lenders without any further action or consent of any other par ty to any Loan Document and (ii) the Parent Borrower, Administrative Agent and any Issuing Lender may agree to increase or decrease the LC Sublimit of such Issuing Lender. The Administrative Agent shall promptly confirm to the Parent Borrower, the Issuing Lenders and the Lenders the amount and the effective date of the revised sublimits. (c) Administrative Agent Execution. The Administrative Agent may, but shall have no obligation to, with the written concurrence of any Lender, execute amendments, waivers or other modifications on behalf of such Lender. Any amendment, waiver or other modification effected in accordance with this Section 10.02 shall be binding upon each Person that is at the time thereof a Lender and each Person that subsequently becomes a Lender. SECTION 10.03. Expenses; Indemnity; Damage Waiver. (a) Costs and Expenses. The Borrowers shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent, the Arrangers, the Documentation AgentAgents, the Syndication Agents and each of their respective Affiliates (including the reasonable fees, charges and disbursements of one firm of counsel for the -70-

foregoing), in connection with the syndication of the credit facility provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by any Issuing Lender in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by the Administrative Agent, any Issuing Lender or any Lender (including the reasonable fees, charges and disbursements of one firm of counsel (and one firm of local counsel in each applicable jurisdiction) for the Administrative Agent, the Issuing Lenders and the Lenders and of any separate counsel (including local counsel) that may be required in light of any conflicting interests among the foregoing parties) in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. (b) Indemnification by the Obligors. The Obligors shall, jointly and severally, indemnify the Administrative Agent (and any sub-agent thereof), the Arrangers, the Documentation AgentAgents, the Syndication Agents, each Lender and each Issuing Lender, and each Affiliate of any of the foregoing Persons and their respective officers, directors, employees, advisors and agents (each such Person being called an “Indemnitee”), against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the reasonable and reasonably documented fees, charges and disbursements of counsel for the Indemnitees and of any separate counsel that may be required in light of any conflicting interests among Indemnitees), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Parent Borrower or any other Obligor arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by any Issuing Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) as relates to any of the foregoing, any actual or alleged presence or Release of Hazardous Materials on or from any property owned or operated by the Parent Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Parent Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Parent Borrower or any other Obligor, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the bad faith, gross negligence or willful misconduct or material breach of any obligation under any Loan Document of such Indemnitee or any of its Controlled Affiliates, Persons under common Control or Controlling Persons, or any of their respective officers, directors, employees, agents or advisors or (y) do not result from an act or omission of the Parent Borrower or any of its Affiliates and have been brought by such Indemnitee against any other Indemnitee (other than any claims against such Indemnitee in its capacity or in fulfilling its role as an Arranger, Agent, Issuing Lender, Swingline Lender or any similar role hereunder). (c) Reimbursement by Lenders. To the extent that the Obligors for any reason fail to indefeasibly pay any amount required under paragraph (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), an Issuing Lender, a Swingline Lender or an Arranger, or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), such Issuing Lender or such Swingline Lender, or such Related Party, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), such Issuing Lender or such Swingline Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), such Issuing Lender or such Swingline Lender in connection with such capacity. The obligations of the Lenders under this paragraph are several obligations. -71-

(d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, no party hereto shall assert, and each party hereby waives, any claim against any other party hereto, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof, provided that nothing in this sentence shall diminish the obligations of any Obligor under paragraphs (a) or (b) of this Section or any other expense reimbursement or indemnity obligations of any Obligor set forth herein. No Indemnitee shall be liable for any damages arising from the use by any recipient of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems, except to the extent they are determined by a final and non-appealable judgment of a court of competent jurisdiction to have resulted from the bad faith, willful misconduct or gross negligence of such Indemnitee or any of its Controlled Affiliates, Persons under common Control or Controlling Persons, or any of their respective officers, directors, employees, agents or advisors, or for any special, indirect, consequential or punitive damages in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby. (e) Payments. All amounts due under this Section shall be payable promptly after written demand therefor. SECTION 10.04. Successors and Assigns. (a) Assignments Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of an Issuing Lender that issues any Letter of Credit), except that (i) other than as expressly provided in Section 7.03(a)(i), the Parent Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Parent Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of an Issuing Lender that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section), the Arrangers, the Documentation AgentAgents, the Syndication Agents and, to the extent expressly contemplated hereby, the sub-agents of the Administrative Agent and the Related Parties of each of the Administrative Agent, the Issuing Lenders and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. (i) Assignments Generally. Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of: (A) the Parent Borrower; provided that (x) no consent of the Parent Borrower shall be required for an assignment to a Lender or if an Event of Default described in any of clauses (a), (b), (h) or (i) of Article VIII has occurred and is continuing and (y) the Parent Borrower shall be deemed to have consented to any assignment unless it shall object thereto by written notice (which may be by e-mail) to the Administrative Agent within 10 Business Days after delivery of a written request for its consent to such assignment (which delivery shall be by a nationally recognized overnight courier or, if delivered to each of the General Counsel and the Treasurer of the Parent Borrower, by .pdf file or similar electronic transmission); (B) the Administrative Agent; provided that no consent of the Administrative Agent shall be required for an assignment of all or any portion of the Commitments or Syndicated Loans to a Lender or an Affiliate of a Lender; (C) each Issuing Lender; and -72-

(D) each Swingline Lender. (ii) conditions: Certain Conditions to Assignments. Assignments shall be subject to the following additional (A) except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Parent Borrower and the Administrative Agent otherwise consent, provided that no such consent of the Parent Borrower shall be required if an Event of Default described in any of clauses (a), (b), (h) or (i) of Article VIII has occurred and is continuing; (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement; provided that this clause (B) shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender’s rights and obligations solely in respect of Syndicated Loans (and not Loans of any other Class) or of Loans of any Class (other than Syndicated Loans); (C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; and (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Parent Borrower and its Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws. (iii) Effectiveness of Assignments. Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 10.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section. (iv) Maintenance of Register. The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrowers, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent, the Issuing Lenders and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers, any Issuing Lender and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (v) Acceptance of Assignments by Administrative Agent. Upon its receipt of (x) a duly completed Assignment and Assumption executed by an assigning Lender and an assignee or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to a Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants), the assignee’s completed -73-

Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Section 2.05(c), 2.06(e), 2.06(f), 2.07(b), 2.18(d) or 10.03(c), the Administrative Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph. Each assigning Lender and the assignee, by its execution and delivery of an Assignment and Assumption, shall be deemed to have represented to the Administrative Agent that all written consents required by this Section with respect thereto (other than the consent of the Administrative Agent) have been obtained and that such Assignment and Assumption is otherwise duly completed and in proper form (it being acknowledged that the Administrative Agent shall have no duty or obligation (and shall incur no liability) with respect to obtaining (or confirming the receipt) of any such written consent or with respect to the form of (or any defect in) such Assignment and Assumption, any such duty and obligation being solely with the assigning Lender and the assignee), and each assignee, by its execution and delivery of an Assignment and Assumption, shall be deemed to have represented to the assigning Lender and the Administrative Agent that such assignee is an Eligible Assignee. (c) Participations. (i) Participations Generally. Any Lender may, without the consent of any Obligor, the Administrative Agent, any Issuing Lender or any Swingline Lender, sell participations to one or more Eligible Assignees (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Obligors, the Administrative Agent, the Issuing Lenders and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 10.02(b) that directly and adversely affects such Participant. Subject to paragraph (c)(ii) of this Section, the Obligors agree that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 (subject to the requirements and limitations therein, including the requirements under Sections 2.17(f) and 2.17(g) (it being understood that the documentation required under Sections 2.17(f) and 2.17(g) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender, provided that such Participant agrees to be subject to Section 2.18(d) as though it were a Lender. Each Lender selling participations shall keep a register (the “Participant Register”) in which it shall record the name and address of each Participant to which such Lender sells participations and the amount and terms of such participations, acting for this purpose as a non-fiduciary of the Borrowers; provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, Letters of Credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (ii) Limitations on Rights of Participants. A Participant shall not be entitled to receive any greater payment under Section 2.15 or 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant except to the extent that such entitlement to a greater payment results from a Change in Law after the Participant acquired the applicable participation. -74-

(d) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank or other central banking authority, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. SECTION 10.05. Survival. All covenants, agreements, representations and warranties made by the Obligors herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the other Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, any Issuing Lender, any Lender or any Affiliate of any of the foregoing may have had notice or knowledge of any Default or incorrect representation or warranty at the time any Loan Document is executed and delivered or any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any LC Exposure is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.15, 2.16, 2.17, 2.18(f), 3.03 and 10.03 and Article IX shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof. SECTION 10.06. Counterparts; Integration; Effectiveness; Electronic Execution. (a) Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent or any Issuing Lender, constitute the entire contract between and among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof, including the commitments of the Lenders and, if applicable, their Affiliates under any commitment letter entered in connection herewith (but do not supersede any provisions of any separate letter agreements with respect to fees payable to the Administrative Agent or any Issuing Lender). Except as provided in Section 5.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page to this Agreement by facsimile (or other electronic transmission) shall be effective as delivery of a manually executed counterpart of this Agreement. (b) Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signature s in any form or format without its prior written consent. SECTION 10.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. SECTION 10.08. Right of Setoff. In addition to any rights and remedies of the Lenders and the Issuing Lenders provided by law, upon the occurrence and during the continuation of any Event of Default, each Lender and -75-

each Issuing Lender shall have the right, without notice to any Obligor, any such notice being expressly waived by each Obligor to the extent permitted by applicable law, upon any obligations of any Obligor under this Agreement or any other Loan Document becoming due and payable (whether at the stated maturity, by acceleration or otherwise), to apply to the payment of such obligations, by setoff or otherwise, any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or such Issuing Lender, any Affiliate thereof or any of their respective branches or agencies to or for the credit or the account of any Obligor; provided that, to the extent prohibited by applicable law as described in the definition of “Excluded Swap Obligation,” no amounts set off with respect to any Obligor shall be applied to any Excluded Swap Obligations of such Obligor; and provided, further, that if any Defaulting Lender shall exercise any such right of setoff, all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of this Agreement and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Lenders and the Lenders (including the Swingline Lender). Each Lender (including any Defaulting Lender) and each Issuing Lender agrees to notify the Parent Borrower and the Administrative Agent promptly after any such application made by such Lender, provided that the failure to give such notice shall not affect the validity of such application. SECTION 10.09. Governing Law; Jurisdiction; Etc.Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York. (b) Submission to Jurisdiction. Each of the parties hereto irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the Obligors irrevocably and unconditionally agrees that all claims arising out of or relating to this Agreement or any other Loan Document brought by it or any of its Affiliates shall be brought, and shall be heard and determined, exclusively in such New York State court or, to the fullest extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judg ment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall affect any right that the Administrative Agent, any Issuing Lender or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Obligor or its properties in the courts of any jurisdiction. (c) Waiver of Venue. Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. SECTION 10.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. -76-

SECTION 10.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. SECTION 10.12. Treatment of Certain Information; Confidentiality. (a) Treatment of Certain Information. The Parent Borrower acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to the Parent Borrower or one or more of its Subsidiaries (in connection with this Agreement or otherwise) by any Lender, any Issuing Lender or by one or more Subsidiaries or Affiliates of such Lender or such Issuing Lender and the Parent Borrower hereby authorizes each Lender and each Issuing Lender to share any information delivered to such Lender or such Issuing Lender by the Parent Borrower and its Subsidiaries pursuant to this Agreement, or in connection with the decision of such Lender or such Issuing Lender to enter into this Agreement, with any Subsidiary or Affiliate of such Lender or Issuing Lender, it being understood that any such Subsidiary or Affiliate of any Lender receiving such information shall be bound by the provisions of paragraph (b) of this Section as if it were a Lender or an Issuing Lender hereunder. Such authorization shall survive the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof. (b) Confidentiality. Each of the Administrative Agent, the Issuing Lenders and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (i) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors and other representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (ii) to the extent requested by any regulatory authority purporting to have jurisdiction over it or its Affiliates (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (iii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (iv) to any other party hereto, (v) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (vi) subject to an agreement containing provisions substantially the same as those of this Section, to (x) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (y) any actual or prospective counterparty (or its advisors) to any securitization relating to the Parent Borrower and its obligations or to any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to a Borrower and its obligations, this Agreement or payments thereunder, (vii) with the consent of the Parent Borrower, (viii) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, any Issuing Lender or any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than an Obligor or (ix) to Moody’s, S&P, Fitch or any other nationally recognized rating agency. In addition, the Administrative Agent and each Lender may disclose the existence of this Agreement and the information about this Agreement to service providers to the Administrative Agent and the Lenders in connection with the administration and management of this Agreement and the other Loan Documents. For purposes of this Section, “Information” means all information received from any Obligor or any of its Subsidiaries relating to any Obligor or any of its Subsidiaries or any of their respective businesses, other than (a) any such information that is available to the Administrative Agent, any Issuing Lender or any Lender on a nonconfidential basis prior to disclosure by an Obligor or any of its Subsidiaries and other than information pertaining to this Agreement routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry and (b) any such information that is publicly disclosed by the Parent Borrower in connection with its public filings with the Securities and Exchange Commission. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. SECTION 10.13. Non-Public Information. -77-

(a) EACH LENDER, EACH ISSUING LENDER AND THE ADMINISTRATIVE AGENT ACKNOWLEDGES THAT INFORMATION FURNISHED TO IT PURSUANT TO OR IN CONNECTION WITH THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING THE PARENT BORROWER AND ITS RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS. (b) ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY ANY OBLIGOR OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT THE PARENT BORROWER AND ITS RELATED PARTIES OR THEIR RESPECTIVE SECURITIES. ACCORDINGLY, EACH LENDER AND EACH ISSUING LENDER REPRESENTS TO THE PARENT BORROWER AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS. SECTION 10.14. USA PATRIOT Act. Each Lender hereby notifies the Parent Borrower and the other Obligors that pursuant to the requirements of the USA PATRIOT Act, such Lender may be required to obtain, verify and record information that identifies the Parent Borrower and the other Obligors, which information includes the name and address of the Parent Borrower and the other Obligors and other information that will allow such Lender to identify the Parent Borrower and the other Obligors in accordance with the USA PATRIOT Act. SECTION 10.15. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate for each day to the date of repayment, shall have been received by such Lender. SECTION 10.16. No Fiduciary Relationship. The Parent Borrower, on behalf of itself and its Subsidiaries, agrees that (a) in connection with all aspects of the Transactions and any communications in connection therewith, the Parent Borrower, its Subsidiaries and their Affiliates, on the one hand, and the Administrative Agent, the Lenders, the Issuing Lenders, the Arrangers, the Syndication Agents, the Documentation AgentAgents and their Affiliates, on the other hand, will have a business relationship that does not create, by implication or otherwise, any fiduciary duty on the part of the Administrative Agent, the Lenders, the Issuing Lenders, the Arrangers, the Syndication Agents, the Documentation AgentAgents or their Affiliates, and no such duty will be deemed to have arisen in connection with any such transactions or communications, and (b) the Administrative Agent, the Lenders, the Issuing Lenders, the Arrangers, the Syndication Agents, the Documentation AgentAgents and their Affiliates may have economic interests that conflict with those of the Parent Borrower, its Subsidiaries and their Affiliates, and none of the Administrative Agent, the Lenders, the Issuing Lenders, the Arrangers, the Syndication Agents, the Documentation AgentAgents or their Affiliates has any obligation to disclose any of such interests to the Parent Borrower or any of its Subsidiaries. SECTION 10.17. Joint and Several Liability. All Loans, upon funding, shall be deemed to be jointly funded to and received by the Borrowers. Each Borrower is jointly and severally liable under this Agreement for all obligations (other than with respect to any Borrower, any Swap Obligations of another Obligor that would be Excluded Swap Obligations of such Borrower if such Obligor’s joint and several liability with respect to such Swap -78-

Obligations were treated as a guarantee for purposes of the definition of “Excluded Swap Obligation”), regardless of the manner or amount in which proceeds of Loans are used, allocated, shared or disbursed by or among the Borrowers themselves, or the manner in which an Agent and/or any Lender accounts for such Loans or other extensions of credit on its books and records. Each Borrower shall be liable for all amounts due to an Agent and/or any Lender from the Borrowers under this Agreement, regardless of which Borrower actually receives Loans or other extensions of credit hereunder or the amount of such Loans and extensions of credit received or the manner in which such Agent and/or such Lender accounts for such Loans or other extensions of credit on its books and records. Each Borrower’s obligations with respect to Loans and other extensions of credit made to it, and such Borrower’s obligations arising as a result of the joint and several liability of such Borrower hereunder with respect to Loans made to the other Borrowers hereunder shall be separate and distinct obligations, but all such obligations shall be primary obligations of such Borrower. The Borrowers acknowledge and expressly agree with the Agents and each Lender that the joint and several liability of each Borrower is required solely as a condition to, and is given solely as inducement for and in consideration of, credit or accommodations extended or to be extended under the CreditLoan Documents to any or all of the other Borrowers and is not required or given as a condition of extensions of credit to such Borrower. Each Borrower’s obligations under this Agreement shall, to the fullest extent permitted by law, be unconditional irrespective of (i) the validity or enforceability, avoidance, or subordination of the obligations of any other Borrower or of any promissory note or other document evidencing all or any part of the obligations of any other Borrower, (ii) the absence of any attempt to collect the obligations from any other Borrower, or any other security therefor, or the absence of any other action to enforce the same, (iii) the waiver, consent, extension, forbearance, or granting of any indulgence by an Agent and/or any Lender with respect to any provision of any instrument evidencing the obligations of any other Borrower, or any part thereof, or any other agreement now or hereafter executed by any other Borrower and delivered to an Agent and/or any Lender, (iv) the failure by an Agent and/or any Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the obligations of any other Borrower, (v) an Agent’s and/or any Lender’s election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a security interest by any other Borrower, as debtor-in-possession under Section 364 of the Bankruptcy Code, (vii) the disallowance of all or any portion of an Agent’s and/or any Lender’s claim(s) for the repayment of the obligations of any other Borrower under Section 502 of the Bankruptcy Code, or (viii) any other circumstances which might constitute a legal or equitable discharge or defense of a guarantor or of any other Borrower. With respect to any Borrower’s obligations arising as a result of the joint and several liability of the Borrowers hereunder with respect to Revolving Credit Loans or other extensions of credit made to any of the other Borrowers hereunder, such Borrower waives, until the obligations shall have been paid in full and this Agreement shall have been terminated, any right to enforce any right of subrogation or any remedy which an Agent and/or any Lender now has or may hereafter have against any other Borrower, any endorser or any guarantor of all or any part of the obligations, and any benefit of, and any right to participate in, any security or collateral given to an Agent and/or any Lender to secure payment of the obligations or any other liability of any Borrower to an Agent and/or any Lender. Upon any Event of Default, the Agents may proceed directly and at once, without notice, against any Borrower to collect and recover the full amount, or any portion of the obligations, without first proceeding against any other Borrower or any other Person, or against any security or collateral for the obligations. Each Borrower consents and agrees that the Agents shall be under no obligation to marshal any assets in favor of any Borrower or against or in payment of any or all of the obligations. SECTION 10.18. Contribution and Indemnification Between the Borrowers. Each Borrower is obligated to repay the obligations as a joint and several obligor under this Agreement. To the extent that any Borrower shall, under this Agreement as a joint and several obligor, repay any of the obligations constituting Loans made to another Borrower hereunder or other obligations incurred directly and primarily by any other Borrower (an “Accommodation Payment”), then the Borrower making such Accommodation Payment shall be entitled to contribution and indemnification from, and be reimbursed by, each of the other Borrowers in an amount, for each of such other Borrowers, equal to a fraction of such Accommodation Payment, the numerator of which fraction is such other Borrower’s Allocable Amount (as defined below) and the denominator of which is the sum of the Allocable Amounts of all of the Borrowers. As of any date of determination, the “Allocable Amount” of each Borrower shall be equal to the maximum amount of liability for Accommodation Payments which could be asserted against such Borrower hereunder without (a) rendering such Borrower “insolvent” within the meaning of Section 101(31) of the Bankruptcy Code, Section 2 of the Uniform Fraudulent Transfer Act (“UFTA”) or Section 2 of the Uniform Fraudulent Conveyance Act (“UFCA”), (b) leaving such Borrower with unreasonably small capital or assets, within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA, or Section 5 of the UFCA, or (c) leaving such -79-

Borrower unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA, or Section 5 of the UFCA. All rights and claims of contribution, indemnification, and reimbursement under this Section 10.18 shall be subordinate in right of payment to the prior payment in full of the obligations. The provisions of this Section 10.18 shall, to the extent expressly inconsistent with any provision in any CreditLoan Document, supersede such inconsistent provision. SECTION 10.19. Agency of the Parent Borrower for Each Other Borrower. Each other Borrower irrevocably appoints the Parent Borrower as its agent for all purposes relevant to this Agreement, including the giving and receipt of notices and execution and delivery of all documents, instruments, and certificates contemplated herein and all modifications hereto. Any acknowledgment, consent, direction, certification, or other action which might otherwise be valid or effective only if given or taken by all or any of the Borrowers or acting singly, shall be valid and effective if given or taken only by the Parent Borrower, whether or not any other Borrower join therein, and the Agents and the Lenders shall have no duty or obligation to make further inquiry with respect to the authority of the Parent Borrower under this Section 10.19; provided that nothing in this Section 10.19 shall limit the effectiveness of, or the right of the Agents and the Lenders to rely upon, any notice, document, instrument, certificate, acknowledgment, consent, direction, certification or other action delivered by any Borrower pursuant to this Agreement. SECTION 10.20. Dillar d ’s I ns ur ance Co mp an y Li mited . For the avoidance of doubt, the assets of Dillard's Insurance Company Limited, a company registered and existing under the laws of Bermuda (“DICL”), is not and shall not be required to be pledged as collateral under this Agreement or any other Loan Document and DICL is not and shall not be deemed to be an Obligor or Subsidiary Guarantor. The Administrative Agent and the Lenders hereby agree that at all times, including, without limitation, (a) if an Event of Default has occurred and is continuing or (b) if the Lenders become judgment creditors and seek to attach or levy upon any assets of the Parent Borrower or any of its Subsidiaries to enforce any such judgment, DICL will continue to be operated in compliance with the regulatory guidelines required by the Bermuda Monetary Authority and the Arkansas Insurance Department. SECTION 10.21. Acknowledgment and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write -Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto to any Lender that is an EEA Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority. -80-

Schedule 2.01

On file with the Administrative Agent.